                                                                    EXHIBIT 10.1
________________________________________________________________________________


                               CREDIT AGREEMENT

                                 By and Among

            WEEKS REALTY, L.P., WEEKS CONSTRUCTION SERVICES, INC.,
          WEEKS REALTY SERVICES, INC., WEEKS DEVELOPMENT PARTNERSHIP
                   and WEEKS FINANCING LIMITED PARTNERSHIP,
                                 as BORROWERS,

                                      and

                              WEEKS REALTY, L.P.,
                             as BORROWERS' AGENT,

                                      and

                            WEEKS REALTY, L.P. and
                              WEEKS CORPORATION,
                                as GUARANTORS,

                                      and

               EACH BANK THAT IS OR BECOMES A SIGNATORY HERETO,
                                   as BANKS,

                                      and

                        WACHOVIA BANK OF GEORGIA, N.A.,
                               as BANKS' AGENT,

                                      and

                        WACHOVIA BANK OF GEORGIA, N.A.,
                                as SWING LENDER

                                      and

                           in the Maximum Amount of
                                 $175,000,000

                              September 25, 1996


________________________________________________________________________________

                               TABLE OF CONTENTS
                               -----------------

                                                                  PAGE
                                                                  ----
ARTICLE I

    DEFINITIONS..................................................   2
        1.01   Defined Terms.....................................   2
               "Acceptance and Assumption".......................   2
               "Additional Obligor"..............................   2
               "Advance Request".................................   2
               "Affected Bank"...................................   2
               "Affiliate".......................................   2
               "Agreement".......................................   2
               "Annualized NOI"..................................   2
               "Assignee"........................................   3
               "Assignment and Acceptance".......................   3
               "Authorized Signatory"............................   3
               "Available Credit"................................   3
               "Available Swing Credit"..........................   3
               "Banks"...........................................   3
               "Banks' Agent"....................................   3
               "Base Rate".......................................   3
               "Base Rate Loan"..................................   3
               "BBA".............................................   3
               "Borrowers' Agent"................................   3
               "Breakage Costs"..................................   3
               "Capitalized Lease Obligation"....................   4
               "Change in Control"...............................   4
               "Code"............................................   5
               "Commitment"......................................   5
               "Commitment Share"................................   5
               "Consolidated Entity".............................   5
               "Control".........................................   5
               "Debt"............................................   5
               "Debt Rating".....................................   5
               "Debt Rating Table"...............................   6
               "Debt Securities".................................   6
               "Default".........................................   6
               "Development in Progress".........................   6
               "Development in Progress Value"...................   7
               "Direct Financing Lease"..........................   7
               "Direct Financing Lease Value"....................   7
               "Dollars" or "$"..................................   7
               "Domestic Business Day"...........................   7
               "Employee Benefit Plan"...........................   7
               "Environmental Laws"..............................   7
               "ERISA"...........................................   7
               "Euro-Dollar Business Day"........................   7
               "Expiration Date".................................   7
               "Extension Date"..................................   7

              "Federal Funds Rate"...............................   8
              "Fixed Charges"....................................   8
              "Fixed Charge Coverage Ratio"......................   8
              "Floating Rate"....................................   8
              "Full Recourse Covenants"..........................   8
              "Funds from Operations"............................   8
              "GAAP".............................................   9
              "Guaranty" or "Guarantee"..........................   9
              "Income"...........................................   9
              "Income Property"..................................   9
              "Income Property Value"............................   9
              "Indebtedness for Money Borrowed"..................   9
              "Initial Date".....................................  10
              "Initial Permitted Mortgage Debt"..................  10
              "Intercompany Debt"................................  10
              "Interest Expense".................................  10
              "Interest Period"..................................  10
              "Key Executives"...................................  11
              "Land Held for Future Development".................  11
              "Land Value".......................................  11
              "Lending Office"...................................  11
              "Leverage Ratio"...................................  11
              "LIBOR Margin".....................................  11
              "LIBOR Rate".......................................  12
              "LIBOR Rate Loan"..................................  12
              "Lien".............................................  12
              "Loan Documents"...................................  12
              "Loans"............................................  12
              "Mandate Letter"...................................  12
              "Margin Stock".....................................  12
              "Measurement Date".................................  12
              "Measurement Period"...............................  13
              "Minority Interests"...............................  13
              "Monthly LIBOR Index Rate".........................  13
              "Mortgage".........................................  13
              "Mortgage Debt"....................................  13
              "MPPAA"............................................  13
              "Multiemployer Plan"...............................  13
              "Non-Consolidated Subsidiary"......................  13
              "Notes"............................................  13
              "Notes Receivable Value"...........................  13
              "Obligations"......................................  13
              "Participant"......................................  14
              "PBGC".............................................  14
              "Performance Pricing Determination Date"...........  14
              "Permitted Encumbrances"...........................  14
              "Permitted Guaranties".............................  16
              "Permitted Mortgage Debt"..........................  16
              "Permitted Tax-Exempt Financing"...................  16
              "Person"...........................................  17
              "Prime Rate".......................................  17

              "Prior Indebtedness to Wachovia"...................  17
              "Property".........................................  17
              "Property Interest(s)".............................  17
              "Refunding Loan"...................................  17
              "Reportable Event".................................  17
              "Required Banks"...................................  17
              "Restricted Investment"............................  18
              "Revolving Credit Facility"........................  18
              "SEC"..............................................  18
              "Subsidiary".......................................  19
              "Substances".......................................  19
              "Swing Lender".....................................  19
              "Swing Loan LIBOR Rate"............................  19
              "Swing Loan Note"..................................  19
              "Swing Loans"......................................  19
              "Syndicated Loans".................................  19
              "Syndicated Master Note"...........................  19
              "Taxes"............................................  19
              "Terminating Bank".................................  20
              "Total Annualized NOI".............................  20
              "Total Asset Value"................................  20
              "Total Debt".......................................  20
              "Total Interest Bearing Debt"......................  20
              "Total Secured Debt"...............................  20
              "Total Unsecured Debt".............................  20
              "Unencumbered Property Value"......................  20
              "Venture Interests"................................  20
              "Venture Interests Value"..........................  21
              "Weeks Guaranties".................................  21
              "Weeks Venture"....................................  21
       1.02   Accounting Terms and Determinations................  21
       1.03   References.........................................  22
       1.04   Use of Defined Terms...............................  22
       1.05   Terminology........................................  22

ARTICLE II

    REVOLVING CREDIT FACILITY....................................  22
       2.01   Syndicated Loans...................................  22
       2.02   Swing Loans........................................  22
       2.03   Facility Amount Reduction or Termination...........  22
       2.04   Expiration; Extension..............................  23
       2.05   Rate of Interest on Syndicated Loans...............  24
       2.06   Rate of Interest on Swing Loans....................  24
       2.07   Notice and Manner of Borrowing.....................  25
       2.08   Automatic Conversion...............................  27
       2.09   Interest Payments on Syndicated Loans..............  27
       2.10   Interest Payments on Swing Loans...................  27
       2.11   Maturity...........................................  28
       2.12   Participation in Swing Loans.......................  28
       2.13   Notes..............................................  28
       2.14   Use of Loan Proceeds...............................  29

       2.15   Prepayment of Syndicated Loans.....................  30
       2.16   Prepayment of Swing Loans..........................  30
       2.17   Mandatory Prepayments..............................  31
       2.18   General Provisions as to Payments..................  31
       2.19   Default Rate of Interest...........................  33
       2.20   Fees...............................................  33
              (a) Origination Fee................................  34
              (b) Extension Fees.................................  34
              (c) Unused Commitment Fee..........................  34
       2.21   Limitation of Liability............................  34
       2.22   Increased Costs; Illegality; Capital Adequacy......  35
       2.23   Calculation of Compensation to Banks; Required
              Transfer by Banks..................................  36

ARTICLE III

    BORROWERS' AGENT.............................................  37
       3.01   Appointment of Borrowers' Agent....................  37
       3.02   Performance of Duties on Behalf of Borrowers.......  38
       3.03   Termination of Agency..............................  38
       3.04   Disbursements of Loan Proceeds.....................  39
       3.05   Recordkeeping......................................  39
       3.06   Covenant Not to Sue................................  39

ARTICLE IV

    BANKS' AGENT.................................................  40
       4.01   Appointment; Powers and Immunities.................  40
       4.02   Reliance by Banks' Agent...........................  41
       4.03   Defaults...........................................  41
       4.04   Rights of Banks' Agent as a Bank and as
              Swing Lender.......................................  42
       4.05   Indemnification....................................  42
       4.06   Consequential Damages..............................  42
       4.07   Payee of Note Treated as Owner.....................  42
       4.08   Nonreliance on Banks' Agent and Other Banks or
              Swing Lender.......................................  43
       4.09   Failure to Act.....................................  43
       4.10   Resignation or Removal of Banks' Agent.............  43
       4.11   Directions to Banks' Agent.........................  44

ARTICLE V

    CONDITIONS TO REVOLVING CREDIT FACILITY......................  45
       5.01   Operating Partnership's Authority..................  45
       5.02   Weeks Corporation's Authority......................  45
       5.03   Construction's Authority...........................  45
       5.04   Realty's Authority.................................  45
       5.05   Development's Authority............................  45
       5.06   Financing's Authority..............................  46
       5.07   Satisfactory Financial Condition...................  46
       5.08   Representations and Warranties.....................  46

       5.09    Payment of Fees...................................  46
       5.10    Syndicated Master Notes...........................  46
       5.11    Swing Loan Note...................................  46
       5.12    Weeks Guaranties..................................  46
       5.13    Certificates of Incumbency........................  46
       5.14    Other Documentation...............................  46
       5.15    REIT Status.......................................  47
       5.16    Opinion of Counsel................................  47
       5.17    Key Executives....................................  47
       5.18    Repayment of Debt.................................  47
       5.19    General Conditions................................  47

ARTICLE VI

   CONDITIONS TO SYNDICATED LOANS................................  47
       6.01    Representations and Warranties....................  47
       6.02    Available Credit..................................  47
       6.03    No Material Adverse Change........................  47
       6.04    Full Compliance...................................  48
       6.05    No Default; No Claims.............................  48
       6.06    Incumbency........................................  48
       6.07    Advance Request...................................  48

ARTICLE VII

   CONDITIONS TO SWING LOANS.....................................  48
       7.01    Representations and Warranties....................  48
       7.02    Available Swing Credit............................  48
       7.03    General Conditions................................  48

ARTICLE VIII

   ENVIRONMENTAL MATTERS.........................................  49
       8.01    Representations, Warranties.......................  49
       8.02    Continued Compliance..............................  50

ARTICLE IX

   REPRESENTATIONS AND WARRANTIES................................  50
       9.01    Consolidated Entities and Non-Consolidated
               Subsidiaries......................................  50
       9.02    Corporate Organization............................  50
       9.03    Limited Partnership Organization..................  51
       9.04    Development Organization..........................  51
       9.05    Power and Authority...............................  51
       9.06    Enforceability....................................  51
       9.07    Violation of Organizational Documents.............  51
       9.08    Conflicts.........................................  51
       9.09    Title.............................................  52
       9.10    Existence of Liens................................  52
       9.11    Financial Condition...............................  52
       9.12    Litigation........................................  52

       9.13   Foreign Qualifications............................. 52
       9.14   Tax Obligations.................................... 52
       9.15   Capital Stock...................................... 53
       9.16   Insolvency......................................... 53
       9.17   Margin Stock....................................... 53
       9.18   Franchises, Licenses, Etc.......................... 53
       9.19   ERISA.............................................. 54
       9.20   Financial Statements............................... 55
       9.2    Misrepresentations................................. 55

ARTICLE X

    AFFIRMATIVE COVENANTS......................................... 55
       10.01  Location of Records................................. 55
       10.02  Inspection.......................................... 55
       10.03  Financial and Other Information..................... 56
       10.0   Governmental Obligations............................ 57
       10.05  Insurance........................................... 58
       10.06  Operation of Properties, Inspection................. 58
       10.07  Preservation of Business............................ 59
       10.08  Maintenance of Records.............................. 59
       10.09  Notice of Adverse Changes........................... 59
       10.10  Notice of Litigation................................ 60
       10.11  Payment of Obligations.............................. 60
       10.12  REIT Status......................................... 60
       10.13  Compliance With Laws................................ 60
       10.14  Notice of Exercise of Remedies Under Mortgages...... 61
       10.15  Management.......................................... 61
       10.16  Deposit Accounts.................................... 61
       10.17  Intercompany Transactions........................... 61
       10.18  Debt Rating........................................ .61

ARTICLE XI

   NEGATIVE COVENANTS............................................. 61
       11.01   Guaranties......................................... 61
       11.02   Merger, Consolidation, etc......................... 62
       11.03   Disposition of Assets.............................. 63
       11.04   Judgments.......................................... 63
       11.05   Indebtedness....................................... 63
       11.06   Dividends and Distributions........................ 64
       11.07   Material Adverse Changes........................... 64
       11.08   Environmental Matters.............................. 65
       11.09   Change in Control.................................. 65
       11.10   Advances, Loans and Other Restricted Investments... 65
       11.11   Liens.............................................. 66

ARTICLE XII

   FINANCIAL COVENANTS............................................ 66
       12.01  Minimum Fixed Charge Coverage Ratio................. 66
       12.02  Maximum Leverage.................................... 66
       12.03  Maximum Unsecured Debt.............................. 66
       12.04  Maximum Secured Debt................................ 66
       12.05  Maximum Debt Yield.................................. 66

ARTICLE XIII

   DEFAULT........................................................ 66
       13.01  Nonpayment of Obligations........................... 66
       13.02  Other Monetary Defaults of Weeks Corporation
                 or Borrowers..................................... 67
       13.03  Defaults of Weeks Ventures.......................... 67
       13.04  Breach of Warranty or Representation................ 67
       13.05  Breach of Covenants................................. 67
       13.06  Weeks Realty Partnership Agreement Defaults......... 67
       13.07  Permitted Mortgage Debt Defaults.................... 68
       13.08  Voluntary Insolvency Proceedings.................... 68
       13.09  Involuntary Insolvency Proceedings.................. 68
       13.10  Voluntary Receivership.............................. 68
       13.11  Involuntary Receivership............................ 68
       13.12  Assignment for the Benefit of Creditors............. 68
       13.13  Insolvency.......................................... 68
       13.14  Termination of Agency............................... 69
       13.15  Interest Rate Agreements............................ 69
       13.16  Weeks Guaranties.................................... 69

ARTICLE XIV

   RIGHTS AND REMEDIES............................................ 69
       14.01  Prior to Default.................................... 69
       14.02  Upon Default........................................ 69
       14.03  Cure of Defaults.................................... 69
       14.04  Costs of Collection................................. 70
       14.05  Setoff.............................................. 70
       14.06  Sharing of Collections.............................. 71

ARTICLE XV

   FEES AND EXPENSES; INDEMNIFICATION............................. 71
       15.01  Fees and Expenses................................... 71
       15.02  Agent's Administration Fee.......................... 72
       15.03  Amendment, Waiver and Prepayment Fees............... 72
       15.04  Indemnification..................................... 72

ARTICLE XVI

    MISCELLANEOUS................................................  73
       16.01  Cumulative Rights; Non-waiver......................  73
       16.02  No Obligation to Third Parties.....................  74
       16.03  Successors and Assigns.............................  74
       16.04  Governing Law......................................  76
       16.05  Survival of Obligations............................  76
       16.06  Entire Agreement...................................  77
       16.07  Invalidity.........................................  77
       16.08  Headings...........................................  77
       16.09  Changes in Forms...................................  77
       16.10  Notices............................................  77
       16.11  Amendments and Waivers.............................  79
       16.12  Time of the Essence................................  79
       16.13  Execution in Counterparts..........................  80
       16.14  Joint and Several Liability........................  80
       16.15  Attorneys' Fees....................................  80
       16.16  Additional Parties.................................  80
       16.17  Confidentiality....................................  81
       16.18  Representations by Banks and Swing Lender..........  81
       16.19  Miscellaneous......................................  81

                               TABLE OF EXHIBITS
                               -----------------


EXHIBIT    DESCRIPTION                     REFERENCE SECTION
-------    -----------                     -----------------

A           Acceptance and Assumption                  1.01

B           Advance Request                            1.01

C           Assignment and Acceptance                  1.01

D           Swing Loan Note                            1.01

E           Syndicated Master Note                     1.01

F           Unconditional Guaranty of Payment
            and Performance (executed by Weeks
            Corporation in favor of Banks and
            Swing Lender)                              1.01

G           Unconditional Guaranty of Payment
            and Performance (executed by Operating
            Partnership in favor of Banks and
            Swing Lender                              10.03(b)

H           Certificate of Chief Financial Officer    10.03(b)


                                CREDIT AGREEMENT
                                ----------------


  THIS CREDIT AGREEMENT (the "Agreement") is made and entered into as of
                              ---------
September 25, 1996, by and among WEEKS REALTY, L.P., a Georgia limited partnership ("Operating Partnership"), WEEKS CONSTRUCTION SERVICES, INC., a
              ---------------------
Georgia corporation ("Construction"), WEEKS REALTY SERVICES, INC., a Georgia
                      ------------
corporation ("Realty"), WEEKS DEVELOPMENT PARTNERSHIP, a Georgia general
              ------
partnership ("Development"), WEEKS FINANCING LIMITED PARTNERSHIP, a Georgia
              -----------
limited partnership ("Financing") (Operating Partnership, Construction, Realty,
                      ---------
Development and Financing, collectively, "Borrowers," and each, individually, a
                                          ---------
"Borrower"); WEEKS REALTY, L.P., a Georgia limited partnership, in its capacity
 --------
as Borrowers' Agent ("Borrowers' Agent"); WEEKS CORPORATION, a Georgia
                      ----------------
corporation ("Weeks Corporation")(Weeks Corporation and Operating Partnership,
              -----------------
collectively, "Guarantors," and each, individually, a "Guarantor"); each Bank
               ----------                              ---------
that is or becomes a signatory hereto (collectively, "Banks," and each,
                                                      -----
individually, a "Bank"); WACHOVIA BANK OF GEORGIA, N.A., a national banking
                 ----
association ("Wachovia"), in its capacity as Swing Lender hereunder ("Swing
              --------                                                -----
Lender") and in its capacity as Banks' Agent hereunder (including any successor,
------
"Banks' Agent").
 ------------


                              W I T N E S S E T H:
                              - - - - - - - - - -


  WHEREAS, Borrowers desire to borrow, repay and reborrow money from Banks and obtain swing loans from Swing Lender, on the terms and conditions set forth herein; and

  WHEREAS, Banks and Swing Lender are willing to make loans to Borrowers, in amounts which do not exceed at any one time the principal sum outstanding of $175,000,000.00, on the terms and conditions set forth herein; and

  WHEREAS, Weeks Corporation is the sole general partner of Operating Partnership, the loans will be to the direct financial interest and advantage of Weeks Corporation, and in order to induce Banks and Swing Lender to enter into this Agreement and to make loans to Borrowers pursuant to its terms, Weeks Corporation has agreed to become a party to this Agreement and to become bound by the terms and conditions hereof;

  NOW, THEREFORE, for and in consideration of the premises and the mutual covenants contained herein, and for other good and valuable consideration, the receipt, adequacy and sufficiency of which are hereby acknowledged by the parties hereto, the parties hereto agree as follows:

                                   ARTICLE I
                                   ---------

                                  DEFINITIONS
                                  -----------

  1.01  Defined Terms.  In addition to those terms defined elsewhere in this
        -------------
Agreement, as used in this Agreement, the following terms shall have the following meanings, unless the context otherwise requires:

        "Acceptance and Assumption" shall mean an Acceptance and Assumption
         -------------------------
executed in accordance with the provisions of Section 16.16 and in the form of

Exhibit A, which is attached hereto and incorporated herein by reference.
---------

        "Additional Obligor" shall have the meaning ascribed to such term in
         ------------------
Section 16.16.

        "Advance Request" shall mean a request for a Loan in the form of Exhibit
         ---------------                                                 -------
B, which is attached hereto and incorporated herein by reference.
-

        "Affected Bank" shall have the meaning ascribed to such term in Section
         -------------
2.23(c).

        "Affiliate" shall mean any Person which, directly and/or indirectly,
         ---------
owns or Controls, on an aggregate basis, individually all beneficial ownership and ownership or Control as a trustee, guardian or other fiduciary, in excess of twenty percent (20%) of the outstanding capital stock having ordinary voting power to elect a majority of the board of directors (irrespective of whether, at the time, stock of any other class or classes of any Borrower shall have or might have voting power by reason of the happening of any contingency).

        "Agreement" shall mean this Credit Agreement, together with any
         ---------
amendments or supplements hereto and schedules or exhibits hereto.

        "Annualized NOI" shall mean, with respect to an Income Property or a
         --------------
Property subject to a Direct Financing Lease, as of any given date, the annual net operating income from the collection of rents and reimbursements according to leases in good standing, including income from property accounted for as Direct Financing Leases, after deducting all expenses incurred to operate the property, including, without limitation, an allocation of hypothetical management fees of three percent (3%) of rent, administration, insurance, repairs, maintenance, utilities, property taxes and a reasonable reserve for structural replacements and repairs, but exclusive of any debt service payments under any indebtedness secured by the subject property, if any, calculated by annualizing the income received and expenses incurred during the quarterly period ending most recently prior to such date, reported in accordance with GAAP.  "Annualized NOI" for properties acquired by the owner
                           --------------
thereof during any Measurement Period may be adjusted to reflect the actual performance of such property for the entire quarterly period irrespective of the date such property was acquired.

        "Assignee" shall have the meaning ascribed to said term in Section
         --------
16.03(b).

        "Assignment and Acceptance" shall mean an Assignment and Acceptance
         -------------------------
executed in accordance with the provisions of Section 16.03(c) and in the form of Exhibit C, which is attached hereto and incorporated herein by reference.
   ---------

        "Authorized Signatory" shall mean, with respect to a person, such senior
         --------------------
personnel of such person as may be duly authorized and designated in writing by such person to execute documents, agreements and instruments, including the Loan Documents, on behalf of such person.

        "Available Credit" shall mean the amount, if any, by which the Facility
         ----------------
Amount exceeds the aggregate principal amount of the Loans.

        "Available Swing Credit" shall mean the lesser of (a) $5,000,000 or (b)
         ----------------------
the Available Credit.

        "Banks" shall mean all Banks that are or become signatories to this
         -----
Agreement.  "Bank" means any one of such Banks.
             ----

        "Banks' Agent" shall mean Wachovia, in its capacity as the agent for
         ------------
Banks in accordance with the agency established pursuant to the provisions of
Article IV.

        "Base Rate" shall mean the higher of (a) the Prime Rate or (b) .50% per
         ---------
annum (50 basis points) plus the Federal Funds Rate.

        "Base Rate Loan" shall mean a Syndicated Loan for which Borrowers shall
         --------------
have elected the Floating Rate option in accordance with the provisions of
Section 2.05 or for which the interest rate shall have been automatically converted to the Floating Rate in accordance with the provisions of Section 2.08.

        "BBA" shall mean the British Bankers Association.
         ---

        "Borrowers' Agent" shall mean Operating Partnership, in its capacity as
         ----------------
the agent for Borrowers in accordance with the agency established pursuant to the provisions of Article III.

        "Breakage Costs" shall mean, with respect to any outstanding principal
         --------------
amount of any LIBOR Rate Loan being paid
before the last day of the Interest Period therefor, such amount or amounts as shall compensate Banks for any actual loss, cost or expense incurred by Banks (but excluding lost profits) as a result of such payment being made before the last day of the Interest Period, including, without limitation, an amount equal to the excess, if any, of (a) the amount of interest which would have accrued on the amount so paid for the period from the date of such payment to the last day of the Interest Period (such period herein referred to as the "Breakage Period")
                                                               ---------------
at the applicable LIBOR Rate, less the applicable LIBOR Margin, over (b) the amount of interest (as reasonably determined by Banks' Agent) Banks would have paid on deposits in Dollars of comparable amounts for a term comparable to the Breakage Period placed with Banks by leading banks in the London interbank market.

        "Capitalized Lease Obligation" shall mean that portion of any obligation
         ----------------------------
of a Person, as a lessee under a lease, which at the time would be required to be capitalized on the balance sheet of such Person in accordance with GAAP.

        "Change in Control," in the case of any entity which is a partnership,
         -----------------
shall mean: (a) a change in the identity of any general partner thereof,(b) the sale of all or substantially all of its assets, or (c) its liquidation or dissolution or its adoption of any plan of liquidation or dissolution or its public announcement of its intention to liquidate or dissolve; and in the case of any entity which is a corporation, shall mean (a) any transaction, whether by merger, consolidation, asset sale, tender offer, reverse stock split or otherwise, which results in the acquisition or beneficial ownership (as such term is defined under rules and regulations promulgated under the Securities Exchange Act of 1934, as amended) by any Person of 25% or more of the outstanding shares of all classes of equity securities of any such corporation having ordinary voting rights, other than A.R. Weeks, Jr., or any of his siblings, or any of their respective estates, or any trusts or family partnerships pursuant to which voting control of such equity securities may be exercised by A.R. Weeks, Jr. or any of his siblings, individually or as a trustee or pursuant to contractual rights, (b) the sale of all or substantially all of the assets of such entity, or (c) its liquidation or dissolution or its adoption of any plan of liquidation or dissolution or its public announcement of its intention to liquidate or dissolve. In determining the acquisition or beneficial ownership of the outstanding shares of equity securities by any individual for purposes of the definition of "Change in Control" hereunder, the
                                              -----------------
term "individual" shall have the meaning ascribed to such term in Section 542(a)(2) of the Code, and an individual shall be deemed to have acquired or to have beneficial ownership of all shares that would be attributed to or treated as held by such individual for purposes of determining whether the corporation is closely held in accordance with Sections 856(a)(6) and 856(h) of the Code.

        "Code" shall mean the Internal Revenue Code of 1986, as amended,
         ----
together with the Treasury Regulations promulgated pursuant thereto.

        "Commitment" shall mean, with respect to each Bank, as of any given
         ----------
date, an amount equal to the product obtained by multiplying such Bank's Commitment Share by the Facility Amount on such date.

        "Commitment Share" shall mean, with respect to each Bank, the Commitment
         ----------------
Share set forth opposite such Bank's name on the signature pages hereof.

        "Consolidated Entity" shall mean any entity (a) which shall be under the
         -------------------
Control of either Weeks Corporation or any Borrower; and (b) whose accounts shall be consolidated under GAAP in the financial statements of Weeks Corporation.

        "Control" shall mean, with respect to any entity, the power to direct
         -------
the management and policies of such entity, directly, indirectly, whether through the ownership of voting securities or otherwise.

        "Debt" of any Person means, at any date, without duplication, (a) all
         ----
Indebtedness for Money Borrowed owing by such Person, (b) all Capitalized Lease Obligations of such Person, (c) all obligations of such Person to reimburse any bank or other Person in respect of amounts paid or to be paid under a letter of credit or similar instrument, to the extent such obligations would be required, in accordance with GAAP, to be included as a liability on such Person's balance sheet, and (d) all Debt of others secured by a Lien on any asset of such Person, whether or not such Debt is assumed by such Person, which Debt at the time would be required to be capitalized on the balance sheet of such Person in accordance with GAAP; provided, however, that the term Debt shall not include any such
           --------  -------
obligations to the extent such obligations have been the subject of a "legal" defeasance or an "in substance" defeasance in accordance with GAAP.

        "Debt Rating" shall mean, as of any given day, whichever is the higher
         -----------
of (a) the higher of the rating, if any, of Operating Partnership's senior unsecured, unenhanced debt (or, if no such rating exists, its issuer credit rating, if any, for debt of such type) given by Moody's Investor Service or Standard and Poor's (as such rating may change from time to time) (provided that
                                                                   --------
in the event of a double or greater split rating, the rating immediately below the highest rating shall apply), or, if only one of them rates Operating Partnership's senior unsecured, unenhanced debt, such rating, or (b) the higher of the rating, if any, of Weeks Corporation's senior unsecured, unenhanced debt (or, if no such rating exists, its issuer credit rating, if any, for debt of such type) given by Moody's Investor Service or Standard and Poor's (as such rating may change from time to time) (provided that in the event of a
                                           --------
double or greater split rating, the rating immediately below the highest rating shall apply), or, if only one of them rates Weeks Corporation's senior unsecured, unenhanced debt, such rating; or, if Moody's Investor Service or Standard and Poor's rate such debt of only Operating Partnership or only Weeks Corporation but not both, the higher of such ratings of such one entity.

        "Debt Rating Table" shall mean the following:
         -----------------

Performance       Debt Rating   LIBOR        Unused       Annual Extension
 Pricing Level    S&P/Moody's  Margin    Commitment Fee         Fee

--------------------------------------------------------------------------
I                 Above           0.75%           0.150%             0.100%
                  BBB+/Baal
--------------------------------------------------------------------------
II                BBB+/Baa1       0.90%           0.150%             0.125%
--------------------------------------------------------------------------
III               BBB/Baa2        1.05%           0.150%             0.125%
--------------------------------------------------------------------------
IV                BBB-/Baa3       1.20%           0.150%             0.125%
--------------------------------------------------------------------------
V
on or before
 December 31,     Below BBB-      1.35%           0.200%             0.125%
 1997             /Baa3

--------------------------------------------------------------------------
V
on or after       Below BBB-      1.50%           0.200%             0.125%
 January 1,       /Baa3
 1998
--------------------------------------------------------------------------


        "Debt Securities" shall mean debt securities issued by Weeks Corporation
         ---------------
or any Consolidated Entity in a private placement or public offering made in compliance with all applicable federal securities laws and state Blue Sky laws, which are not secured by a Mortgage on any Property, payment of which is not ranked senior to the Obligations and prior written notice of the issuance of which shall have been given to Banks' Agent (which shall promptly forward copies of such written notice to all Banks and Swing Lender).

        "Default" shall mean any of the events or conditions
         -------
described in Article XIII.

        "Development in Progress" shall mean a Property that will or is intended
         -----------------------
to be income producing upon completion and that is being improved with a building which is under construction.

        "Development in Progress Value" shall mean, with respect to a
         -----------------------------
Development in Progress, the book value of such property, including the improvements upon such property and the underlying land, all determined in accordance with GAAP.

        "Direct Financing Lease" shall mean a lease of Property under which
         ----------------------
Weeks Corporation, any Consolidated Entity or any Non-Consolidated Subsidiary is the lessor and which is required, in accordance with GAAP, to be capitalized on the balance sheet of the lessee thereunder and classified as a long term receivable on the balance sheet of the lessor thereunder.

        "Direct Financing Lease Value" shall mean, with respect to a Direct
         ----------------------------
Financing Lease, the book value of such Direct Financing Lease, determined in accordance with GAAP.

        "Dollars" or "$" means dollars in lawful currency of the United States
         -------      -
of America.

        "Domestic Business Day" means any day except a Saturday, Sunday or other
         ---------------------
day on which commercial banks in Georgia are authorized by law to close (including, without limitation, any day which is a federal banking holiday in the United States of America).

        "Employee Benefit Plan" shall mean any employee welfare benefit plan or
         ---------------------
any employee pension benefit plan, as those terms are defined in Section 3(1) and 3(2) of ERISA, for the benefit of the employees of Weeks Corporation or any Consolidated Entity which is a member of a controlled group or under common control with any such Person, as such terms are defined in Section 4001(a)(14) of ERISA.

        "Environmental Laws" shall mean all state, federal or local
         ------------------
environmental laws and regulations.

        "ERISA" shall mean the Employee Retirement Income Security Act of 1974,
         -----
as amended from time to time.

        "Euro-Dollar Business Day" means any Domestic Business Day on which
         ------------------------
dealings in Dollar deposits are carried out in the London interbank market.

        "Expiration Date" shall mean December 31, 1999, or such later December
         ---------------
31 to which the expiration of the Revolving Credit Facility may be extended from time to time pursuant to the provisions of Section 2.04.

        "Extension Date" shall have the meaning ascribed to such term in Section
         --------------
2.04.

        "Facility Amount" shall mean $175,000,000 or such reduced amount as
         ---------------
shall be elected by Borrowers in accordance with Section 2.03.

        "Federal Funds Rate" shall mean, for any day, the rate per annum
         ------------------
(rounded upward, if necessary, to the next higher 1/100 of 1%) equal to the weighted average of the rates on overnight Federal funds transactions with members of the Federal Reserve System arranged by federal funds brokers on such day, as published by the Federal Reserve Bank of New York, on the Domestic Business Day next succeeding such day, provided that(a) if the day for which
                                       --------
such rate is to be determined is not a Domestic Business Day, the "Federal Funds
                                                                   -------------
Rate" for such day shall be such rate on such transactions on the next preceding
----
Domestic Business Day as so published on the next succeeding Domestic Business Day, and (b) if such rate is not so published for any day, the "Federal Funds
                                                                -------------
Rate" for such day shall be the average rate charged to Banks' Agent on such day
----
on such transactions, as determined by Banks' Agent.

        "Fixed Charges" shall mean the sum of Interest Expense and current
         -------------
payments under Capitalized Lease Obligations, determined in accordance with GAAP for Weeks Corporation on a consolidated basis.

        "Fixed Charge Coverage Ratio" shall mean, as of any Measurement Date,
         ---------------------------
the ratio of Income for the Measurement Period ending on such Measurement Date to Fixed Charges for such Measurement Period.

        "Floating Rate" shall mean the Base Rate minus .25% per annum (25 basis
         -------------
points).

        "Full Recourse Covenants" shall mean those full recourse covenants,
         -----------------------
warranties and representations typically found in secured, non-recourse real property financing documents, including covenants and indemnities with respect to environmental matters, liability for payment of taxes, payment of rents after an event of default, fraud and similar matters.

        "Funds from Operations" shall mean net income (loss) of Weeks
         ---------------------
Corporation, determined on a consolidated basis in accordance with GAAP, before
                                                                         ------
deducting the portion of such net income (loss) allocable to Minority Interests, gains (or losses) from debt restructuring and sales of property, depreciation and amortization, and after adjustments for unconsolidated partnerships and joint ventures. Adjustments for unconsolidated partnerships and joint ventures will be calculated to reflect "Funds from Operations" on the same basis. It is
                               ---------------------
acknowledged that the computation of "Funds from Operations" may be adjusted
                                      ---------------------
from time to time to be consistent with the conventions adopted by the National Association of Real Estate Investment Trusts.

        "GAAP" means generally accepted accounting principles applied on a basis
         ----
consistent with those which, in accordance with Section 1.02, are to be used in making the calculations for purposes of determining compliance with the terms of this Agreement.

        "Guaranty" or "Guarantee", as applied to an obligation (each a "primary
         --------      ---------
obligation"), shall mean and include: (a) any guaranty, direct or indirect, in any manner, of any part or all of such primary obligation; (b) any agreement, direct or indirect, contingent or otherwise, the intended or practical effect of which is to assure in any way the payment or performance (or payment of damages in the event of non-performance) of any part or all of such primary obligation, including, without limiting the foregoing, any reimbursement obligations as to amounts drawn by beneficiaries under letters of credit; and (c) any obligation, whether or not contingent, (i) to purchase any such primary obligation or any property or asset constituting direct or indirect security therefor, (ii) to advance or supply funds (A) for the purchase or payment of such primary obligation or (B) to maintain working capital, equity capital or the net worth, cash flow, solvency or other balance sheet or income statement condition of any other person, (iii) to purchase property, assets, securities or services primarily for the purpose of assuring the owner or holder of any primary obligation of the ability of the primary obligor with respect to such primary obligation to make payment thereof, or (iv) otherwise to assure or hold harmless the owner or holder of such primary obligation against loss in respect thereof.

        "Income" shall mean the net income of Weeks Corporation, determined on a
         ------
consolidated basis  in accordance with GAAP, before deducting the portion of
                                             ------
such net income allocable to Minority Interests, gains and losses on the sale of property, federal, state and local income tax, depreciation (excluding non-recurring write-downs of property values) and amortization.

        "Income Property" shall mean an income producing Property which is
         ---------------
wholly-owned by Weeks Corporation, a Consolidated Entity or a Non-Consolidated Subsidiary and improved with a completed building, but which is not leased under a Direct Financing Lease.

        "Income Property Value" shall mean, with respect to any Income Property,
         ---------------------
the quotient obtained by dividing the Annualized NOI for such property by a capitalization rate of 9.50%.

        "Indebtedness for Money Borrowed" of any Person means, at any date,
         -------------------------------
without duplication, all indebtedness for money borrowed by such Person, all indebtedness evidenced by notes, bonds, debentures or similar instruments payable by such Person (secured or unsecured, full recourse or non-recourse), all obligations of such Person to reimburse any bank or other Person in respect of amounts paid or to be paid under a banker's acceptance, all indebtedness of such Person issued or assumed as full or partial payment for property or services (excluding unsecured accounts payable and other unsecured obligations incurred in the ordinary and regular course of the business of such Person), all obligations of such Person for reimbursement with respect to letters of credit procured for the account of such Person as a credit enhancement for any of the foregoing, and including interest which is accrued on any such indebtedness but not paid on the original due date therefor or within any applicable cure or grace period as provided by the underlying contract for such interest.

        "Initial Date" shall have the meaning ascribed to such term in Section
         ------------
2.18(c).

        "Initial Permitted Mortgage Debt" shall mean those loans identified on
         -------------------------------
page 9 of Weeks Corporation's Quarterly Report on Form 10-Q filed in respect of the quarter ended June 30, 1996, with the SEC, together with all extensions, renewals, modifications and refinancings thereof.

        "Intercompany Debt" shall mean Debt owing by Weeks Corporation, any
         -----------------
Consolidated Entity or Non-Consolidated Subsidiary, on the one hand, to Weeks Corporation or another Consolidated Entity or Non-Consolidated Subsidiary, on the other hand.

        "Interest Expense" shall mean, with respect to any period, an amount
         ----------------
equal to the sum of (a) the interest payable during such period with respect to Indebtedness for Money Borrowed of Weeks Corporation and the Consolidated Entities and reported as an expense in accordance with GAAP and not as a capitalized item, and (b) the interest component of Capitalized Lease Obligations of Weeks Corporation and the Consolidated Entities payable during such period.

        "Interest Period" shall mean:
         ---------------

        (a) With respect to each LIBOR Rate Loan, the period commencing on the date of such Loan and ending on the numerically corresponding day in the first, second, third or sixth month thereafter, as Borrowers may elect in the applicable Advance Request; provided that:
                            --------

  (i) any Interest Period (subject to subparagraph (iii) below) which would otherwise end on a day which is not a Euro-Dollar Business Day shall be extended to the next succeeding Euro-Dollar Business Day unless such Euro-Dollar Business Day falls in another calendar month, in which case such Interest Period shall end on the next preceding Euro-Dollar Business Day;

             (ii) any Interest Period which begins on the last Euro-Dollar Business Day of a calendar month (or on a day for which there is no numerically corresponding day in the appropriate subsequent calendar month) shall, subject to subparagraph (iii) below, end on the last Euro-Dollar Business Day of the appropriate subsequent calendar month; and

             (iii) no Interest Period may be selected which would end after the Expiration Date; and

        (b) With respect to each Base Rate Loan, the period commencing on the date of such Loan and ending on the earlier of 30 days thereafter or the Expiration Date; provided that:
                 --------

             (i) any Interest Period (subject to subparagraph (ii) below) which would otherwise end on a day which is not a Domestic Business Day shall be extended to the next succeeding Domestic Business Day; and

             (ii) no Interest Period may be selected which would end after the Expiration Date.

        "Key Executives" shall mean the principal officers of Weeks Corporation.
         --------------

        "Land Held for Future Development" shall mean a Property which is
         --------------------------------
neither an Income Property, nor a Development in Progress, nor a Property subject to a Direct Financing Lease.

        "Land Value" shall mean the book value of Land Held for Future
         ----------
Development, determined in accordance with GAAP.

        "Lending Office" shall mean, as to each Bank or Swing Lender, its office
         --------------
located at its address set forth on the signature pages hereof (or identified on the signatures pages hereof as its Lending Office) or such other office as such Bank or Swing Lender may hereafter designate as its Lending Office by notice to Borrowers' Agent, Banks' Agent and each other Bank and Swing Lender.

        "Leverage Ratio" shall mean the ratio of Total Debt (but excluding
         --------------
Minority Interests and liabilities consisting of accruals and valuation reserves) to Total Asset Value.

        "LIBOR Margin" shall mean, as of any given day, the percentage rate per
         ------------
annum determined by reference to the Debt Rating Table and based on the Debt Rating, if any, as determined by Banks' Agent, or lack of a Debt Rating, in effect as of such day, if such day is a Performance Pricing Determination Date, or otherwise as of the Performance Pricing Determination Date immediately preceding such day; provided that if as of such day
                    --------

Leverage exceeds .50:1.00, the "LIBOR Margin" shall be the sum of the otherwise
                                ------------
applicable LIBOR Margin and 0.25%.

        "LIBOR Rate" shall mean the prevailing London Interbank Offered Rate
         ----------
(LIBOR) for any Interest Period, as published by the BBA and reported by Reuters
                                                                         -------
(Screen 3750) (or, in the absence or unavailability of Reuters (Screen 3750), as
                                                       -------
such rate is determined by any other comparable interest rate reporting service available to Banks' Agent) for the second Euro-Dollar Business Day immediately preceding the first day of the Interest Period, plus the LIBOR Margin, as said rate may be adjusted by Banks' Agent from time to time as necessary to compensate Banks for any loss of yield to Banks on LIBOR Rate Loans which would otherwise result from any change in applicable law, rules, regulations, treaties, or governmental or judicial directives, in the interpretation or administration thereof, or in Banks' compliance therewith.

        "LIBOR Rate Loan" shall mean a Syndicated Loan for which Borrowers shall
         ---------------
have elected the LIBOR Rate option in accordance with the provisions of Section 2.05.

        "Lien" shall mean, with respect to any Property Interest, any Mortgage
         ----
and any other claim of lien, pledge, assignment, charge, security interest, title retention agreement, levy, execution, attachment, garnishment, encumbrance or servitude of any kind, whether by consensual agreement or by operation of statute or other law, and whether voluntary or involuntary, and whether or not choate, vested or perfected.

        "Loan Documents" shall mean this Agreement, the Notes, the Weeks
         --------------
Guaranties, and all other documents, agreements, certificates, and reports called for herein or executed in connection herewith or contemplated hereby, as the same may be amended from time to time.

        "Loans" shall mean all Syndicated Loans and all Swing Loans.  "Loan"
         -----                                                         ----
shall mean any individual such Syndicated Loan or Swing Loan.

        "Mandate Letter" shall mean that certain mandate letter dated July 15,
         --------------
1996, from Wachovia to Operating Partnership, outlining the proposed terms and conditions of the financing evidenced by this Agreement.

        "Margin Stock" shall mean margin stock, as defined in Section 221.2(h)
         ------------
(or any successor provision) of the Regulations of the Board of Governors of the Federal Reserve System.

        "Measurement Date" shall mean June 30, 1996, and each September 30,
         ----------------
December 31, March 31, and June 30 thereafter.

        "Measurement Period" shall mean the three (3) month period ending on a
         ------------------
Measurement Date.

        "Minority Interests" shall mean the partnership interests in Operating
         ------------------
Partnership held by limited partners other than Weeks Corporation.

        "Monthly LIBOR Index Rate" shall mean the interest rate denominated as
         ------------------------
Swing Lender's "Monthly LIBOR Index Rate" and set by Swing Lender for each calendar month in its sole discretion, taking into account the prevailing London Interbank Offered Rate (LIBOR), as published by the BBA and reported by Reuters
                                                                        -------
(Screen 3750) (or, in the absence or unavailability of Reuters (Screen 3750), as
                                                       -------
such rate is determined by Swing Lender by any other comparable interest rate reporting service available to Swing Lender), for a term of one (1) month, and such other factors as Swing Lender shall deem relevant.

        "Mortgage" shall mean any mortgage, deed of trust, deed to secure debt
         --------
or other security instrument pursuant to which, under applicable law, an interest in real estate is voluntarily conveyed as security for a debt.

        "Mortgage Debt" shall mean all Indebtedness for Money Borrowed which is
         -------------
secured by a Mortgage.

        "MPPAA" shall mean the Multiemployer Pension Plan Amendments Act of
         -----
1980, amending Title IV of ERISA.

        "Multiemployer Plan" shall have the meaning set forth in Section
         ------------------
4001(a)(3) of ERISA.

        "Non-Consolidated Subsidiary" shall mean a Subsidiary which is not a
         ---------------------------
Consolidated Entity.  "Non-Consolidated Subsidiaries" shall mean, collectively,
                       -----------------------------
all such Non-Consolidated Subsidiaries.

        "Notes" shall mean each of the Syndicated Master Notes evidencing the
         -----
Loans to Borrowers made by Banks pursuant to this Agreement and the Swing Loan Note evidencing Loans to Borrowers made by Swing Lender pursuant to this Agreement.

        "Notes Receivable Value" shall mean the book value, determined in
         ----------------------
accordance with GAAP, of those promissory notes from third parties to Weeks Corporation, any Consolidated Entity or any Non-Consolidated Subsidiary, which are secured by Mortgages.

        "Obligations" shall mean the aggregate amount of all indebtedness,
         -----------
liabilities and obligations of Borrowers to Banks or Swing Lender or both under, pursuant to or arising out of this Agreement, including, without limiting the generality of the foregoing: any and all indebtedness, liabilities and obligations of Borrowers to Banks evidenced by the Syndicated Master Notes and any extensions or renewals thereof; any and all indebtedness, liabilities and obligations of Borrowers to Swing Lender evidenced by the Swing Loan Note, and any extensions or renewals thereof; all principal and interest owing under any of the foregoing; all Banks' Agent's and Banks' fees authorized under the terms of this Agreement; all charges and expenses of or incidental to the preparation, renewal, modification or enforcement of any of the foregoing and any and all extensions or renewals thereof in whole or in part; whether or not any of the foregoing is absolute, contingent, mature, unmatured, or otherwise; and all Banks' Agent's and Banks' charges, expenses, and costs of collection of any or all of the foregoing, including reasonable attorneys' fees (if collected by or through an attorney).

        "Participant" shall have the meaning ascribed to said term in Section
         -----------
16.03(b).

        "PBGC" shall mean the Pension Benefit Guaranty Corporation.
         ----

        "Performance Pricing Determination Date" shall mean any of the following
         --------------------------------------
dates: October 1, 1996, and the first day of each calendar quarter (January 1, April 1, July 1 and October 1) thereafter as of which day the Debt Rating, as determined by Banks' Agent, shall be either (a) lower than the Debt Rating, as determined by Banks' Agent, in effect on the immediately preceding Performance Pricing Determination Date, or (b) higher than the Debt Rating, as determined by Banks' Agent, in effect on the immediately preceding Performance Pricing Determination Date, if Borrowers' Agent shall have given Banks' Agent written notice on or before such day of Borrowers' Agent's determination that the Debt Rating as of such day is or shall be higher than the Debt Rating in effect on such immediately preceding Performance Pricing Determination Date. For purposes of this definition, if there is no Debt Rating in effect on a Performance Pricing Determination Date there shall nevertheless be deemed to be a Debt Rating in effect on such date which is below Standard and Poor's BBB- rating and below Moody's Investor Service Baa3 rating.

        "Permitted Encumbrances" shall mean any or all of the following:
         ----------------------

        (a) inchoate Liens arising in the ordinary course of business and incident to construction or maintenance of real property, or Liens arising in the ordinary course of business and incident to construction or maintenance of real property now or hereafter filed of record which are being contested in good faith by appropriate proceedings and have not proceeded to a judgment which has remained outstanding for more than ten (10) days after the entering thereof, provided that, by reason of such proceedings no such real property is subject to
--------
a material risk of loss or forfeiture;

        (b) Liens arising in the ordinary course of business for taxes, assessments and brokerage commission on real property which are not yet past due, or are being contested in good faith by appropriate proceedings and have not proceeded to a judgment which has remained outstanding for more than ten
(10) days after the entering thereof, provided that, by reason of nonpayment, no
                                      --------
such real property is subject to a material risk of loss or forfeiture;

        (c) minor defects and irregularities in title to any real property which in the aggregate do not materially impair the value or use of the real property for the purposes for which it is or may reasonably be expected to be held;

        (d) easements, exceptions, reservations, or other agreements for the purpose of pipelines, conduits, cables, wire communication lines, power lines and substations, streets, trails, walkways, drainage, irrigation, water, and sewerage purposes, dikes, canals, ditches, the removal of oil, gas, coal, or other minerals, and other like purposes affecting real property, facilities, or equipment which in the aggregate do not materially burden or impair the value or use of such property for the purposes for which it is or may reasonably be expected to be held;

        (e) easements, exceptions, reservations, or other agreements for the purpose of facilitating the joint or common use of property in an industrial park or similar real property project affecting real property which in the aggregate do not materially burden or impair the value or use of such property for the purposes for which it is or may reasonably be expected to be held;

        (f) rights reserved to or vested in any governmental agency to control or regulate the use of any real property;

        (g) any obligations or duties affecting any real property to any governmental agency with respect to any right, power, franchise, grant, license, or permit;

        (h) present or future zoning laws and ordinances or other laws and ordinances restricting the occupancy, use, or enjoyment of real property;

        (i) statutory Liens, other than those described in clauses (a) or (b) above, arising in the ordinary course of business with respect to obligations which are not delinquent or are being contested in good faith, provided, that
                                                               --------
adequate reserves have been set aside with respect thereto and, by reason of nonpayment, no property is subject to a material risk of loss or forfeiture;

        (j) covenants, conditions, and restrictions affecting the use of real property which (i) do not, and will not, interfere in any material respect with the intended use of the Property by any tenant under any lease in effect with respect to such property, which use is consistent with such tenant's rights under its lease; (ii) do not contain any restrictions upon Operating Partnership's transferability of title to such property or the ability of Operating Partnership to encumber said property; and
(iii) which in the aggregate do not materially impair the value or use of the real property for the purposes for which it is or may reasonably be expected to be operated and held, including the present or intended use by all tenants under leases currently in effect with respect to the property; and

        (k) rights of tenants under space leases covering real property entered into in the ordinary course of business of the owner thereof.

        "Permitted Guaranties" shall mean: (a) the Weeks Guaranties, (b)
         --------------------
Guaranties of the obligations of Weeks Corporation or any Consolidated Entity or Non-Consolidated Subsidiary, (c) Guaranties of loans secured by Property owned by a Non-Consolidated Subsidiary, provided that the aggregate amount of all indebtedness guaranteed by such Guaranties shall not exceed, at any one time, five percent (5%) of Total Asset Value, (d) Guaranties by which Guarantors become obligated for the payment or performance of obligations of a Non-Consolidated Subsidiary with respect to obligations undertaken in the normal course of the business operations of such Non-Consolidated Subsidiary, other than Indebtedness for Money Borrowed of such Non-Consolidated Subsidiary, and
(e) Guaranties by which Guarantors guaranty the payment and performance of Construction with respect to its construction contracts and surety bonds,

provided the sum of the uncompleted contract values guaranteed by such
--------
Guaranties shall not exceed $50,000,000 at any one time.
                            -----------

        "Permitted Mortgage Debt" shall mean any debt financing which is secured
         -----------------------
by a first priority Mortgage granted by Weeks Corporation or any Consolidated Entity or Non-Consolidated Subsidiary on Property and which is (a) Initial Permitted Mortgage Debt; or (b) a debt financing which meets the following conditions: (i) the holder of the Mortgage has recourse only to the collateral securing the debt financing and not to the general assets of Weeks Corporation or any Consolidated Entity or Non-Consolidated Subsidiary, except for liability for Full Recourse Covenants, (ii) the debt financing has an original term of five (5) years or more, and (iii) the debt financing would not result in a violation of the restriction set forth in Section 12.04; or (c) a debt financing which is neither described in clause (a) nor described in clause (b) and which has a principal amount which, when aggregated with the principal amount of all other such debt financings described in this clause (c), does not exceed $10,000,000 at any one time.

        "Permitted Tax-Exempt Financing" shall mean a Debt owing by Weeks
         ------------------------------
Corporation or any Consolidated Entity or Non-Consolidated

Subsidiary arising out of the issuance of tax-exempt industrial revenue bonds issued by a public or quasi-public authority.

        "Person" shall mean an individual, a corporation, a partnership, an
         ------
unincorporated association, a trust or any other entity or organization, including, but not limited to, a government or political subdivision or an agency or instrumentality thereof.

        "Prime Rate" shall mean the interest rate denominated as Wachovia's
         ----------
"prime rate" and set by Wachovia in its sole discretion from time to time as an interest rate basis for borrowings, which is one of several interest rate bases used by Wachovia, and which rate is not the lowest interest rate available from Wachovia. Loans are made by Wachovia from time to time at interest rates equal to, above or below its "prime rate." In the event Wachovia shall abolish or abandon the practice of establishing its "prime rate," Banks' Agent shall designate a comparable reference rate which shall be deemed to be the "Prime
                                                                       -----
Rate" hereunder.
----

        "Prior Indebtedness to Wachovia" shall mean all those certain loans made
         ------------------------------
to Borrowers by Wachovia pursuant to that certain Amended and Restated Revolving Credit Agreement, dated August 25, 1995.

        "Property" shall mean real property owned from time to time by Weeks
         --------
Corporation, any Consolidated Entity or any Non-Consolidated Subsidiary.

        "Property Interest(s)" shall mean any interest in any property or asset
         --------------------
of any kind, whether real, personal or mixed, or tangible or intangible.

        "Refunding Loan" means a new Loan made on the day on which an
         --------------
outstanding Loan is maturing or a Floating Rate Loan is being converted to a LIBOR Rate Loan, if and to the extent that the proceeds thereof are used entirely for the purpose of paying such maturing Loan or Loan being converted, excluding any difference between the amount of such maturing Loan or Loan being converted and any greater amount being borrowed on such day and actually either being made available to Borrower pursuant to Section 2.07(d) or remitted to Banks' Agent as provided in Section 2.18, in each case as contemplated in
Section 2.07(d).

        "Reportable Event" shall mean any of the events described in Section
         ----------------
4043(b) of ERISA.

        "Required Banks" shall mean, at any time prior to the maturity of the
         --------------
Syndicated Master Notes (whether by acceleration or otherwise), any Bank or Banks whose Commitment or Commitments constitute at least 66-2/3% of the Facility Amount or, at and after the maturity of the Syndicated Master Notes (whether by acceleration or otherwise), any Bank or Banks holding at least 66-2/3% of the aggregate outstanding principal amount of the Obligations.

        "Restricted Investment" shall mean any acquisition of Property Interests
         ---------------------
by Weeks Corporation or any Consolidated Entity or Non-Consolidated Subsidiary in exchange for cash or other Property Interests, whether in the form of an acquisition of stock, debt security, or other indebtedness or obligation, or the purchase or acquisition of any other Property Interests, or by loan, advance, capital contribution, or subscription, except the following: (a) tangible and
                                       ------
intangible assets including real property to be used in the business of Weeks Corporation or a Consolidated Entity or Non-Consolidated Subsidiary so long as the acquisition costs thereof constitute capital expenditures not otherwise prohibited hereunder; (b) goods held for sale or lease or to be used in the provision of services by Weeks Corporation or a Consolidated Entity or Non-Consolidated Subsidiary in the ordinary course of business; (c) current assets purchased for use, or arising from the sale or lease of goods or the rendering of services, in the ordinary course of business of Weeks Corporation or any Consolidated Entity or Non-Consolidated Subsidiary; (d) direct obligations of the United States of America, or any agency thereof, or obligations guaranteed by the United States of America, provided that such obligations mature within
                                 --------
one year from the date of acquisition thereof; (e) certificates of deposit maturing within one year from the date of acquisition, bankers acceptances, Eurodollar bank deposits, or overnight bank deposits, in each case issued by, created by, or with a bank or trust company organized under the laws of the United States or any state thereof having capital and surplus aggregating at least $100,000,000; (f) commercial paper given the highest rating by a national credit rating agency, including, without limitation, Standard & Poor's or Moody's, and maturing not more than 270 days from the date of creation thereof;
(g) tender bonds the payment of the principal of and interest on which is fully supported by a letter of credit issued by a bank organized or licensed under the laws of the United States or any state thereof whose long-term certificates of deposit are rated at least AA or the equivalent thereof by Standard & Poor's Corporation, or Aa or the equivalent thereof by Moody's Investors Service, Inc.; and (h) investments in debt or equity securities rated at least BBB+ or the equivalent thereof by Standard & Poor's Corporation, or at least Baa1 or the equivalent thereof by Moody's Investors Service, Inc. not exceeding an aggregate amount outstanding at any one time of $5,000,000.

        "Revolving Credit Facility" shall mean the revolving credit facility
         -------------------------
established by Banks and Swing Lender for the benefit of Borrowers pursuant to
Article II.

        "SEC" shall mean the Securities and Exchange Commission.
         ---

        "Subsidiary" means (a) any corporation or other entity the majority of
         ----------
the shares of the non-voting capital stock or other equivalent ownership interests of which (except directors' qualifying shares) are at the time directly or indirectly owned by Weeks Corporation and/or any Borrower, and the majority of the shares of the voting capital stock or other equivalent ownership interests of which (except directors' qualifying shares) are at the time directly or indirectly owned by Weeks Corporation or any Consolidated Entity, and/or any officer of Weeks Corporation, and (b) any other Consolidated Entity.

        "Substances" shall mean all hazardous or toxic substances or wastes,
         ----------
including, but not limited to, asbestos, PCBs, petroleum products, fertilizers and pesticides.

        "Swing Lender" shall mean Wachovia, in its capacity as Swing Lender
         ------------
hereunder.

        "Swing Loan LIBOR Rate" shall mean an interest rate which, as of the
         ---------------------
date of this Agreement, is equal to the Monthly LIBOR Index Rate determined as of 11:00 a.m., London time, on the second Euro-Dollar Business Day immediately preceding the first day of the calendar month in which the date of this Agreement occurs, plus the LIBOR Margin, and which, after the date of this Agreement, shall be adjusted on the first day of each calendar month to reflect changes, if any, in the Monthly LIBOR Index Rate determined as of 11:00 a.m., London time, on the second Euro-Dollar Business Day immediately preceding the first day of such calendar month.

        "Swing Loan Note" shall mean Borrowers' Swing Loan Note, made payable to
         ---------------
the order of Swing Lender and in the form of Exhibit D, which is attached hereto
                                             ---------
and incorporated herein by reference, evidencing the Swing Loans.

        "Swing Loans" shall mean all advances made by Swing Lender alone as
         -----------
evidenced by the Swing Loan Note.  A "Swing Loan" shall mean an individual
                                      ----------
advance made by Swing Lender under the Revolving Credit Facility.

        "Syndicated Loans" shall mean all advances made by Banks ratably in
         ----------------
accordance with their respective Commitments under the Revolving Credit Facility. A "Syndicated Loan" shall mean an individual advance made by Banks
              ---------------
ratably in accordance with their Commitments under the Revolving Credit
Facility.

        "Syndicated Master Note" shall mean each of Borrowers' Syndicated Master
         ----------------------
Notes, made payable to the order of a Bank and in the form of Exhibit E, which
                                                              ---------
is attached hereto and incorporated herein by reference, evidencing the Syndicated Loans to such Bank.

        "Taxes" shall have the meaning ascribed to such term in Section 2.18(c).
         -----

        "Terminating Bank" shall have the meaning ascribed to such term in
         ----------------
Section 2.04.

        "Total Annualized NOI" shall mean the aggregate Annualized NOI with
         --------------------
respect to all Income Property and all Property subject to a Direct Financing Lease.

        "Total Asset Value" shall mean, at any Measurement Date, the sum of
         -----------------
Income Property Value, Direct Financing Lease Value, Development in Progress Value, Land Value, Venture Interests Value and Notes Receivable Value. The factors in the foregoing calculation shall be determined with respect to Weeks Corporation, the Consolidated Entities and the Non-Consolidated Subsidiaries, without duplication.

        "Total Debt" shall mean, without duplication, all Debt (other than
         ----------
Intercompany Debt) owing by Weeks Corporation or any Consolidated Entity or Non-Consolidated Subsidiary.

        "Total Interest Bearing Debt" shall mean, without duplication, all Debt
         ---------------------------
(other than Intercompany Debt) of Weeks Corporation or any Consolidated Entity or Non-Consolidated Subsidiary consisting of Capitalized Lease Obligations or Indebtedness for Money Borrowed.

        "Total Secured Debt" shall mean, without duplication, all Debt (other
         ------------------
than Intercompany Debt) of Weeks Corporation or any Consolidated Entity or Non-Consolidated Subsidiary consisting of: (a) Capitalized Lease Obligations; or (b) Indebtedness for Money Borrowed, which in either case is secured by a Mortgage on any Property.

        "Total Unsecured Debt" means, without duplication, all Debt (other than
         --------------------
Intercompany Debt) of Weeks Corporation or any Consolidated Entity or Non-Consolidated Subsidiary which is not secured by a Mortgage on any Property.

        "Unencumbered Property Value" shall mean the Income Property Value of
         ---------------------------
all Income Property, plus the Direct Financing Lease Value of each Property leased under a Direct Financing Lease, in each case that is free and clear of Mortgage Debt. The factors in the foregoing calculation shall be determined with respect to Weeks Corporation, the Consolidated Entities and the Non-Consolidated Subsidiaries, without duplication.

        "Venture Interests" shall mean the interest of Weeks Corporation, any
         -----------------
Consolidated Entity or any Non-Consolidated Subsidiary in any joint ventures, partnerships, limited liability companies, trusts and corporations which are not Consolidated Entities or Non-Consolidated Subsidiaries.

        "Venture Interests Value" shall mean the book value, determined in
         -----------------------
accordance with GAAP, of all Venture Interests.

        "Weeks Guaranties" shall mean, collectively, an unconditional guaranty
         ----------------
of payment and performance, in the form of Exhibit F, which is attached hereto
                                           ---------
and incorporated herein by reference, executed by Weeks Corporation in favor of Banks and Swing Lender, whereby Weeks Corporation unconditionally guaranties the payment and performance when due of all Obligations of any and all Borrowers to Banks or Swing Lender or both, and an unconditional guaranty of payment and performance, in the form of Exhibit G, which is attached hereto and incorporated
                            ---------
herein by reference, executed by Operating Partnership in favor of Banks and Swing Lender, whereby Operating Partnership unconditionally guaranties the payment and performance when due of all Obligations of Construction, Realty, Development and Financing, or any or all of them, to Bank or Swing Lender or both, and a "Weeks Guaranty" shall mean either such unconditional guaranty.
             --------------

        "Weeks Venture" shall mean any enterprise of any nature whatsoever
         -------------
formed by Weeks Corporation or any Consolidated Entity and any other Person for funding activities approved for real estate investment trusts, in which Weeks Corporation or such Consolidated Entity owns at least a 50% beneficial interest or at least a 20% or more Venture Interest and has Control over the enterprise, including, without limitation, a joint venture, general partnership, limited partnership, limited liability company, corporation or trust.

  1.02  Accounting Terms and Determinations.  Unless otherwise specified herein,
        -----------------------------------
all terms of an accounting character used herein shall be interpreted, all accounting determinations hereunder shall be made, and all financial statements required to be delivered hereunder shall be prepared, in accordance with GAAP, applied on a basis consistent (except for changes concurred in by Borrowers' independent public accountants or otherwise required by a change in GAAP) with the most recent audited consolidated financial statements of Weeks Corporation delivered to Banks, unless with respect to any such change concurred in by the Borrowers' independent public accountants or required by GAAP, in determining compliance with any of the provisions of this Agreement or any of the other Loan
Documents: (a) Weeks Corporation or Borrowers shall have objected to determining such compliance on such basis at the time of delivery of such financial statements, or (b) the Required Banks shall so object in writing within thirty (30) days after the delivery of such financial statements, in either of which events such calculations shall be made on a basis consistent with those used in the preparation of the latest financial statements as to which such objection shall not have been made (which, if objection is made in respect to the first financial statements delivered under Section 10.03, shall mean the financial statements referred to in Section 9.11).

  1.03  References.  Unless otherwise indicated, references in this Agreement to
        ----------
"Articles," "Exhibits," "Schedules," "Sections" and other subdivisions or paragraphs are references to articles, exhibits, schedules, sections and other subdivisions or paragraphs hereof.

  1.04  Use of Defined Terms.  All terms defined in this Agreement shall have
        --------------------
the same defined meanings when used in any of the other Loan Documents, unless otherwise defined therein or unless the context shall require otherwise.

  1.05  Terminology.  All personal pronouns used in this Agreement, whether used
        -----------
in the masculine, feminine or neuter gender, shall include all other genders; the singular shall include the plural, and the plural shall include the singular. Titles of Articles and Sections in this Agreement are for convenience only and neither limit nor amplify the provisions of this Agreement.

                                   ARTICLE II
                                  -----------

                           REVOLVING CREDIT FACILITY
                           -------------------------

  2.01  Syndicated Loans. Upon the satisfaction of each of the conditions of
        ----------------
Article V, Banks shall extend a line of credit to Borrowers under which Banks will, ratably in accordance with their respective Commitments, subject to the conditions of Article VI and all other terms and conditions of this Agreement, from time to time at Borrowers' request, make Syndicated Loans to Borrowers in amounts not to exceed the Available Credit, which may be borrowed, repaid (subject to the provisions of Section 2.15) and reborrowed, from time to time, in minimum principal amounts as set forth herein, in one or more borrowings prior to the Expiration Date. Each Base Rate Loan shall be in the principal amount of $1,000,000 or a larger integral multiple of $500,000. Each LIBOR Rate Loan shall be in the principal amount of $5,000,000 or a larger integral multiple of $1,000,000.

  2.02  Swing Loans. Upon the satisfaction of each of the conditions of Article
        -----------
V, Swing Lender shall extend a line of credit to Borrowers under which Swing Lender will, subject to the conditions of Article VII and all other terms and conditions of this Agreement, from time to time at Borrowers' request, make Swing Loans to Borrowers in amounts not to exceed the Available Swing Credit, which may be borrowed, repaid and reborrowed, from time to time, in minimum principal amounts as set forth herein, in one or more borrowings prior to the Expiration Date. Each Swing Loan shall be in the principal amount of $100,000 or any larger integral multiple of $25,000.

  2.03  Facility Amount Reduction or Termination. Borrowers shall have the
        ----------------------------------------
option, from time to time, to reduce the Facility

Amount by $10,000,000 or any greater integral multiple of $5,000,000, by giving written notice of their election to exercise such option to Banks' Agent no later than three (3) Domestic Business Days before the date the reduction is to be effective, which notice shall set forth the amount of the reduction and the date such reduction is to be effective. In no event shall Borrowers, as a result of any such election, be entitled to a refund of any fees paid to Banks' Agent or any Bank hereunder. Upon receipt of any such written notice, Banks' Agent shall deliver a copy of the same to each Bank and Swing Lender.

  2.04  Expiration; Extension.  The Revolving Credit Facility shall have a term
        ---------------------
expiring on the Expiration Date, at which time the principal amount of all Loans then outstanding (regardless of whether the Interest Period of any such Loan may extend beyond said date) and all accrued but unpaid interest thereon shall be due and payable in full. Upon the written request of Borrowers, which request shall be delivered to Banks' Agent at least sixty (60) days prior to each Extension Date (as such term is hereinafter defined), Banks shall have the option (without any obligation whatsoever to do so) of extending the then current Expiration Date for additional one-year periods from the then current Expiration Date, such extension to be effective on but not before each of December 31, 1997, December 31, 1998, and December 31, 1999 (each an "Extension
                                                                      ---------
Date"), but in no event shall the Commitment of any Bank or any Loan hereunder,
----
after December 31, 1996, be outstanding for a remaining period greater than three (3) years. Notwithstanding any request by Borrowers as described in the foregoing sentence, in the event that a Bank chooses, in its sole and absolute discretion, not to extend the Expiration Date for such an additional one-year period, such Bank (a "Terminating Bank") shall give notice to Borrowers' Agent
                      ----------------
and Banks' Agent not more than sixty (60) days but not less than forty-five (45) days prior to the relevant Extension Date; provided that upon failure by any
                                           --------
Bank to respond to a request of Borrowers to extend the Expiration Date within the period provided for such notice, such Bank shall be deemed to have exercised its discretion not to extend the Expiration Date; provided further that the
                                                  -------- -------
Expiration Date shall not be extended with respect to any Banks unless the Required Banks are willing to extend the Expiration Date and one or more of the actions described in the following clauses (a), (b) and (c) shall be taken:

        (a) the remaining Banks shall elect to purchase ratable assignments (without any obligation to do so) from all Terminating Banks (in the form of an Assignment and Acceptance) in accordance with their respective percentages of the remaining aggregate Commitments; provided further that such Banks shall be
                                     -------- -------
provided such opportunity (which opportunity shall allow such Banks at least five (5) Domestic Business Days in which to make a decision) prior to Borrowers' finding another lender pursuant to the immediately succeeding clause (b); and, provided further that should any of the remaining Banks elect not to purchase
-------- -------
such an
assignment, then such other remaining Banks shall be entitled to purchase an assignment from any Terminating Bank which includes the ratable interest that was otherwise available to such non-purchasing remaining Bank or Banks, as the case may be;

        (b) Borrowers shall find another lender, approved by Banks' Agent (such approval not to be unreasonably withheld or delayed), willing to accept an assignment from such Terminating Banks (in the form of an Assignment and Acceptance); and/or

        (c) Borrowers shall reduce the Facility Amount, in accordance with the provisions of Section 2.03, in an amount equal to the aggregate Commitments of any such Terminating Banks. In the event that Borrowers elect to reduce the Facility Amount pursuant to the provisions of this clause (c), notwithstanding any other provision of this Agreement to the contrary, upon compliance by Borrowers with the provisions of Section 2.17, all Banks that are not Terminating Banks shall purchase ratable assignments from each Terminating Bank of its interest in the Loans, Notes and this Agreement (in the form of an Assignment and Acceptance) in accordance with their respective percentages of the remaining aggregate Commitments. Each Terminating Bank shall be obligated to sell its interest in the Commitment, Loans, Notes, and this Agreement by an Assignment and Acceptance in accordance with Section 18.03(c) to any such Assignee or Assignees pursuant to this Section 2.04 for an amount equal to the sum of the outstanding unpaid principal of and accrued interest on such Loans and Notes, plus all other fees and amounts due such Terminating Bank hereunder, calculated, in each case, to the date such interest is purchased. Upon such assignment and assumption by the Assignee or Assignees of the Terminating Bank's interest in the Loans, Notes and this Agreement, the Terminating Bank shall have no further Commitment or other obligation to Borrowers hereunder, except as provided in Section 2.18(c).

Notwithstanding the foregoing, if the Expiration Date is not extended for an additional one year period on each Extension Date, there shall be no further Extension Dates or extensions of the Expiration Date. Only one such request for an extension may be made in any one calendar year, and IN NO EVENT SHALL THE EXPIRATION DATE BE EXTENDED BEYOND DECEMBER 31, 2002.

  2.05  Rate of Interest on Syndicated Loans.  Interest shall accrue on the
        ------------------------------------
unpaid principal amount of each Syndicated Loan, at the election of Borrowers' Agent as set forth in notices given in accordance with Section 2.07, at the Floating Rate or the LIBOR Rate, provided that no more than ten (10) LIBOR Rate
                                 --------
Loans shall be outstanding at any one time.

  2.06  Rate of Interest on Swing Loans. Interest shall accrue on the unpaid
        -------------------------------
principal amount of the Swing Loans, at the option of Borrowers, either at the Floating Rate or at the Swing Loan LIBOR

Rate. Borrowers shall make their initial election of the Floating Rate or Swing Loan LIBOR Rate option by giving Banks' Agent written notice of such election not later than the time when Borrowers give Banks' Agent their initial Advance Request pursuant to Section 2.07. Thereafter Borrowers may from time to time, but no more frequently than monthly, change their election to the alternate option by giving Banks' Agent written notice of such election no later than three (3) Domestic Business Days immediately preceding the first day of any calendar month, whereupon interest shall, effective on and after the first day of such calendar month, accrue on the unpaid principal amount of the Swing Loans at the Floating Rate or the Swing Loan LIBOR Rate, as elected by Borrowers, until such time, if any, as Borrowers change their election as provided for herein. Notwithstanding any provision of this Agreement to the contrary, if, after Banks' Agent's receipt of notice of Borrowers' election of the Swing Loan LIBOR Rate option, Banks' Agent determines in good faith that it is not possible to determine the applicable Swing Loan LIBOR Rate or the Swing Loan LIBOR Rate shall not cover the actual cost to Swing Lender of obtaining United States dollar deposits in the Interbank Eurodollar Market plus the LIBOR Margin, then Banks' Agent shall promptly notify Borrowers' Agent, and the principal amount of the Swing Loans shall thereafter accrue interest at the Floating Rate.

  2.07  Notice and Manner of Borrowing.
        ------------------------------

        (a) Borrowers' Agent shall give Banks' Agent an Advance Request prior to 10:00 a.m. (Atlanta, Georgia time) on the same Domestic Business Day for each Base Rate Loan and at least three (3) Euro-Dollar Business Days before each LIBOR Rate Loan.

        (b) Upon receipt of an Advance Request, (i) if the Advance Request is for a Syndicated Loan, Banks' Agent shall promptly notify each Bank of the contents thereof and of such Bank's ratable share of the Syndicated Loan, and
(ii) if the Advance Request is for a Swing Loan, Banks' Agent shall promptly notify Swing Lender of the contents thereof. Such Advance Request, once received by Banks' Agent, shall not thereafter be revocable.

        (c) Not later than 2:00 p.m. (Atlanta, Georgia time) on the date of each Loan (or, if the notice required to be given by Banks' Agent pursuant to paragraph (b) of this Section 2.07 shall be given later than 12:00 noon (Atlanta, Georgia time) on the date of any Loan, not later than two (2) hours following the time such notice is given on the date of the Loan), (i) in the case of a Syndicated Loan each Bank shall (except as provided in paragraph (d) of this Section 2.07) make available its ratable share of such Syndicated Loan, in federal or other funds immediately available in Atlanta, Georgia, to Banks' Agent at its address determined pursuant to Section 16.10, and (ii) in the case of a Swing Loan, Swing Lender shall (except as provided in paragraph (d) of this
Section 2.07) make available the amount of such Swing Loan, in federal or other funds immediately available in Atlanta, Georgia, to Banks' Agent at its address determined pursuant to Section 16.10. Unless Banks' Agent determines that, with respect to a Syndicated Loan, any applicable condition specified in
Article VI has not been satisfied, or with respect to any Swing Loan, any applicable condition specified in Article VII has not been satisfied, Banks' Agent will make the funds so received from Banks or Swing Lender, as the case may be, available to Borrowers by crediting a checking account maintained by Operating Partnership on behalf of Borrowers with Banks' Agent. Unless Banks' Agent receives notice from a Bank or Swing Lender, as the case may be, at Banks' Agent's address specified pursuant to Section 16.10, no later than 4:00 p.m. (Atlanta, Georgia time) on the Domestic Business Day of a Loan stating that such Bank or Swing Lender, respectively, will not make available its ratable share of a Syndicated Loan or the amount of a Swing Loan, respectively, Banks' Agent shall be entitled to assume that such Bank or Swing Lender, as the case may be, will make available its ratable share of the Syndicated Loan or the amount of the Swing Loan, respectively, and, in reliance on such assumption, Banks' Agent may (but shall not be obligated to) make such Bank's ratable share of the Syndicated Loan or such amount of the Swing Loan, as the case may be, available to Borrowers for the account of such Bank or Swing Lender, respectively. If Bank's Agent makes such Bank's ratable share of the Syndicated Loan available or the amount of the Swing Loan available, as the case may be, to Borrowers as provided above, and if such Bank or Swing Lender, as the case may be, does not in fact make its ratable share of such Syndicated Loan available or the amount of such Swing Loan available, respectively, on such day, Banks' Agent shall be entitled to recover such Bank's ratable share of the Syndicated Loan from such Bank or Borrowers (and for such purpose shall be entitled to charge such amount to any account of any Borrower maintained with Banks' Agent) or the amount of the Swing Loan from Swing Lender or Borrower (and for such purpose shall be entitled to charge such amounts to any account of any Borrower maintained with Banks' Agent), together with interest thereon for each day during the period from the date of such Loan until such sum shall be paid in full at a rate per annum equal to the rate at which Banks' Agent determines that it obtained (or could have obtained) overnight federal funds to cover such amount for each such day during such period, provided that (i) any such payment by Borrowers of such
                        --------
Bank's ratable share of a Syndicated Loan or the amount of a Swing Loan and interest thereon shall be without prejudice to any rights that Borrowers may have against such Bank or Swing Lender, and (ii) until such Bank or Swing Lender, as the case may be, has paid its ratable share of such Syndicated Loan or the amount of such Swing Loan, respectively, together with interest pursuant to the foregoing, it will have no interest in or rights with respect to such Loan for any purpose hereunder. If Banks' Agent determines not to exercise its option to advance funds for the account of such Bank or Swing Lender, as the case may be, it shall forthwith notify Borrowers' Agent of such determination.

        (d) If any Bank makes a new Syndicated Loan hereunder on a day on which Borrowers are to repay all or any part of an outstanding Syndicated Loan from such Bank, such Bank shall apply the proceeds of its new Syndicated Loan to make such repayment as a Refunding Loan, and only an amount equal to the difference (if any) between the amount being borrowed and the amount of such Refunding Loan shall be made available by such Bank to Banks' Agent as provided in paragraph
(c) of this Section 2.07, or remitted by Borrowers to Banks' Agent as provided in Section 2.18, as the case may be.

        (e) All Advance Requests shall specify (i) the date, (ii) the amount,
(iii) whether the Advance Request is for a Syndicated Loan or a Swing Loan, (iv) in the case of a Syndicated Loan, the interest rate election, (v) such other information called for in the form of the Advance Request, (vi) in the case of the election of a LIBOR Rate Loan, the Interest Period for such Loan, and (vii) the identity of the Borrower or Borrowers intending to use the proceeds of the Loan. Any such notice which Banks' Agent believes in good faith to have been given by a duly authorized agent of Borrower's Agent or any Borrower shall be deemed given by Borrowers. Notwithstanding any provision of this Agreement to the contrary, if, after Banks' Agent's receipt of Borrowers' Advance Request for a LIBOR Rate Loan, Banks' Agent determines in good faith that it is not possible to determine the applicable LIBOR Rate or the LIBOR Rate shall not cover the actual cost to Banks of obtaining United States dollar deposits in the Interbank Eurodollar Market plus the LIBOR Margin, then Agent shall promptly notify Borrowers' Agent and Banks of such determination, and the Loan subject to the notice shall be a Base Rate Loan.

  2.08  Automatic Conversion.  All LIBOR Rate Loans not paid in full on or
        --------------------
before the last day of the Interest Period therefor shall automatically convert to Base Rate Loans upon the expiration of the Interest Period.

  2.09  Interest Payments on Syndicated Loans.  Accrued and unpaid interest on
        -------------------------------------
the unpaid principal amount of each Syndicated Loan shall be due and payable on the last day of the Interest Period applicable thereto and, if earlier, on the date three (3) months after the date the Syndicated Loan was made. Interest payable on the Syndicated Loans shall be computed on the basis of a hypothetical year of 360 days for the actual number of days elapsed.

  2.10  Interest Payments on Swing Loans.  Beginning on the first (1st) day of
        --------------------------------
the first (1st) month after the date of this Agreement and continuing on the first (1st) day of each month thereafter so long as there is any principal amount or accrued and unpaid interest outstanding under any Swing Loan, accrued and unpaid interest on the unpaid principal amount of the Swing Loans shall be due and payable. Interest payable on the Swing Loans shall be computed on the basis of a hypothetical year of 360 days for the actual number of days elapsed.

  2.11  Maturity.  The entire unpaid principal amount of the Syndicated Master
        --------
Notes, together with all accrued and unpaid interest thereon, and the entire unpaid principal amount of the Swing Loan Note, together with accrued and unpaid interest thereon, shall be due and payable on the Expiration Date.

  2.12  Participation in Swing Loans. At any time, upon the request of Swing
        ----------------------------
Lender, each Bank other than Swing Lender shall, on the third Domestic Business Day after such request is made, purchase a participating interest in the Swing Loans outstanding in an amount equal to its ratable share (based upon its respective Commitment) of such Swing Loans, and Swing Lender shall furnish each such Bank with a certificate evidencing such participating interest. On such third Domestic Business Day, each such Bank will immediately transfer to Swing Lender, in immediately available funds, the amount of its participation. Whenever, at any time after Swing Lender has received from any such Bank its participating interest in a Swing Loan, Banks' Agent receives any payment on account thereof, Banks' Agent will distribute to such Bank its participating interest in such amount (appropriately adjusted, in the case of interest payments, to reflect the period of time during which such Bank's participating interest was outstanding and funded); provided that in the event that such
                                      --------
payment received by Banks' Agent is required to be returned, such Bank will return to Banks' Agent any portion thereof previously distributed by Banks' Agent to it. Each Bank's obligation to purchase such participating interests shall be absolute and unconditional and shall not be affected by any circumstance, including, without limitation: (a) any set-off, counterclaim, recoupment, defense or other right which such Bank or any other person may have against Swing Lender or any other person for any reason whatsoever; (b) the occurrence or continuance of a Default or the termination of the Commitments;
(c) any adverse change in the condition (financial or otherwise) of Borrowers or Weeks Corporation or any Consolidated Entity; (d) any breach of this Agreement by Borrowers or any other Bank; or (e) any other circumstance, happening or event whatsoever, whether or not similar to any of the foregoing.

  2.13  Notes.  (a)  The Syndicated Loans made by each Bank shall be evidenced
        -----
by a single Syndicated Master Note made by Borrowers payable to the order of such Bank in an amount equal to the original principal amount of such Bank's Commitment.

        (b) The Swing Loan shall be evidenced by a single Swing Loan Note made by Borrowers payable to the order of Swing Lender in an amount equal to $5,000,000.

        (c) Upon receipt of each Bank's Syndicated Master Note pursuant to
Section 5.11, Banks' Agent shall deliver such Note to such Bank. Each Bank shall record, and prior to any transfer of its Note shall endorse, on the schedules forming a part thereof, appropriate notations to evidence the date, amount and maturity of, and effective interest rate for, each Loan made by the Bank with respect thereto, and such schedules of each such Bank's Note shall constitute rebuttable presumptive evidence of the respective principal amounts owing and unpaid on such Bank's Note; provided that the failure of any Bank to
                                      --------
make, or any error in making, any such recordation or endorsement shall not affect the obligation of Borrowers hereunder or under the Notes or the ability of any Bank to assign its Note. Each Bank is hereby irrevocably authorized by Borrowers so to endorse its Note and to attach to and make a part of any Note a continuation of any such schedule as and when required.

        (d) Swing Lender shall record, and prior to any transfer of the Swing Loan Note shall endorse, on the schedules forming a part thereof, appropriate notations to evidence the date, amount and maturity of, and effective interest rate for, each Swing Loan made by Swing Lender with respect thereto, and such schedule shall constitute rebuttable presumptive evidence of the principal amount owing and unpaid on the Swing Loan Note; provided that the failure of
                                                --------
Swing Lender to make, or any error in making, any such recordation or endorsement shall not affect the obligation of Borrowers hereunder or under the Swing Loan Note or the ability of Swing Lender to assign the Swing Loan Note. Swing Lender is hereby irrevocably authorized by Borrowers so to endorse the Swing Loan Note and to attach to and make a part of the Swing Loan Note a continuation of any such schedule as and when required.

        (e) In the event of loss, theft, destruction, total or partial obliteration, mutilation or inappropriate cancellation of a Note, Borrowers will execute and deliver, in lieu thereof, a replacement Note identical in form and substance to such Note and dated as of the date of such Note.

  2.14  Use of Loan Proceeds.  The proceeds of the Loans will be used by
        --------------------
Borrowers and, through advances made by Borrowers to or investments made by Borrowers in any other Consolidated Entity or Non-Consolidated Subsidiary which shall have become a party to this Agreement as a Borrower in accordance with the provisions of Section 16.16, such other Consolidated Entity or Non-Consolidated Subsidiary, to refinance the Prior Indebtedness to Wachovia and otherwise solely to finance their general corporate needs, including, without limitation, their operating and administrative expenses, interest and principal payments on loans, the acquisition, development and maintenance of their properties, the payment of taxes, insurance and commissions relating to their properties and business operations, the payment of distributions by Operating Partnership to its partners and of dividends by Weeks

Corporation to its shareholders, to make advances to or investments in any such Consolidated Entity or Non-Consolidated Subsidiary, to make advances to or investments in Weeks Ventures formed for funding activities approved for real estate investment trusts, and to make loans to unrelated entities for the purpose of constructing buildings and related improvements upon real property owned by such unrelated entities, provided that the Person making such loan
                                  --------
shall have obtained a recorded first mortgage security interest in the real property under development and, further, that the Person shall manage the construction of the building and related improvements and that Weeks Corporation or any such Consolidated Entity or Non-Consolidated Subsidiary shall have a contractual right to acquire the improved real property prior to the making of the loan.

  2.15  Prepayment of Syndicated Loans.  (a)  Borrowers may, upon at least five
        ------------------------------
(5) Euro-Dollar Business Days' notice to Banks' Agent, prepay any LIBOR Rate Loan in whole at any time, or from time to time in part in amounts aggregating at least $5,000,000 or any larger integral multiple of $1,000,000, by paying the principal amount to be prepaid together with accrued interest thereon to the date of prepayment, plus, if such prepayment is not made on the last day of the applicable Interest Period, the amount of compensation, if any, determined to be due pursuant to paragraph (d) of this Section 2.15, and the fee due pursuant to
Section 15.03. Each such optional prepayment shall be applied to prepay ratably the LIBOR Rate Loans made by Banks.

        (b) Borrowers may, upon at least one (1) Domestic Business Day's notice to Banks' Agent, prepay any Base Rate Borrowing in whole at any time, or from time to time in part in amounts aggregating at least $1,000,000 or any larger integral multiple of $500,000, by paying the principal amount to be prepaid together with accrued interest thereon to the date of prepayment. Each such optional prepayment shall be applied to prepay ratably the Base Rate Loans made by Banks.

        (c) Upon receipt of a notice of prepayment pursuant to this Section 2.15, Banks' Agent shall promptly notify each Bank of the contents thereof and of such Bank's ratable share of such prepayment. Such notice, once received by Banks' Agent, shall not thereafter be revocable by Borrowers.

        (d) Upon prepayment of all or part of the outstanding principal amount of any LIBOR Rate Loan prior to the last day of the Interest Period therefor, including any such prepayment made as a result of an acceleration of the maturity of the Loans upon a Default, Borrower shall pay to Banks compensation with respect to such prepayment equal to Bank's Breakage Costs.

  2.16  Prepayment of Swing Loans.  Borrowers may, at any time, prepay any Swing
        -------------------------
Loan in whole, or from time to time in part in amounts aggregating $100,000 or any larger integral multiple of

$25,000, by paying the principal amount to be prepaid together with interest thereon to the date of prepayment.

  2.17  Mandatory Prepayments.  On each day on which the Commitments are reduced
        ---------------------
pursuant to Section 2.03, Borrowers shall pay or prepay such principal amount of the outstanding Loans, if any (together with interest accrued thereon and any amount required to be paid pursuant to Section 2.15(d)), as may be necessary so that after such payment or prepayment the aggregate unpaid principal amount of the Loans does not exceed the aggregate amount of the Commitments as then reduced. Each such payment or prepayment shall be applied ratably to the Loans outstanding on the date of payment or prepayment in the following order of priority: (a) first, to Swing Loans, (b) second, to Base Rate Loans, and (c) third, to LIBOR Rate Loans.

  2.18  General Provisions as to Payments.  (a)  Borrowers shall make each
        ---------------------------------
payment of principal of, and interest on, the Loans and of fees hereunder, not later than 1:00 P.M. (Atlanta, Georgia time) on the date when due, in federal or other funds immediately available in Atlanta, Georgia, to Banks' Agent at its address referred to in Section 16.10. Banks' Agent will promptly distribute to Swing Lender each such payment received by Banks' Agent on account of the Swing Loans, and to each Bank its ratable share of each such payment received by Banks' Agent for the account of Banks.

        (b) Whenever any payment of principal of, or interest on, Base Rate Loans or Swing Loans or fees hereunder shall be due on a day which is not a Domestic Business Day, the date for payment thereof shall be extended to the next succeeding Domestic Business Day. Whenever any payment of principal of or interest on, LIBOR Rate Loans shall be due on a day which is not a Euro-Dollar Business Day, the date for payment thereof shall be extended to the next succeeding Euro-Dollar Business Day, unless such Euro-Dollar Business Day falls in another calendar month, in which case the date for payment thereof shall be the next preceding Euro-Dollar Business Day.

        (c) All payments of principal, interest and fees and all other amounts to be made by any Borrower pursuant to this Agreement with respect to any Loan or fee relating thereto shall be paid without deduction for, and free from, any taxes, imposts, levies, deductions, or withholdings now or hereafter imposed by any governmental authority or by any taxing authority thereof or therein, excluding in the case of each Bank or Swing Lender or Banks' Agent (i) any taxes imposed by the United States or any political subdivision thereof on the effectively connected net income of it or its Lending Office or any franchise taxes imposed by such jurisdiction, (ii) taxes imposed on the net income of, or franchise taxes imposed upon, it by the jurisdiction under the laws of which it is organized or by any political subdivision thereof, (iii) taxes imposed on the net income of its Lending Office, and franchise taxes imposed on it, by the jurisdiction of its Lending Office, or any political subdivision thereof, (iv) any taxes imposed on it by Section 884(a) of the Internal Revenue Code of 1986, as amended (and any successor statute to
Section 884(a)), and (v) any United States withholding tax payable with respect to any payments to it under the laws (including, without limitation, any treaty, ruling, judicial or administrative determination or regulation) in effect on the Initial Date (as hereinafter defined), but not excluding any United States
                                       -----------------
withholding tax payable or increased as a result of any change in any law, treaty, ruling, judicial or administrative determination or regulation, or interpretation thereof occurring after said Initial Date (all such non-excluded taxes, levies, imposts, deductions and withholdings hereinafter referred to as

"Taxes").  For purposes hereof, the term "Initial Date" shall mean, in the case
------                                    ------------
of each Bank or Swing Lender or Banks' Agent party hereto on the date hereof, the date of this Agreement, and in the case of each other Bank, Swing Lender or Banks' Agent, the effective date of the Assignment and Acceptance, or other instrument pursuant to which it became a Bank or other party hereunder.

  In the event that any Borrower is required by applicable law to make any such withholding or deduction of Taxes with respect to any Loan or fee or other amount, such Borrower shall pay such deduction or withholding to the applicable taxing authority, shall promptly furnish to the Affected Bank in respect of which such deduction or withholding is made all receipts and other documents evidencing such payment, and shall pay to the Affected Bank additional amounts as may be necessary in order that the amount received by the Affected Bank after the required withholding or other payment shall equal the amount it would have received had no such withholding or other payment been made. If in such event no withholding or deduction of Taxes are payable in respect to any Loan or fee relating thereto, such Borrower shall furnish the Affected Bank, at its written request, a certificate from each applicable taxing authority or an opinion of counsel reasonably acceptable to it, in either case stating that such payments are exempt from or not subject to withholding or deduction of Taxes. If such Borrower fails to provide such original or certified copy of a receipt evidencing payment of Taxes or certificate(s) or opinion of counsel described in the preceding sentence, Borrowers hereby agree to compensate the Affected Bank for, and indemnify it with respect to, the tax consequences of the Borrower's failure to provide evidence of tax payments or tax exemption; provided, however,
                                                              --------  -------
that Borrowers shall not be obligated to indemnify any party for penalties, additions to tax, interest or expenses associated with the payment of Taxes if the Affected Bank's liability for such Taxes has arisen as a result of the violation by it of the terms of this Agreement. Such compensation or indemnification payment shall be made within 30 days from the date such Affected Bank makes written request therefor. Any such request shall be made within 90 days after the date on which such payment of Taxes was made. Each such request shall be accompanied by a copy of the statement from the taxing authority demanding payment by the Affected Bank of such Taxes or by a certificate from the Affected Bank which certificate shall set forth in reasonable detail the basis for any additional amount payable to such party under this Section 2.18(c) (together with reasonable evidence of payment of such Taxes).

  Each Bank, Swing Lender or Banks' Agent which is not organized under the laws of the United States or any state thereof agrees, as soon as practicable after receipt by it of a request by Borrowers to do so, to file all appropriate forms and take other appropriate action to obtain a certificate or other appropriate document from the appropriate governmental authority in the jurisdiction imposing the relevant Taxes, establishing that it is entitled to receive payments of principal and interest under this Agreement and the Notes without deduction and free from withholding of any Taxes imposed by such jurisdiction;

provided that if it is unable, for any reason, to establish such exemption, or
--------
to file such forms and, in any event, during such period of time as such request for exemption is pending, Borrowers shall nonetheless remain obligated under the terms of the immediately preceding paragraph.

  In the event any Affected Bank receives a refund of any Taxes paid by Borrowers pursuant to this Section 2.18(c), it will pay to Borrowers the amount of such refund promptly upon receipt thereof; provided that if at any time
                                              --------
thereafter it is required to return such refund, Borrowers shall promptly repay to it the amount of such refund.

  Without prejudice to the survival of any other agreement of Borrowers hereunder, the agreements and obligations of Borrowers, Banks, Swing Lender, and Banks' Agent contained in this Section 2.18(c) shall be applicable with respect to any Transferee, and any calculations required by such provisions (i) shall be made based upon the circumstances of such Transferee, and (ii) constitute a continuing agreement and shall survive the termination of this Agreement and the payment in full or cancellation of the Notes.

  2.19  Default Rate of Interest.  If a Default shall occur under this
        ------------------------
Agreement, interest shall accrue on the unpaid principal amount of the Loans from and after the date of such occurrence through and including the date on which such Default shall have been cured at a rate of interest equal to the highest rate otherwise applicable to any such Loan plus an additional two percent (2.00%) per annum (200 basis points).

  2.20  Fees.  In consideration of Banks' and Swing Lender's establishing the
        ----
Revolving Credit Facility, Borrowers shall pay Banks' Agent, for the ratable benefit of Banks, the following fees:

        (a) Origination Fee.  An initial origination fee equal to 0.25% of the
            ---------------
original Facility Amount of $175,000,000, which shall be due and payable on the date of this Agreement.

        (b) Extension Fees. An extension fee equal to a percentage of the
            --------------
Facility Amount in effect as of each Extension Date, if any, on which an extension becomes effective pursuant to the provisions of Section 2.04, which percentage shall be determined by reference to the Debt Rating Table and based on the Debt Rating, if any, as determined by Banks' Agent, in effect as of such day if such day is a Performance Pricing Determination Date, or otherwise as of the Performance Pricing Determination Date immediately preceding such day;

provided that if there is no Debt Rating in effect on the applicable Performance
--------
Pricing Determination Date, the annual extension fee shall be the same as that set forth in the applicable Level V of the Debt Rating Table, which fee shall be due and payable on such Extension Date.

        (c) Unused Commitment Fee. An unused commitment fee equal to a
            ---------------------
percentage (as determined below) of the average daily amount, if any, by which the Facility Amount exceeds the aggregate of the unpaid principal amounts outstanding under the Syndicated Loans and Swing Loans, which shall be accrued quarterly for each calendar quarter ending on or before the Expiration Date and shall be due and payable on the tenth (10th) day after the end of each such calendar quarter. The unused commitment fee shall be computed on the basis of a hypothetical year of 360 days for the actual number of days elapsed during such calendar quarter. For purposes of the foregoing, the percentage shall be determined by reference to the Debt Rating Table and based on the Debt Rating, if any, as determined by Banks' Agent, in effect as of the first (1st) day of each such calendar quarter if such day is a Performance Pricing Determination Date, or otherwise as of the Performance Pricing Determination Date immediately preceding such day; provided that if there is no Debt Rating in effect on such
                    --------
Performance Pricing Determination Date, the unused commitment fee shall be the same as that set forth in the applicable Performance Pricing Level V of the Debt Rating Table.

  2.21  Limitation of Liability.  The liability of each Borrower (other than
        -----------------------
Operating Partnership) under the Syndicated Master Notes and the Swing Loan Note, as limited by this Section 2.21, shall be joint and several with Operating Partnership. No Borrower (other than Operating Partnership) shall be jointly liable under the Syndicated Master Notes or the Swing Loan Note with any other Borrower (other than Operating Partnership). The liability of each Borrower (other than Operating Partnership) shall not exceed the aggregate unpaid principal amount of those Loans with respect to which such Borrower shall have been identified by Borrowers' Agent in the applicable Advance Request, pursuant to the provisions of Section 2.07, as the Borrower intending to use the proceeds thereof, plus interest thereon and costs of collection thereof, including reasonable attorneys' fees, if collected by or through an attorney. Operating Partnership shall be jointly and severally obligated with each other Borrower for all obligations of such Borrower under the Syndicated Master Notes and the Swing Loan Note and shall be fully obligated for all indebtedness and obligations evidenced by or arising under the Syndicated Master Notes and the Swing Loan Note, including principal, interest and costs of collection, including reasonable attorneys' fees, if collected by or through an attorney.

  2.22  Increased Costs; Illegality; Capital Adequacy. (a) If any Bank or Swing
        ---------------------------------------------
Lender should suffer any increased cost in connection with any Syndicated Loan, as a result of any change subsequent to the date hereof causing the imposition or increase of any reserve, insurance, tax or assessment requirement (other than a tax assessable on Bank's or Swing Lender's overall net income or gross receipts) or the compliance with any guidelines or requests from any governmental authority issued subsequent to the date hereof (whether or not having the force of law), such Bank or Swing Lender, as the case may be, shall, upon becoming aware of such increased costs, certify to Borrowers the amount thereof (and such certification shall be deemed prima facie correct), whereupon
                                                ----- -----
Borrowers shall have the option either to: (i) repay in full the Notes and request Banks and Swing Lender to terminate this Agreement; or (ii) continue to borrow from Banks and Swing Lender under the terms of this Agreement and pay such Bank or Swing Lender or both, as the case may be, on subsequent interest payment dates such additional amounts as will compensate such Bank or Swing Lender or both, from the date of receipt of certification, for such increased costs.

        (b) In the event that the introduction of or any change subsequent to the date hereof in any applicable law, rule or regulation or in the interpretation or administration thereof or compliance by any Bank or Swing Lender with any request or directive (whether or not having the force of law) of any governmental authority shall, in the determination of such Bank or Swing Lender (which determination shall be made in good faith and shall be deemed prima facie correct) make it unlawful or impractical for such Bank or Swing
----- -----
Lender to make, fund or maintain any Syndicated Loan, such Bank or Swing Lender, as the case may be, shall promptly, upon becoming aware of such event, notify Borrowers thereof, whereupon Borrowers shall, upon receipt of such notice, pay in full such amounts as will compensate such Bank or Swing Lender for any losses (not including lost profits) or expenses which such Bank or Swing Lender shall have sustained or incurred as a result of such event (and the determination of which by such Bank or Swing Lender shall be deemed prima facie correct, as
                                                   ----- -----
certified by such Bank or Swing Lender).

        (c) If, after the date hereof, the adoption of any applicable law, rule or regulation regarding capital adequacy, or any change in the interpretation or administration thereof by any governmental authority, central bank or comparable agency charged with the administration thereof, or compliance by any Bank or Swing Lender with any request or directive regarding capital adequacy (whether or not having the force of law) of any such authority, central bank or comparable agency, affects the amount of capital required or expected to be maintained by such Bank or Swing Lender or any person or entity in Control of such Bank or Swing Lender and such Bank or Swing Lender determines that the amount of said capital is increased by or based upon such Bank's or Swing Lender's obligations hereunder, then such Bank or Swing Lender, as the case may be, will promptly notify Borrowers' Agent thereof, and from time to time, upon demand by such Bank or Swing Lender, Borrowers shall pay to such Bank or Swing Lender such additional amount or amounts as will compensate such Bank or Swing Lender in light of such circumstances, to the extent that such Bank or Swing Lender reasonably determines such increase in capital is allocable to its obligations hereunder.

  2.23  Calculation of Compensation to Banks; Required Transfer by Banks.
        ----------------------------------------------------------------

        (a) Any Bank, Swing Lender or Banks' Agent requiring compensation pursuant to Section 2.18(c) or subparagraphs (a), (b) and (c) of Section 2.22 shall deliver to Borrowers' Agent a certificate setting forth in reasonable detail the calculations of any additional amounts required in order to compensate such Bank, Swing Lender or Banks' Agent under Section 2.18(c) or subparagraphs (a), (b) and (c) of Section 2.22. In determining any such amounts, the Affected Bank may use any reasonable averaging and attribution method, provided such Affected Bank shall use such methods in good faith, and
        --------
such methods shall be in accordance with those generally used by such Bank or Swing Lender, respectively, for this purpose for other comparable credit facilities.

        (b) Any Bank or other Person entitled to claim any additional amounts payable pursuant to Section 2.18 or Section 2.22 shall endeavor in good faith (consistent with its internal policy and legal and regulatory restrictions) to retain the jurisdiction of its Lending Office or change the jurisdiction of its Lending Office, as the case may be, if such retention or change would avoid the need for, or reduce the amount of, any such additional amounts which may thereafter accrue and such retention or change would not, in its reasonable judgment, be otherwise materially disadvantageous to it, provided that nothing
                                                         --------
contained in this Section 2.23(b) shall be deemed to require any Bank or other Person to retain, maintain or establish an office in any jurisdiction for the sole purpose of avoiding the need for, or reducing the amount of, any such additional amounts which may thereafter accrue.

        (c) Notwithstanding the foregoing, in the event Borrowers are required to pay any Bank, Swing Lender or Banks' Agent amounts pursuant to Section 2.18 or Section 2.21 and the designation of a different Lending Office pursuant to Section 2.23(b) will not avoid the need for compensation to such Bank, Banks' Agent or Swing Lender, as the case may be (an "Affected Bank"), Borrowers may give notice to such Affected Bank (with copies
 -------------
to Banks' Agent) that they wish to seek one or more assignees (which may be one or more of the Banks) to assume the Commitment of such Affected Bank and to purchase its outstanding Loans and Notes; provided, that if there is more than
                                          --------
one Affected Bank that has requested substantially and proportionally equal compensation hereunder, Borrowers shall elect to seek an assignee to assume the Commitments of all such Affected Banks. Each Affected Bank agrees to sell its Commitment, Loans, Notes and interest in this Agreement in accordance with
Section 16.03(c) to any such assignee for an amount equal to the sum of the outstanding unpaid principal of and accrued interest on such Loans and Notes, plus all other fees and amounts (including, without limitation, any compensation due to such Affected Banks under Section 2.18 or Section 2.22 calculated, in each case, to the date such Loans, Notes and interest are purchased. Upon such sale or prepayment, each such Affected Bank shall have no further commitment or other obligation to Borrowers hereunder or under any Note, except as provided in
Section 2.18(c).

                                  ARTICLE III
                                  -----------

                                BORROWERS' AGENT
                                ----------------

  3.01  Appointment of Borrowers' Agent.  Borrowers hereby collectively and
        -------------------------------
individually appoint Operating Partnership (hereinafter, in its capacity as Borrowers' Agent appointed pursuant to the provisions of this Article III, referred to as "Borrowers' Agent"), as their agent and attorney-in-fact to
                ----------------
perform on behalf of Borrowers, or any of them, any and all duties or obligations that arise or that may arise under this Agreement or any of the Loan Documents, whether such duties and obligations require performance or payment or otherwise, and to exercise on behalf of Borrowers, or any of them, any and all rights or options of any nature whatsoever that arise or that may arise under this Agreement or any of the Loan Documents. Borrowers and Weeks Corporation acknowledge and agree that any actions, representations, warranties, orders, notices, elections, directions, or otherwise made or carried out by Borrowers' Agent in order to perform the duties or obligations or exercise the rights, of Borrowers, or any of them, under this Agreement or any of the Loan Documents are the duly authorized actions, representations, warranties, orders, notices, elections, directions, or otherwise of Borrowers, or any of them as applicable, that Banks' Agent, Banks and Swing Lenders shall be entitled to rely upon such actions, representations, warranties, orders, notices, elections, directions, or otherwise until cancellation and revocation of this power of attorney, as hereinafter provided, and that Banks' Agent, Banks and Swing Lenders and any and all other parties shall be under no obligation to investigate or to confirm that any actions, representations, warranties, orders, notices, elections, directions, or otherwise made or carried out by Borrowers' Agent are the duly authorized actions, representations, warranties, orders, notices, elections, directions, or otherwise of Borrowers, or any of them, as applicable. In the event Banks' Agent, Banks or Swing Lenders receive any conflicting requests, instructions, demands or notices from Borrowers' Agent and any of Borrowers, Banks' Agent, Banks, or Swing Lenders, as the case may be, shall be entitled to rely on such requests, instructions, demands or notices received from Borrowers' Agent.

  3.02  Performance of Duties on Behalf of Borrowers.  Banks' Agent, Banks,
        --------------------------------------------
Swing Lender, Borrowers and Weeks Corporation acknowledge and agree that any notices of requests for Loans, any notices of interest rate elections, and any and all other notices to be given by Borrowers or any of them hereunder, and any payments of money or performances of duties or obligations owed to Banks' Agent, Banks or Swing Lender by Borrowers, or any of them, pursuant to the terms of the Loan Documents, may be made or performed directly to Banks' Agent, Banks or Swing Lender, as applicable, by Borrowers' Agent, rather than by Borrowers, or any of them, and any such payments made or duties or obligations performed to Banks' Agent, Banks or Swing Lender by Borrowers' Agent on behalf of Borrowers, or any of them, shall satisfy and fulfill any duty of Borrowers, or any of them, to make such payments or perform such duties or obligations to Banks' Agent, Banks, or Swing Lender, respectively. Borrowers and Weeks Corporation specifically acknowledge and agree that Banks' Agent, Banks and Swing Lenders shall be under no liability to Borrowers, or any of them, or to any other party as a result of complying with any instruction of Borrowers' Agent with respect to the Loan Documents. Notwithstanding anything to the contrary herein, any actions, representations, warranties, orders, notices, elections, directions, or otherwise may be made or carried out by any Borrower, rather than by Borrowers'
          ---
Agent. In addition, notwithstanding anything to the contrary herein, any actions, representations, warranties, orders, notices, elections, directions, or otherwise shall be made or carried out by any Borrower to whom Banks' Agent, any
          -----
Bank or Swing Lender makes demand for the same, rather than by Borrowers' Agent, in the event that Borrowers' Agent shall refuse or shall be unable to make or carry out such actions, representations, warranties, orders, notices, elections, directions, or otherwise, the determination of such refusal or inability of Borrowers' Agent to be made by Banks' Agent, Bank or Swing Lender in its sole discretion. Nothing contained in this Section 3.02 shall in any way adversely affect the liability of each of Borrowers for their respective obligations under this Agreement and the Notes, as provided elsewhere in this Agreement.

  3.03  Termination of Agency.  Borrowers, Banks' Agent, Banks and Swing Lender
        ---------------------
acknowledge and agree that the power of attorney granted to Borrowers' Agent hereunder shall remain valid and binding upon all Borrowers until such time as the power of attorney granted to Borrowers' Agent hereunder is canceled or revoked, as hereinafter provided. Borrowers' Agent, Borrowers, Banks' Agent, Banks and Swing Lender specifically acknowledge and agree that the power of attorney granted herein is an irrevocable power of attorney coupled with an interest. Notwithstanding anything to the contrary herein, Borrowers' Agent, Borrowers, Banks' Agent, Banks and Swing Lender specifically acknowledge and agree that the power of attorney granted herein to Borrowers' Agent shall be revoked, rescinded and canceled automatically upon the occurrence of (a) Borrowers' Agent's ceasing to exist as a limited partnership in good standing under the laws of the State of Georgia; or (b) Borrowers' Agent's changing its business form to a form other than a Georgia limited partnership; or (c) the revocation by operation of law of the power of attorney granted herein.

  3.04  Disbursements of Loan Proceeds.  Borrowers acknowledge and agree that
        ------------------------------
any disbursements of money, including without limitation any Loans, to be made to Borrowers, or any of them, by Banks' Agent, Banks or Swing Lender pursuant to the terms of this Agreement or the Loan Documents, shall be made by Banks' Agent, Banks or Swing Lenders, as the case may be, directly to Borrowers' Agent, rather than to Borrowers, or any of them, and any such disbursement made by Banks' Agent, Banks or Swing Lender, as the case may be, to Borrowers' Agent on behalf of Borrowers, or any of them, shall satisfy and fulfill any duty of such Banks' Agent, Banks or Swing Lender to make such disbursement to Borrowers, or any of them.

  3.05  Recordkeeping.  Borrowers' Agent shall keep all of Borrowers' financial
        -------------
records with respect to the Loans and payments made thereon, including, without limitation, records of the amount of each Loan, the identity of the Borrower for whose use or benefit the Loan was intended, and the identity of the source of all payments of principal and interest thereon. Neither Banks' Agent nor any Bank nor Swing Lender shall be under an obligation to keep separate records for each Borrower's activity under the Revolving Credit Facility, it being understood that all Loans and repayments thereof under the Syndicated Master Notes and the Swing Loan Note shall be accounted for by Banks' Agent, Banks and Swing Lender, as the case may be, under borrowing accounts maintained in the name of Borrowers' Agent. In the event that Borrowers' Agent is unable to establish by authentic, contemporaneously created business records kept in the ordinary course of business by Borrowers' Agent, the identity of the source of any payment of principal or interest on any Loan, then for purposes of this Agreement such identity shall be conclusively presumed to be that of Operating Partnership.

  3.06  Covenant Not to Sue.  To induce Banks' Agent, Banks and Swing Lender to
        -------------------
enter into this Agreement, Borrowers and Weeks Corporation hereby jointly and severally agree not to institute any action or make any claim against Banks' Agent, Banks or Swing Lenders, their officers, directors, employees or agents arising out of or resulting from any action taken or omitted to be taken by Banks' Agent, Banks or Swing Lender that has been represented by Borrowers' Agent as being taken, or omitted, on behalf of any or all Borrowers, whether such representation be express or implied, and regardless of whether such representation is revoked later or rescinded later by Borrowers' Agent, including without limitation any fraud or breach of implied representations to third parties. This agreement of Borrowers and Weeks Corporation not to institute any action or make any claim against Banks' Agent, Banks and Swing Lender shall continue to be effective after the termination or expiration of this Agreement as to any action taken or omitted to be taken by Banks' Agent, Banks and Swing Lender during the term of this Agreement. Borrowers agree that, upon termination of this Agreement for any reason, the rights of Banks' Agent, Banks and Swing Lender under this Section 3.05 of this Agreement shall survive any such termination, whether or not such rights arise before or after such termination.

                                  ARTICLE IV
                                  ----------

                                 BANKS' AGENT
                                 ------------

  4.01  Appointment; Powers and Immunities.  Each Bank and Swing Lender hereby
        ----------------------------------
irrevocably appoint and authorize Banks' Agent to act as its agent hereunder and under the other Loan Documents with such powers as are specifically delegated to Banks' Agent by the terms hereof and thereof, together with such other powers as are reasonably incidental thereto. Banks' Agent: (a) shall have no duties or responsibilities except as expressly set forth in this Agreement and the other Loan Documents, and shall not by reason of this Agreement or any other Loan Document be a trustee for any Bank or Swing Lender; (b) shall not be responsible to Banks or Swing Lender for any recitals, statements, representations or warranties contained in this Agreement or any other Loan Document, or in any certificate or other document referred to or provided for in, or received by any Bank or Swing Lender under, this Agreement or any other Loan Document, or for the validity, effectiveness, genuineness, enforceability or sufficiency of this Agreement or any other Loan Document or any other document referred to or provided for herein or therein or for any failure by Borrower to perform any of its obligations hereunder or thereunder; (c) shall not be required to initiate or conduct any litigation or collection proceedings hereunder or under any other Loan Document except to the extent requested by the Required Banks, and then only on terms and conditions satisfactory to Banks' Agent, and (d) shall not be responsible for any action taken or omitted to be taken by it hereunder or under any other Loan Document or any other document or instrument referred to or provided for herein or therein or in connection herewith or therewith, except for its own gross negligence or wilful misconduct. Banks' Agent may employ agents and attorneys-in-fact and shall not be responsible for the negligence or misconduct of any such agents or attorneys-in-fact selected by it with reasonable care.
The provisions of this Article IV are solely for the benefit of Banks' Agent, Banks and Swing Lender, and Borrowers shall not have any rights as a third party beneficiary of any of the provisions hereof. In performing its functions and duties under this Agreement and under the other Loan Documents, Banks' Agent shall act solely as agent of Banks and Swing Lender and does not assume and shall not be deemed to have assumed any obligation towards or relationship of agency or trust with or for Borrowers. The duties of Banks' Agent shall be ministerial and administrative in nature, and Banks' Agent shall not have by reason of this Agreement or any other Loan Document a fiduciary relationship in respect of any Bank or Swing Lender. Banks' Agent shall administer the Loans and the Loan Documents with the same degree of care as that customarily employed by Banks' Agent in the administration of similar credit facilities for its own account.

  4.02  Reliance by Banks' Agent.  Banks' Agent shall be entitled to rely upon
        ------------------------
any certification, notice or other communication (including any thereof by telephone, telecopier, telegram or cable) believed by it to be genuine and correct and to have been signed or sent by or on behalf of the proper person or persons, and upon advice and statements of legal counsel, independent accountants or other experts selected by Banks' Agent. As to any matters not expressly provided for by this Agreement or any other Loan Document, Banks' Agent shall in all cases be fully protected in acting, or in refraining from acting, hereunder and thereunder in accordance with instructions signed by the Required Banks, and such instructions of the Required Banks in any action taken or failure to act pursuant thereto shall be binding on all Banks and on Swing Lender.

  4.03  Defaults.  Banks' Agent shall not be deemed to have knowledge of the
        --------
occurrence of a Default (other than the nonpayment of principal of or interest on the Loans) unless Banks' Agent has received notice from a Bank, Swing Lender or Borrower specifying such Default and stating that such notice is a "Notice of Default." In the event that Banks' Agent receives such a notice of the occurrence of a Default, Banks' Agent shall give prompt notice thereof to Banks and Swing Lender. Banks' Agent shall give each Bank and Swing Lender prompt notice of each nonpayment of principal of or interest on the Loans whether or not it has received any notice of the occurrence of such nonpayment. Banks' Agent shall (subject to Article XIV) take such action hereunder with respect to such Default as shall be directed by the Required Banks, provided that, unless
                                                         --------
and until Banks' Agent shall have received such directions, Banks' Agent may (but shall not be obligated to) take such action, or refrain from taking such action, with respect to such Default as it shall deem advisable in the best interests of the Banks and Swing Lender.

  4.04   Rights of Banks' Agent as a Bank and as Swing Lender.  With respect to
         ----------------------------------------------------
the Loans made by Wachovia in its capacity as a Bank or Swing Lender hereunder, Wachovia in its capacity as a Bank or Swing Lender hereunder shall have the same rights and powers hereunder as any other Bank and may exercise the same as though Wachovia were not acting as Banks' Agent, and the term "Bank" or "Banks"
                                                               ----      -----
or "Swing Lender" shall, unless the context otherwise indicates, include
    ------------
Wachovia in its individual capacity. Wachovia may (without having to account therefor to any Bank) accept deposits from, lend money to, and generally engage in any kind of banking, trust or other business with Borrowers (and any of Borrowers' Affiliates) as if Wachovia were not acting as Banks' Agent, and Wachovia and any Affiliate of Wachovia may accept fees and other consideration from Borrower (in addition to any agency fees and arrangement fees heretofore agreed to between Borrower and Banks' Agent) for services in connection with this Agreement or any other Loan Document or otherwise without having to account for the same to Banks and Swing Lender.

  4.05  Indemnification.  Each Bank severally agrees to indemnify Banks' Agent,
        ---------------
to the extent Banks' Agent shall not have been reimbursed by Borrowers, ratably in accordance with its Commitment, for any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses (including, without limitation, counsel fees and disbursements) or disbursements of any kind and nature whatsoever which may be imposed on, incurred by or asserted against Banks' Agent in any way relating to or arising out of this Agreement or any other Loan Document or any other documents contemplated by or referred to herein or therein or the transactions contemplated hereby or thereby (excluding, unless a Default has occurred and is continuing, the normal administrative costs and expenses incident to the performance of its agency duties hereunder) or the enforcement of any of the terms hereof or thereof or any such other documents; provided that no Bank shall be liable for any of the
                          --------
foregoing to the extent they arise from the gross negligence or wilful misconduct of Banks' Agent. If any indemnity furnished to Banks' Agent for any purpose shall, in the opinion of Banks' Agent, be insufficient or become impaired, Banks' Agent may call for additional indemnity and cease, or not commence, to do the acts indemnified against until such additional indemnity is furnished.

  4.06  Consequential Damages.  Banks' Agent SHALL NOT BE RESPONSIBLE OR LIABLE
        ---------------------
TO ANY Bank OR TO Swing Lender, BORROWER OR ANY OTHER PERSON OR ENTITY FOR ANY PUNITIVE, EXEMPLARY OR CONSEQUENTIAL DAMAGES WHICH MAY BE ALLEGED AS A RESULT OF THIS AGREEMENT, THE OTHER LOAN DOCUMENTS OR ANY OF THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY.

  4.07  Payee of Note Treated as Owner.  Banks' Agent may deem and treat the
        ------------------------------
payee of any Note as the owner thereof for all purposes hereof unless and until a written notice of the assignment or transfer thereof shall have been filed with Banks' Agent and the provisions of Section 16.03(c) have been satisfied. Any requests, authority or consent of any person who at the time of making such request or giving such authority or consent is the holder of any Note shall be conclusive and binding on any subsequent holder, Transferee or Assignee of that or of any Note or Notes issued in exchange therefor or replacement thereof.

  4.08  Nonreliance on Banks' Agent and Other Banks or Swing Lender.  Each Bank
        -----------------------------------------------------------
and Swing Lender agree that they have, independently and without reliance on Banks' Agent or any other Bank and, in the case of a Bank, the Swing Lender, and based on such documents and information as it has deemed appropriate, made their own credit analysis of Borrowers and decision to enter into this Agreement and that it will, independently and without reliance upon Banks' Agent or any other Bank, and in the case of a Bank, the Swing Lender, and based on such documents and information as it shall deem appropriate at the time, continue to make its own analysis and decisions in taking or not taking action under this Agreement or any of the other Loan Documents. Banks' Agent shall not be required to keep itself (or any Bank or Swing Lender) informed as to the performance or observance by Borrowers of this Agreement or any of the other Loan Documents or any other document referred to or provided for herein or therein or to inspect the properties or books of Borrowers or any other Person. Except for notices, reports and other documents and information expressly required to be furnished to Banks and Swing Lender by Bank's Agent hereunder or under the other Loan Documents, Banks' Agent shall not have any duty or responsibility to provide any Bank or Swing Lender with any credit or other information concerning the affairs, financial condition or business of Borrowers or any other Person (or any of their Affiliates) which may come into the possession of Banks' Agent;

provided that Banks' Agent shall make available to any Bank and Swing Lender,
--------
upon such Bank's or Swing Lender's request, (a) copies of Banks' Agent's records with respect to all sums received or expended by Banks' Agent in connection with the Loans and the Loan Documents, and (b) information as to the amount of the then outstanding Loans.

  4.09  Failure to Act.  Except for action expressly required of Banks' Agent
        --------------
hereunder or under the other Loan Documents, Banks' Agent shall in all cases be fully justified in failing or refusing to act hereunder and thereunder unless it shall receive further assurances to its satisfaction by Banks and Swing Lender of their indemnification obligations under Section 4.05 against any and all liability and expense which may be incurred by Banks' Agent by reason of taking, continuing to take, or failing to take any such action.

  4.10  Resignation or Removal of Banks' Agent.  Subject to the appointment and
        --------------------------------------
acceptance of a successor Banks' Agent as provided below, Banks' Agent may resign at any time by giving notice thereof to Banks and Swing Lender, and Borrower, and Banks' Agent may be removed at any time with or without cause by the Required Banks. Upon any such resignation or removal, Required Banks shall have the right to appoint a successor Banks' Agent, subject to the approval of Borrower, which approval shall not be unreasonably withheld or delayed; provided, however, that no such approval of
                                  --------
Borrower shall be required if a Default is in existence. If no successor Banks' Agent shall have been so appointed by the Required Banks and shall have accepted such appointment within thirty (30) days after the retiring Banks' Agent's notice of resignation or the Required Banks' removal of the retiring Banks' Agent, then the retiring Banks' Agent may, on behalf of Banks and Swing Lender, appoint a successor Banks' Agent, subject to the approval of Borrower, which approval shall not be unreasonably withheld or delayed; provided, however, that
                                                        --------
no such approval of Borrower shall be required if a Default is in existence.
Any successor Banks' Agent shall be a bank which has a combined capital and surplus of at least $500,000,000. Upon the acceptance of any appointment as Banks' Agent hereunder by a successor Banks' Agent, such successor Banks' Agent shall thereupon succeed to and become vested with all the rights, powers, privileges and duties of the retiring Banks' Agent, and the retiring Banks' Agent shall be discharged from its duties and obligations hereunder. After any retiring Banks' Agent's resignation or removal hereunder as Banks' Agent, the provisions of this Article IV shall continue in effect for its benefit in respect of any actions taken or omitted to be taken by it while it was acting as the Banks' Agent hereunder.

  4.11  Directions to Banks' Agent.  Whenever a provision of this Agreement
        --------------------------
provides that the giving, making or taking, as the case may be, of a consent, approval, instruction, direction, acceptance, request or other action by the Required Banks is required as a condition to the right or duty of Weeks Corporation or Borrowers or Banks' Agent to take or refrain from taking any action or to the existence of any status or condition, and Banks' Agent shall have notified all Banks of the action, status or condition for which such consent, approval, instruction, direction, acceptance, request or other action is required, such consent, approval, instruction, direction, acceptance, request or other action may be, at the option of Banks' Agent, deemed given, made or taken, as the case may be, by each Bank, unless such Bank shall have given Banks' Agent contrary instructions within seven (7) Domestic Business Days after its receipt of such notice from Banks' Agent. Notwithstanding the foregoing, Banks' Agent reserves the right to refrain from acting on any matter which requires the consent, approval, direction, instruction, acceptance, request or other action of one or more Banks unless and until Banks' Agent shall have actually received the same from such party or parties as provided for herein.

                                   ARTICLE V
                                   ---------

                    CONDITIONS TO REVOLVING CREDIT FACILITY
                    ---------------------------------------

  The obligation of Banks and Swing Lender to extend the Revolving Credit Facility and to make the initial Loan thereunder is subject to the satisfaction of the following conditions:

  5.01  Operating Partnership's Authority.  Banks' Agent shall have received a
        ---------------------------------
Certificate of Partners of Operating Partnership, in form and substance acceptable to Banks' Agent, authorizing the execution, delivery and performance of this Agreement and the borrowing by it hereunder and the Weeks Guaranty executed by Operating Partnership, together with such other papers, certifications or partnership documents as Banks' Agent may require to evidence that Operating Partnership has the legal power and authority to enter into this Agreement, the Weeks Guaranty, and the other Loan Documents, and the transactions contemplated hereby.

  5.02  Weeks Corporation's Authority.  Banks' Agent shall have received
        -----------------------------
certified copies of resolutions of Weeks Corporation's Board of Directors authorizing the execution, delivery and performance of this Agreement and the Weeks Guaranty executed by Weeks Corporation, together with such other papers, certifications or corporate documents as Banks' Agent may require to evidence that Weeks Corporation has the corporate power and authority to enter into this Agreement, the Weeks Guaranty, and the transactions contemplated hereby.

  5.03  Construction's Authority.  Banks' Agent shall have received certified
        ------------------------
copies of resolutions of Construction's Board of Directors authorizing the execution, delivery and performance of this Agreement and the borrowing by it hereunder, and such other papers, certifications or corporate documents as Banks' Agent may require to evidence that Construction has the corporate power and authority to enter into this Agreement, the other Loan Documents, and the transactions contemplated hereby.

  5.04  Realty's Authority.  Banks' Agent shall have received certified copies
        ------------------
of resolutions of Realty's Board of Directors authorizing the execution, delivery and performance of this Agreement and the borrowing by it hereunder, and such other papers, certifications or corporate documents as Banks' Agent may require to evidence that Realty has the corporate power and authority to enter into this Agreement, the other Loan Documents, and the transactions contemplated hereby.

  5.05  Development's Authority.  Banks' Agent shall have received a Certificate
        -----------------------
of Partners of Development, in form and substance acceptable to Banks' Agent, authorizing the execution, delivery and performance of this Agreement and the borrowing by it hereunder, and such other papers, certifications or partnership documents as Banks' Agent may require to evidence that Development has the legal power and authority to enter into this Agreement, the other Loan Documents, and the transactions contemplated hereby.

  5.06  Financing's Authority.  Banks' Agent shall have received a Certificate
        ---------------------
of Partners of Financing, in form and substance acceptable to Banks' Agent, authorizing the execution, delivery and performance of this Agreement and the borrowing by it hereunder, and such other papers, certifications or partnership documents as Banks' Agent may require to evidence that Financing has the legal power and authority to enter into this Agreement, the other Loan Documents, and the transactions contemplated hereby.

  5.07  Satisfactory Financial Condition. There shall not have occurred any
        --------------------------------
material adverse change in the financial condition, properties, or operations of Weeks Corporation, the Consolidated Entities and Non-Consolidated Subsidiaries (all of the foregoing taken as a whole) or Operating Partnership (standing alone) since June 30, 1996.

  5.08  Representations and Warranties.  The representations and warranties of
        ------------------------------
Borrowers and Weeks Corporation set forth in Article IX, and in all agreements, documents and instruments executed and delivered pursuant hereto shall be true and correct in all material respects when made or deemed made hereunder or thereunder.

  5.09  Payment of Fees.  Banks' Agent shall have received payment in full of
        ---------------
all fees, charges, and expenses as required by or otherwise due in connection with this Agreement, including attorneys' fees and expenses of Banks' Agent's counsel and the initial origination fee due pursuant to Section 2.20.

  5.10  Syndicated Master Notes.  Banks' Agent shall have received the original
        -----------------------
Syndicated Master Notes, duly executed and delivered by Borrowers.

  5.11  Swing Loan Note.  Swing Lender shall have received the original Swing
        ---------------
Loan Note, duly executed and delivered by Borrowers.

  5.12  Weeks Guaranties.  Banks' Agent shall have received the original Weeks
        ----------------
Guaranties, duly executed and delivered by Guarantors.

  5.13  Certificates of Incumbency.  Banks' Agent shall have received an
        --------------------------
original Certificate of Incumbency from Weeks Corporation and each Borrower with respect to the Authorized Signatory of each such party.

  5.14  Other Documentation.  Banks' Agent shall have received such other loan
        -------------------
documentation as deemed reasonably necessary or desirable by Banks' Agent or its counsel, satisfactory in form and substance to Banks' Agent, providing for the Loans to be made.

  5.15  REIT Status.  Weeks Corporation shall be qualified as a real estate
        -----------
investment trust under the Code.

  5.16  Opinion of Counsel.  Banks' Agent shall have received a favorable
        ------------------
opinion letter from King & Spalding, counsel to Borrowers and Weeks Corporation, in form and substance satisfactory to Banks' Agent and its counsel.

  5.17  Key Executives.  The Key Executives shall be A. R. Weeks, Jr., Thomas D.
        --------------
Senkbeil and Forrest W. Robinson.

  5.18  Repayment of Debt.  The initial Loan shall be sufficient to pay the
        -----------------
principal amount of all Prior Indebtedness to Wachovia, in full, and Borrowers' Agent shall have made arrangements satisfactory to Wachovia (a) for the proceeds of such Loan to be applied, to the extent required, to pay such principal amount to Wachovia, and (b) for Borrowers to pay to Wachovia immediately all accrued and unpaid interest and unused commitment fees owing on account of the Prior Indebtedness upon receipt by Borrowers' Agent of an invoice from Wachovia reflecting the same.

  5.19  General Conditions.  Each of the conditions set forth in Article VI or
        ------------------
Article VII, as applicable, shall have been satisfied.

                                   ARTICLE VI
                                  -----------

                         CONDITIONS TO SYNDICATED LOANS
                         ------------------------------

  The obligation of Banks to make any Syndicated Loan is subject to the satisfaction of the following conditions at the time of the request for the Syndicated Loan:

  6.01  Representations and Warranties.  The representations and warranties
        ------------------------------
contained in this Agreement shall have been true and correct in all material respects when made, and such representations and warranties and those made by or on behalf of Borrowers in connection with the Syndicated Loan shall remain true and correct in all material respects, except as otherwise disclosed in writing pursuant to this Agreement to each Bank and Swing Lender.

  6.02  Available Credit.  The amount of the Syndicated Loan does not exceed the
        ----------------
Available Credit.

  6.03  No Material Adverse Change.  The financial condition of Weeks
        --------------------------
Corporation, the Consolidated Entities and the Non-Consolidated Subsidiaries (all of the foregoing taken as a whole), and of Operating Partnership (standing alone) shall not have materially adversely changed from its or their financial conditions, respectively, as of the date of this Agreement.

  6.04  Full Compliance.  Borrowers and Weeks Corporation shall be in full
        ---------------
compliance with all the terms and conditions of this Agreement.

  6.05  No Default; No Claims.  No Default or an event that upon notice or lapse
        ---------------------
of time or both, would constitute a Default shall have occurred, and there will be no claim, action, suit or proceeding pending or threatened against Weeks Corporation or any Consolidated Entity or Non-Consolidated Subsidiary that would result in a material adverse change in the financial condition, assets, or operations of Weeks Corporation, the Consolidated Entities and the Non-Consolidated Subsidiaries (all of the foregoing taken as a whole) or of Operating Partnership (standing alone).

  6.06  Incumbency.  The Authorized Signatories of each party executing and
        ----------
delivering any document to Banks' Agent in connection with the Syndicated Loan shall be as set forth in the applicable certificate of incumbency delivered to Banks' Agent pursuant to Section 5.14 or as subsequently modified and reflected in an updated certificate of incumbency delivered to Banks' Agent.

  6.07  Advance Request.  Banks' Agent shall have received an Advance Request,
        ---------------
executed by an Authorized Signatory of Borrowers' Agent, in accordance with the provisions of Section 2.07.

                                 ARTICLE VII
                                 -----------

                           CONDITIONS TO SWING LOANS
                           -------------------------

  The obligation of Swing Lender to make any Swing Loan is subject to the satisfaction of the following conditions at the time of the request for the Swing Loan:

  7.01  Representations and Warranties.  The representations and warranties
        ------------------------------
contained in this Agreement shall have been true and correct in all material respects when made and such representations and warranties and those made by or on behalf of Borrowers in connection with the Swing Loan shall remain true and correct in all material respects, except as otherwise disclosed in writing pursuant to this Agreement to each Bank and Swing Lender.

  7.02  Available Swing Credit.  The amount of the Swing Loan does not exceed
        ----------------------
the Available Swing Credit.

  7.03  General Conditions.  Each of the conditions set forth in Sections 6.03,
        ------------------
6.04, 6.05, 6.06 and 6.07.

                                 ARTICLE VIII
                                 ------------

                             ENVIRONMENTAL MATTERS
                             ---------------------

  8.01  Representations, Warranties.  Weeks Corporation and Borrowers represent
  ----  ---------------------------
and warrant to Banks' Agent, Banks and Swing Lender that, except as otherwise disclosed in writing by Borrowers' Agent to Banks' Agent, (a) no Property is now being used by it in violation of any Environmental Laws, except such use as would not have a material adverse effect on the financial condition, operations, or properties of Weeks Corporation, the Consolidated Entities and Non-Consolidated Subsidiaries (all of the foregoing taken as a whole) or Operating Partnership (standing alone) or would constitute a breach of the provisions of
Section 11.08; (b) that no proceedings have been commenced against Weeks Corporation or any Consolidated Entity or Non-Consolidated Subsidiary concerning any alleged material violations of any Environmental Laws on or related to the Property; (c) neither Weeks Corporation nor any Borrower has any reason to know of any such alleged violations, except such alleged violations as would not have a material adverse effect on the financial condition, operations, or properties of Weeks Corporation, the Consolidated Entities and Non-Consolidated Subsidiaries (all of the foregoing taken as a whole) or Operating Partnership (standing alone) or would constitute a breach of the provisions of Section 11.08; (d) the Property is free of any Substances and is not being used for the storage, treatment or disposal of any Substances, or if there are any Substances on any Property, Weeks Corporation, the Consolidated Entities or Non-Consolidated Subsidiaries, as the case may be, are maintaining them in accordance with all applicable laws, except to the extent such failure so to maintain such Substances would not have a material adverse effect on the financial condition, operations, or properties of Weeks Corporation, the Consolidated Entities and Non-Consolidated Subsidiaries (all of the foregoing taken as a whole) or Operating Partnership (standing alone) or would constitute a breach of the provisions of Section 11.08; (e) if Weeks Corporation, the Consolidated Entities or Non-Consolidated Subsidiaries, as the case may be, are transporting any Substances, such transportation is being conducted in compliance with all applicable laws, except to the extent such failure so to conduct such transportation would not have a material adverse effect on the financial condition, operations, or properties of Weeks Corporation, the Consolidated Entities and Non-Consolidated Subsidiaries (all of the foregoing taken as a whole) or Operating Partnership (standing alone) or would constitute a breach of the provisions of Section 11.08; (f) Weeks Corporation, the Consolidated Entities or Non-Consolidated Subsidiaries, as the case may be, have all required permits for the use and discharge of any Substances on the Property and all uses and discharges on the Property are being made in compliance with such permits, except to the extent that the failure to have a required permit or failure to make such uses and discharges in compliance with such permits would not have a material adverse effect on the financial condition, operations, or properties of Weeks Corporation, the Consolidated Entities and Non-Consolidated Subsidiaries (all of the foregoing taken as a whole) or Operating Partnership (standing alone) or would constitute a breach of the provisions of Section 11.08; and (g) Weeks Corporation and Borrowers have made a complete disclosure to Banks' Agent, Banks and Swing Lender of all facts which might indicate a material environmental risk or the material violation of any Environmental Laws on or related to the Property.

  8.02  Continued Compliance.  Weeks Corporation and Borrowers covenant that
        --------------------
Borrowers will promptly inform Banks' Agent in writing of any material environmental risk or material violation of any Environmental Laws on or related to any Property or the commencement of any proceedings against Weeks Corporation, any Consolidated Entity or Non-Consolidated Subsidiary or receipt of any notices by any such Person concerning any alleged material violation of Environmental Laws on or related to any Property. Should Banks' Agent, any Bank or Swing Lender be reasonably concerned that any Property may be at risk of suffering a material impairment in value owing to environmental contamination or other environmental matters, at such Person's request, Borrowers shall obtain and deliver to Banks' Agent and such Person (if not Banks' Agent) an environmental audit covering such Property from experts reasonably acceptable to Banks' Agent, such Bank or Swing Lender, as the case may be, at Borrowers' sole expense.

                                   ARTICLE IX
                                  -----------

                         REPRESENTATIONS AND WARRANTIES
                         ------------------------------

  In order to induce Banks' Agent, Banks and Swing Lender to enter into the Loan Documents and to make Loans as contemplated hereby, Borrowers and Weeks Corporation represent and warrant to Banks' Agent, Banks and Swing Lender, each of which representations and warranties is deemed to be material, that:

  9.01  Consolidated Entities and Non-Consolidated Subsidiaries.  As of the date
        -------------------------------------------------------
hereof, Operating Partnership and Financing are the only Consolidated Entities in existence, and Construction, Realty and Development are the only Non-Consolidated Subsidiaries in existence.

  9.02  Corporate Organization.  Weeks Corporation, Construction and Realty each
        ----------------------
is a corporation duly organized, validly existing and in good standing under the laws of the State of Georgia and has full right, power and authority to conduct its business as currently conducted; each maintains its principal place of business and its chief executive office at 4497 Park Drive, Norcross, Georgia 30093.

  9.03  Limited Partnership Organization.  Operating Partnership and Financing
        --------------------------------
each is a limited partnership duly organized and validly existing and in good standing under the laws of the State of Georgia and has full right, power and authority to conduct its business as currently conducted; each maintains its principal place of business and its chief executive office at 4497 Park Drive, Norcross, Georgia 30093.

  9.04  Development Organization.  Development is a general partnership duly
        ------------------------
organized and validly existing under the laws of the State of Georgia and has full right, power and authority to conduct its business as currently conducted; its principal place of business and its chief executive office are located at 4497 Park Drive, Norcross, Georgia 30093.

  9.05  Power and Authority.  Each Borrower and Weeks Corporation has full
        -------------------
right, power and authority to enter into the Loan Documents and to consummate the transactions contemplated hereby and has taken all necessary action to authorize the execution, delivery and performance of this Agreement and the documents contemplated to be executed and delivered hereby.

  9.06  Enforceability.  The Loan Documents constitute valid obligations of the
        --------------
parties executing the same, legally binding upon Borrowers and Weeks Corporation, as the case may be, and enforceable in accordance with their terms, except as enforcement may be affected by bankruptcy, insolvency and other laws and equitable principals affecting the rights and remedies of creditors generally and except as may be limited by general principals of equity. No consent, license, or approval of any governmental authority, bureau or agency is required in connection with the execution, delivery, performance, validity or enforceability of the Loan Documents.

  9.07  Violation of Organizational Documents.  The execution, delivery and
        -------------------------------------
performance of the Loan Documents will not violate the provisions of the Articles of Incorporation or By-Laws of Weeks Corporation, Construction or Realty or the partnership agreements or certificates of Operating Partnership, Development or Financing.

  9.08  Conflicts.  The execution, delivery and performance of the Loan
        ---------
Documents will not violate the provisions of any Mortgage, indenture, security agreement, contract, undertaking or other agreement to which any Borrower or Weeks Corporation, or any of them, is a party, or which purports to be binding upon any Borrower or Weeks Corporation, or any of them, or any of their respective properties or assets. No consent, approval, authorization, waiver or notice to any other person or entity is required for the execution, delivery and performance of the Loan Documents by Borrowers and Weeks Corporation, except for such consents, approvals, authorizations, and waivers which have been obtained, are unconditional and are in full force and effect, and such notices which have been given.

  9.09  Title.  Weeks Corporation, the Consolidated Entities and Non-
        -----
Consolidated Subsidiaries each has good and marketable title to all of its respective properties, subject to the Permitted Encumbrances and the Liens permitted pursuant to Section 11.11.

  9.10  Existence of Liens.  No Mortgage, financing statement, notice of lien,
        ------------------
security agreement, or any other agreement or instrument creating or giving notice of a security interest in or an encumbrance, Lien, or charge against any property of Weeks Corporation or any Consolidated Entity or Non-Consolidated Subsidiary is in existence or on file in any public office, except as permitted by Section 11.11.

  9.11  Financial Condition.  All financial statements and all other financial
        -------------------
information of Borrowers and Weeks Corporation furnished to Banks' Agent, Banks and Swing Lender are complete and correct in all material respects and accurately reflect their respective financial conditions and the results of operations for the respective periods to which such statements relate. There are no material liabilities, direct or indirect, fixed or contingent, of any Borrower or Weeks Corporation required to be reflected or disclosed therein that are not so reflected or disclosed therein or in the Notes thereto.

  9.12  Litigation.  There is no litigation, proceeding, or investigation
        ----------
pending or, to the knowledge of any Borrower or Weeks Corporation, threatened, that is reasonably expected to result in any materially adverse change in the operations, properties or financial conditions of Weeks Corporation, the Consolidated Entities and Non-Consolidated Subsidiaries (all of the foregoing taken as a whole) or Operating Partnership (standing alone) or that question the validity of any action taken or to be taken by Borrowers or Weeks Corporation pursuant to or in connection with the transactions contemplated by the Loan Documents, nor does any Borrower or Weeks Corporation know or have any reasonable grounds to know the basis for the institution of any such litigation, proceeding or investigation.

  9.13  Foreign Qualifications.  Operating Partnership, Construction, Realty,
        ----------------------
Financing and Weeks Corporation are qualified to do business in all states where required by applicable law, except where the failure to be so qualified would not have a material adverse effect on Weeks Corporation, the Consolidated Entities and the Non-Consolidated Subsidiaries (all of the foregoing taken as a whole) or Operating Partnership (standing alone).

  9.14  Tax Obligations.  Neither Borrowers nor Weeks Corporation have knowledge
        ---------------
of any tax return required to be filed
by them that has not been filed with the appropriate governmental agency or for which they have not received an extension beyond the date hereof; neither Borrowers nor Weeks Corporation will be, as of the date of this Agreement, in default with respect to such filings. Borrowers and Weeks Corporation have paid or will have paid as of the date of this Agreement all taxes now or then claimed to be due by any federal, state or local taxing authority. Except as otherwise disclosed to Banks' Agent pursuant to this Agreement, neither the Internal Revenue Service nor any other taxing authority is now asserting, or to the knowledge of Borrowers or Weeks Corporation, has threatened to assert, any deficiency claim for additional taxes against them in any material amount, and no waivers of the Statute of Limitations have been granted to the Commissioner of Internal Revenue or any other taxing authority by Borrowers or Weeks Corporation.

  9.15  Capital Stock.  All capital stock, debentures, bonds, Notes and all
        -------------
other securities of Weeks Corporation, each Consolidated Entity and each Non-Consolidated Subsidiary presently issued and outstanding are validly and properly issued in accordance with all applicable laws, including, but not limited to, the "Blue Sky" laws of all applicable states and the federal securities laws.

  9.16  Insolvency.  After giving effect to the execution and delivery of the
        ----------
Loan Documents and the making of any Syndicated Loans and Swing Loans under the Revolving Credit Facility, neither any Borrower nor Weeks Corporation will be "insolvent," within the meaning of such term as used in O.C.G.A. (S) 18-2-22 or as defined in Section 101 of the United States Bankruptcy Code, as amended, or will be unable to pay its debts generally as such debts become due, or have an unreasonably small capital.

  9.17  Margin Stock.  Neither any Borrower nor Weeks Corporation is engaged
        ------------
principally or as one of its important activities, in the business of purchasing or carrying Margin Stock, and no part of the proceeds of any Loan made pursuant to this Agreement will be used to purchase or carry any Margin Stock or to extend credit to others for the purpose of purchasing or carrying any Margin Stock, or be used for any purpose which violates, or which is inconsistent with, the provisions of Regulation X of the Board of Governors of the Federal Reserve System.

  9.18  Franchises, Licenses, Etc.  Weeks Corporation and the Consolidated
        -------------------------
Entities and Non-Consolidated Subsidiaries each possesses all franchises, certificates, licenses, permits and other authorizations from governmental or political authorities or subdivisions or regulatory authorities, and all patents, trademarks, service marks, trade names, copyrights, licenses and other rights, free from burdensome restrictions, that are necessary for the ownership, maintenance and operation of any of its property and assets, and the absence of which would have a material adverse effect on the financial condition, operations, or properties of Weeks Corporation, the Consolidated Entities and the Non-Consolidated Subsidiaries (all of the foregoing taken as a whole) or Operating Partnership (standing alone). Neither Weeks Corporation nor any Consolidated Entity nor any Non-Consolidated Subsidiary is in violation of any thereof which is reasonably expected to have a material adverse effect on the financial condition, operations, or properties of Weeks Corporation, the Consolidated Entities and the Non-Consolidated Subsidiaries (all of the foregoing taken as a whole) or Operating Partnership (standing alone).

  9.19  ERISA.  If Weeks Corporation or any Consolidated Entity or any Non-
        -----
Consolidated Subsidiary is subject to any provision of ERISA as of the date hereof or at any time during the term of this Agreement, then (a) each such member is in compliance with the requirements of ERISA with respect to each Employee Benefit Plan, where the failure so to comply would have a material adverse effect on the financial condition, operations, or properties of Weeks Corporation, the Consolidated Entities and the Non-Consolidated Subsidiaries (all of the foregoing taken as a whole) or Operating Partnership (standing alone), (b) no fact, including, but not limited to, any Reportable Event exists in connection with any Employee Benefit Plan which, more likely than not, would constitute grounds for the termination of any such Plan by the PBGC or for the appointment by the appropriate United States District Court of a Trustee to administer any such Plan, where such termination would result in a material adverse change in the financial condition, operations, or properties of Weeks Corporation, the Consolidated Entities and the Non-Consolidated Subsidiaries (all of the foregoing taken as a whole) or Operating Partnership (standing alone), (c) no such member either maintains or contributes to any Employee Benefit Plan that has an "accumulated funding deficiency" (as defined in Section 412 of the Code) in an amount greater than $500,000, (d) no such member either maintains or contributes to any Employee Benefit Plan which has incurred any material liability to the PBGC (other than for premium payments due in the ordinary course of business, which premiums will be paid when due and payable),
(e) no such member either maintains or contributes to any Employee Benefit Plan which has insufficient assets to qualify for a standard termination pursuant to
Section 4041 of ERISA, (f) except as otherwise disclosed to Banks' Agent in writing, no such member is required pursuant to the terms of any applicable collective bargaining agreement to pay or accrue any contributions with respect to any Employee Benefit Plan that is a Multiemployer Plan and there has been no complete or partial withdrawal by any such member from any such Multiemployer Plan within the contemplation of MPPAA, (g) except as otherwise disclosed to Banks' Agent in writing, no such member either maintains or contributes to any Employee Benefit Plan that provides medical benefits, life insurance benefits or other welfare benefits as defined in Section 3(1) of ERISA (excluding health continuation coverage required under Section 601 of ERISA) for former employees of such member, (h) except as otherwise disclosed to Banks' Agent in writing, no such member either maintains or contributes to any non-qualified, unfunded deferred compensation plan, and
(i) no such member or any fiduciary with respect to any Employee Benefit Plan has engaged in a "prohibited transaction" within the meaning of Section 4975 of the Code or Section 406 of ERISA with respect to any Employee Benefit Plan which is reasonably expected to have a material adverse effect on the financial condition, operations or properties of Weeks Corporation, the Consolidated Entities and the Non-Consolidated Subsidiaries (all of the foregoing taken as a whole) or Operating Partnership (standing alone).

  9.20  Financial Statements.  None of the financial statements delivered by
        --------------------
Borrowers' Agent or any of Borrowers or Weeks Corporation to Banks' Agent, Banks and Swing Lender pursuant to this Agreement contains, as of the date of delivery thereof, any untrue statement of material fact nor do such financial statements and such written statements, taken as a whole, omit to state a material fact or any fact necessary to make the statements contained therein not misleading.

  9.21  Misrepresentations.  No representation or warranty by Borrowers or Weeks
        ------------------
Corporation made herein and no statement or certificate to be furnished to Banks' Agent, Banks or Swing Lender pursuant hereto in connection with the transactions contemplated hereby contains or will contain any untrue statement of a material fact or omits or will omit to state a material fact necessary to make the statements contained therein not misleading.

                                   ARTICLE X
                                   ---------

                             AFFIRMATIVE COVENANTS
                             ---------------------

  In order to induce Banks' Agent, Banks and Swing Lender to enter into the Loan Documents and to make Loans as contemplated hereby, Borrowers and Weeks Corporation covenant and agree with Banks' Agent, Banks and Swing Lender that from and after the date hereof, and so long as any Obligations remain outstanding or this Agreement remains in effect, that:

  10.01 Location of Records.  Borrowers and Weeks Corporation shall maintain all
        -------------------
their books and records at Operating Partnership's chief executive office as set forth in this Agreement or at such other location in the State of Georgia disclosed in a written notice given by Borrowers to Banks' Agent prior to moving said books and records to such other location.

  10.02 Inspection.  Borrowers and Weeks Corporation shall permit each of Banks'
        ----------
Agent, any Bank and Swing Lender, or any persons duly designated by it to call at their respective places of business at any reasonable time, and without hindrance or delay, to inspect, audit, check and make extracts from their respective books, records, journals, orders, receipts and any correspondence or other data relating to its business or any other transactions between or among the parties hereto.

  10.03 Financial and Other Information.  Borrowers and Weeks Corporation shall
        -------------------------------
furnish to Banks' Agent, each Bank and Swing Lender the following financial information:

        (a) Quarterly, not later than forty-five (45) days after the end of each of the first three (3) fiscal quarters of each fiscal year of Weeks Corporation, unaudited financial statements of Weeks Corporation, including the accounts of Weeks Corporation and all Consolidated Entities reported on a consolidated basis in accordance with GAAP (subject to customary adjustments and the absence of notes thereto), as of the end of such quarter, including a balance sheet and detailed statement of profit and loss, in the form included by Weeks Corporation in its Quarterly Report on Form 10-Q filed in respect of such quarterly period with the SEC or otherwise in form reasonably acceptable to Banks' Agent and the Required Banks, all certified by Weeks Corporation's chief financial officer. Weeks Corporation's chief financial officer shall certify with respect to all such financial statements that the financial statements submitted (i) are in accordance with Weeks Corporation's and the Consolidated Entities' or Non-Consolidated Subsidiaries' books and records; (ii) present fairly in all material respects the financial position and results of operations as of and for the periods specified; (iii) set forth all material claims and liabilities, contingent or otherwise, required by GAAP to be disclosed therein; and (iv) fully disclose the existence of any Default hereunder, including the nature and period of existence thereof.

        (b) Quarterly, not later than forty-five (45) days after the end of each fiscal quarter of Weeks Corporation, a certificate of Weeks Corporation's chief financial officer, in the form of Exhibit H, which is attached hereto and
                                  ---------
incorporated herein by reference, certifying compliance by Borrowers and Weeks Corporation with this Agreement, including the financial covenants set forth in
Article XII as of the end of such quarter and containing a computation evidencing compliance with such financial covenants as of such quarter and in accordance with GAAP. Said certificates shall also include a statement by such officer as to the outstanding principal balance of all Loans and the identity of the Borrower for whose benefit each such Loan was intended.

        (c) Annually, not later than one hundred twenty (120) days after the end of Weeks Corporation's fiscal year end, financial statements of Weeks Corporation, including the accounts of Weeks Corporation and all Consolidated Entities reported on a consolidated basis in accordance with GAAP, as of and for the period ending at such fiscal year end, including a balance sheet and detailed statement of profit and loss, in the form included by Weeks Corporation in its Annual Report on Form 10-K filed in respect of such annual period with the SEC or otherwise in form reasonably acceptable to Banks' Agent and the Required Banks, audited by an independent practicing certified public accountant of recognized national standing or otherwise reasonably acceptable to Banks' Agent and the Required Banks, together with an auditor's opinion of such accountant without material qualification.

        (d) On the due date therefor (taking into account any extensions granted by the SEC), or upon the filing thereof with the SEC, if sooner, all notices and reports filed by Weeks Corporation or any Consolidated Entity or Non-Consolidated Subsidiary with the SEC.

        (e) From time to time (but not more frequently than quarterly) at Banks' Agent's request, summary reports on the net operating income of Income Properties, rent rolls and property level reports supporting the calculation of Annualized NOI, in form and content reasonably satisfactory to Banks' Agent.

        (f) Quarterly, not later than forty-five (45) days after the end of each fiscal quarter of each Non-Consolidated Subsidiary which is or becomes a Borrower under this Agreement, unaudited financial statements of each such Non-Consolidated Subsidiary, reported in accordance with GAAP (subject to customary adjustments and the absence of notes thereto), as of the end of such quarter, including a balance sheet and detailed statement of profit and loss, in form reasonably acceptable to Banks' Agent and the Required Banks, each certified by the chief financial officer of such applicable Non-Consolidated Subsidiary.
Such chief financial officer shall certify with respect to such financial statements that the financial statements submitted (i) are in accordance with such applicable Non-Consolidated Subsidiary's books and records; (ii) present fairly in all material respects the financial position and results of operations as of and for the periods specified; and (iii) set forth all material claims and liabilities, contingent or otherwise, required by GAAP to be disclosed therein.

        (g) Such other or more frequent data, information, and reports with respect to Weeks Corporation or any Consolidated Entity or Non-Consolidated Subsidiary as Banks' Agent, Banks or Swing Lender may reasonably request from time to time.

  10.04 Governmental Obligations.  Borrowers and Weeks Corporation will pay and
        ------------------------
discharge promptly or cause to be paid and discharged promptly all taxes, assessments, and governmental charges or levies imposed upon them or upon their income or property, real, personal, or mixed, or upon any part thereof, as well as all claims of any kind (including claims for labor, materials and supplies), which, if unpaid, might by law become a lien or charge against said property; provided, however, that neither Borrowers nor Weeks Corporation shall be required to pay any such tax, assessment, charge, levy, or claim if (a) the amount, applicability or validity thereof shall currently be contested in good faith by appropriate proceedings, and if they shall have set aside on their books reserves (segregated to the extent required by sound accounting practice) deemed by Banks' Agent, Banks or Swing Lender adequate with respect thereto, and by reason of such nonpayment no material property of any Borrower or Weeks Corporation is subject to a material risk of loss or forfeiture, or (b) the amount of such unpaid taxes, assessments, governmental charges or levies, or other such claims not so paid or discharged does not exceed $250,000 in the aggregate and with respect to which they shall not have set aside reserves pursuant to the foregoing clause (a).

  10.05 Insurance. Weeks Corporation, the Consolidated Entities and the Non-
        ---------
Consolidated Subsidiaries each shall maintain or cause to be maintained adequate and customary insurance with respect to its or their general operations and their real properties, including coverage for public liability, director's liability, casualty, business interruption, loss of rents and workers' compensation with financially sound and reputable insurers in such amounts as are customary in the case of firms of established reputations engaged in the same or a similar business and similarly situated.

  10.06 Operation of Properties, Inspection.  Borrowers and Weeks Corporation
        -----------------------------------
shall operate and maintain their material properties in good condition and repair (normal wear and tear, casualty and obsolescence excepted), shall not commit or suffer any waste to any of such properties or do or suffer to be done anything which would increase the risk of casualty to any of such properties or any part thereof or which would result in the cancellation of any insurance policy carried with respect to any of such properties. Borrowers and Weeks Corporation shall comply promptly with all applicable laws, rules, ordinances, regulations, judgments, governmental determinations, restrictive covenants and easements affecting any of such properties or any part thereof (the

"Requirements") and shall cause such properties to comply at all times and in
-------------
all respects with all Requirements, and shall at all times operate such properties, and perform any construction of any portion thereof, in all respects in accordance with all Requirements, except in each case where failure to do so would not have a material adverse effect on the financial condition, operations or properties of Weeks Corporation, the Consolidated Entities and the Non-Consolidated Subsidiaries (all of the foregoing taken as a whole) or Operating Partnership (standing alone). Borrowers and Weeks Corporation shall promptly repair, restore or replace any part of such properties which may be damaged by fire or other casualty or which may be affected by any condemnation proceeding, except where such repair, restoration, or replacement is not, in the judgment of the Key Executives of Weeks Corporation, required for the operation of the business of Borrowers or Weeks Corporation, as the case may be. Banks' Agent, Banks and Swing Lender and any persons authorized by Banks' Agent, Banks and Swing Lender shall have the right at all reasonable times and upon reasonable prior notice to inspect such properties, any improvements existing or being constructed thereon and all materials used or to be used in such improvements; provided, however, that nothing contained herein shall be deemed to impose upon Banks' Agent, Bank and Swing Lender any obligation to undertake such inspections or any liability for the failure to detect or failure to act with respect to any defect which was or might have been disclosed by such inspections.

  10.07 Preservation of Business.  Borrowers and Weeks Corporation shall take
        ------------------------
all appropriate action necessary to protect their businesses and assets consistent with normal practices and conduct their respective businesses in a sound and businesslike manner; Weeks Corporation, Construction and Realty each shall do or cause to be done all things necessary to preserve and keep in full force and effect its corporate existence and all its material rights; and Operating Partnership, Development and Financing each shall do or cause to be done all things necessary to preserve and keep in full force and effect its partnership existence and its material rights.

  10.08 Maintenance of Records.  Borrowers and Weeks Corporation shall keep
        ----------------------
adequate records and books of accounts, in which complete entries will be made, reflecting all their respective financial transactions.

  10.09 Notice of Adverse Changes.  Borrowers and Weeks Corporation shall, as
        -------------------------
soon as possible, and in any event within five (5) Domestic Business Days after they become aware of the occurrence of a material adverse change in their businesses, properties, operations, or conditions (financial or other), including notice of (a) any default occurring with respect to any of their obligations owed to any other creditor where the total liability of any Borrower or Weeks Corporation with respect thereto is in excess of $500,000, (b) acceleration of any part or demand for payment in full of any of their respective outstanding obligations in an amount in excess of $500,000 earlier than the scheduled date, or (c) Borrowers' or Weeks Corporation's receiving notice of intent by any person, firm, corporation or any other entity to whom any Borrower or Weeks Corporation is indebted in an amount in excess of $500,000 to declare any debt due, or determine that any provision of any agreement between such party and such Borrower or Weeks Corporation has been violated, furnish to Banks' Agent, Banks and Swing Lender a statement setting forth details of such material adverse change and the action that it proposes to take with respect thereto.

  10.10 Notice of Litigation.  Borrowers and Weeks Corporation shall promptly
        --------------------
notify Banks' Agent, Banks and Swing Lender in the event of any legal action filed against Weeks Corporation, any Consolidated Entity or Non-Consolidated Subsidiary which, if adversely determined, would have a material adverse effect on the financial condition or operations of Weeks Corporation, the Consolidated Entities and Non-Consolidated Subsidiaries (all of the foregoing taken as a whole) or Operating Partnership (standing alone).

  10.11 Payment of Obligations.  Borrowers and Weeks Corporation shall pay or
        ----------------------
cause to be paid the principal of, and, if any, the interest and premium on all indebtedness heretofore or hereafter incurred or assumed by them when and as the same shall become due and payable, unless such indebtedness be renewed or extended; and faithfully observe, perform and discharge all the covenants, conditions and obligations that are imposed upon them by any and all indentures and other agreements securing or evidencing such indebtedness or pursuant to which such indebtedness is issued, and not permit the continuance of any act or omission that is, or the provisions thereof may be declared to be, a default in the payment of principal and interest, unless waived, pursuant to the provisions thereof; provided, however, that Borrowers and Weeks Corporation shall not be
         --------
required to make any payment or to take any other action pursuant to this
Section 10.11 at any time while they shall be currently contesting in good faith by appropriate proceedings their obligations to make such a payment or to take such action, if they shall have set aside on their books, reserves (segregated to the extent required by sound accounting practices) deemed adequate with respect thereto; and provided further that this Section 10.11 shall not be
                     ----------------
applicable to (a) real property mortgage debt (held by parties other than Banks and Swing Lender) on properties owned by entities which neither Weeks Corporation nor any of Borrowers Control and in which all Borrowers and Weeks Corporation, in the aggregate, own less than a 50% beneficial interest, or (b) indebtedness outstanding in principal amounts aggregating less than $500,000.

  10.12 REIT Status.  Weeks Corporation shall at all times be and remain
        -----------
qualified as a real estate investment trust under the Code.

  10.13 Compliance With Laws.  Borrowers and Weeks Corporation shall conduct and
        --------------------
maintain their respective businesses in a regular manner and in compliance with all laws, regulations and ordinances, including but not limited to any applicable securities laws, zoning laws, ordinances and regulations affecting Borrowers' and Weeks Corporation's operations, including but not limited to all Environmental Laws and ecological laws, ordinances and regulations, except where the failure to do so would not have a material adverse effect on the financial condition, operations or properties of Weeks Corporation, the Consolidated Entities and the Non-Consolidated Subsidiaries (all of the foregoing taken as a whole) or Operating Partnership (standing alone).

  10.14 Notice of Exercise of Remedies Under Mortgages.  Borrowers and Weeks
        ----------------------------------------------
Corporation shall give prompt written notice to Banks' Agent, Banks and Swing Lender of the giving of a notice of any event of default under any Mortgage to which Weeks Corporation is or any Borrower is a party by the holder thereof, or upon the holder of any such Mortgage taking any action to enforce its rights and remedies thereunder, including, without limitation, any self-help or judicial remedies with respect to collateral or any legal action to collect any indebtedness.

  10.15 Management.  Weeks Corporation and Borrowers shall have management
        ----------
reasonably satisfactory to Banks' Agent and the Required Banks.

  10.16 Deposit Accounts.  Weeks Corporation and Borrowers shall maintain their
        ----------------
principal depository accounts with one or more Banks.

  10.17 Intercompany Transactions.  Any and all transactions, agreements or
        -------------------------
undertakings of any nature whatsoever between Weeks Corporation or any Consolidated Entity or any Non-Consolidated Subsidiary, on the one hand, and any Affiliate of such Person, on the other hand, shall be arms-length and upon terms and conditions at least as favorable to Weeks Corporation, such Consolidated Entity or Non-Consolidated Subsidiary, as the case may be, as could reasonably be obtained in a similar transaction with a party that is not an Affiliate of such Person.

  10.18 Debt Rating.  Borrowers' Agent shall give written notice to Banks' Agent
        -----------
promptly of the establishment of a Debt Rating or, once established, any change in the Debt Rating.

                                   ARTICLE XI
                                  -----------

                               NEGATIVE COVENANTS
                               ------------------

  In order to induce Banks' Agent, Banks and Swing Lender to enter into this Agreement and to make Loans as contemplated hereby, Borrowers and Weeks Corporation covenant and agree with Banks' Agent, Banks and Swing Lender that from and after the date hereof, and so long as any Obligations remain outstanding or this Agreement remains in effect, without the prior written consent of the Required Banks:

  11.01 Guaranties.  Neither Weeks Corporation nor any Borrower shall guarantee,
        ----------
endorse, become surety with respect to, become obligated under any partnership or joint venture, or otherwise become directly or contingently liable for, or in connection with, the obligations of any other person, firm, corporation, or any other entity pursuant to any Guaranties, except for the Permitted Guaranties.

  11.02 Merger, Consolidation, etc.  Neither Weeks Corporation nor any Borrower
        --------------------------
shall enter into any merger, reorganization or consolidation, except with Weeks Corporation or another Borrower, or acquire in a single transaction a portfolio of properties (whether through the payment of cash, exchange of property, assumption of debt or the issuance or exchange of equity or debt securities) that, upon completion thereof, (a) shall, in the case of a merger, reorganization or consolidation, not result in Weeks Corporation or a Borrower being the surviving entity; or (b) shall, in the case of an acquisition or formation of an entity, not provide for such entity to become a Borrower in accordance with Section 16.16; or (c) shall increase Total Asset Value by more than twenty percent (20%) of Total Asset Value prior to such transaction, except
                                                                          ------
for any such increase resulting from Operating Partnership's acquisition of NWI
---
Warehouse Group, L.P. and Buckley & Company Real Estate, Inc., as described in Weeks Corporation's press release dated July 31, 1996 and that certain Letter of Intent, dated May 22, 1996, as modified and amended June 30, 1996, between Operating Partnership and NWI Warehouse Group, L.P. (the "NWI Letter of Intent"), and Lichten Properties, Inc., as described in Weeks Corporation's press release dated August 12, 1996, and that certain Letter of Intent, dated July 3, 1996 (the "Lichten Letter of Intent") (the NWI Letter of Intent and the Lichten Letter of Intent, collectively the "Letters of Intent") provided that
                                                                --------
(i) such acquisitions shall be concluded on substantially the same terms and conditions as described in the aforesaid press releases, Letters of Intent and supplemental information provided by Borrowers to Banks' Agent prior to the date of this Agreement, allowing for any adjustments in consideration paid by Operating Partnership that are not material in the context of the acquisition and consistent with its analysis and due diligence review or other change in terms favorable to Operating Partnership, (ii) no material adverse change in the financial condition, properties or operations of either NWI Warehouse Group or Buckley & Company Real Estate or Lichten Properties, Inc., as disclosed in the aforesaid press releases and Letters of Intent shall have occurred, (iii) no violation or default of any agreement or debt instrument entered into or assumed by Operating Partnership in connection with the proposed acquisitions shall have occurred or be created by such acquisitions, and (iv) all debt assumed by Operating Partnership or Weeks Corporation or any Consolidated Entity or Non-Consolidated Subsidiary in connection with such transactions shall have no recourse to Operating Partnership, Weeks Corporation or any Consolidated Entity or Non-Consolidated Subsidiary, except to the extent otherwise permitted under this Agreement and except for Full Recourse Covenants; or (d) shall result in any violation of this Agreement.

  11.03 Disposition of Assets.  Weeks Corporation and Borrowers shall not in the
        ---------------------
aggregate sell or dispose of, during any twelve (12) month period, Income Property having an aggregate book value in excess of $30,000,000 (except for sales occurring pursuant to the exercise of purchase options under lease agreements), nor shall Weeks Corporation and Borrowers, on an aggregate basis, sell all or substantially all of their assets or take any action that would make it impossible for them to carry out their business as now conducted, nor shall Weeks Corporation or Borrowers sell, transfer, or otherwise dispose of any assets other than (a) assets sold or otherwise disposed of in the ordinary course of business; (b) assets that are not in the judgment of the Board of Directors of Weeks Corporation required in the operation of the business of Borrowers and that do not comprise a significant portion of Borrowers' and Weeks Corporation's consolidated assets; and (c) assets sold or otherwise disposed of as permitted in this Agreement, provided that nothing in this Section 11.03
                                --------
shall prohibit the sale of Property to a tenant pursuant to a purchase option granted to such tenant.

  11.04 Judgments.  Weeks Corporation and Borrowers shall not allow any number
        ---------
of judgments for the payment of money in excess of the aggregate sum of $500,000, excluding such judgments to the extent payment thereof is covered by insurance, to remain unsatisfied against Weeks Corporation, any Consolidated Entity or any Non-Consolidated Subsidiary for a period of thirty (30) consecutive days, unless execution thereof is stayed.

  11.05 Indebtedness.  Neither Weeks Corporation nor any Borrower shall (a)
        ------------
incur or assume any unsecured Indebtedness for Money Borrowed, provided that
                                                               --------
Weeks Corporation or any Borrower may, so long as such Person is not in default of any other provision of this Agreement or of any other financing agreement after the issuance of such Debt, (i) incur unsecured Indebtedness for Money Borrowed from Banks or Swing Lender under the Revolving Credit Facility, (ii) incur unsecured Indebtedness for Money Borrowed from another Borrower as permitted by Section 2.14 or otherwise constituting Intercompany Debt, (iii) incur or assume unsecured Indebtedness for Money Borrowed in connection with Debt Securities, provided that no more than $10,000,000 of the aggregate
                 --------
principal amount of all such Debt Securities outstanding at any one time shall mature prior to (a) if at the time such notice is given Borrowers shall have made a request pursuant to Section 2.04 that the then current Expiration Date be extended (and, as a result of such request, the Expiration Date is subject to extension), the Expiration Date which would become effective on the next succeeding Extension Date following such request, if the Expiration Date were to be so extended pursuant to such request, or (b) in all other cases, the Expiration Date in effect on the date such notice is given, and (iv) incur other unsecured Indebtedness for Money Borrowed in an aggregate principal amount not to exceed $5,000,000 having a payment seniority no greater than that of the Loans; or

(b) incur or assume any secured Indebtedness for Money Borrowed, provided that
                                                                 --------
Weeks Corporation or any Borrower may, so long as such Person is not in default of any other provision of this Agreement or of any other financing agreement after the issuance of such Debt (i) incur or assume Permitted Mortgage Debt,
(ii) incur or assume Permitted Tax-Exempt Financing, and (iii) incur or assume secured Indebtedness for Money Borrowed in an aggregate principal amount not to exceed $3,000,000 in connection with purchase money financing (including any obligations of such Person, as a lessee under a lease, which at the time would be required to be capitalized on the balance sheet of such Person in accordance with GAAP) of personal property (including equipment, executive aircraft or other vehicles); provided that Weeks Corporation or any Borrower may, so long as
                 --------
such Person is not in default of any other provision of this Agreement or any other financing agreement after the issuance of such Debt, incur or assume or permit to remain outstanding secured or unsecured Indebtedness for Money Borrowed (x) in connection with the financing of an executive aircraft, provided
                                                                        --------
that the principal amount of such indebtedness does not exceed the sum of (1) the amount, if any, by which $10,000,000 exceeds the outstanding principal amount of all debt financings which are within the meaning of clause (c) of the definition of "Permitted Mortgage Debt" in Article I, (2) the amount, if any, by which $5,000,000 exceeds the outstanding principal amount of unsecured Indebtedness for Money Borrowed permitted under clause (a)(iv) of this Section 11.05, and (3) the amount, if any, by which $3,000,000 exceeds the outstanding principal amount of secured Indebtedness for Money Borrowed permitted under clause (b)(iii) of this Section 11.05, and (y) in connection with commercial or standby letters of credit procured in the ordinary course of Weeks Corporation's or such Borrower's business as a payment vehicle or a credit enhancement for Debt which Weeks Corporation or such Borrower is otherwise authorized to incur or assume under the provisions of this Agreement.

  11.06 Dividends and Distributions.  The aggregate sum of all dividends paid by
        ---------------------------
Weeks Corporation and all distributions made by Operating Partnership to its limited partners (excluding any special dividends and distributions representing the gain from the sale or disposition of Properties) shall not exceed 95% of Funds from Operations for any fiscal year of Weeks Corporation, unless such dividends or distributions are necessary in order to maintain the status of Weeks Corporation as a real estate investment trust under the Code or are necessary to allow Weeks Corporation or the Operating Partnership to make distributions so that it will not incur federal income or excise tax.

  11.07 Material Adverse Changes.  Neither Weeks Corporation, the Consolidated
        ------------------------
Entities and Non-Consolidated Subsidiaries (all of the foregoing taken as a whole) nor Operating Partnership (standing alone) shall suffer a material adverse change in its or their financial conditions or operations, respectively, as reasonably determined by the Required Banks.

  11.08 Environmental Matters.  Neither Weeks Corporation nor any Borrower shall
        ---------------------
suffer an impairment of its assets which exceeds, when aggregated with all other such impairments of Weeks Corporation's or any Borrower's assets, the sum of $10,000,000 in book value owing to environmental contamination or other environmental matters, including, without limitation, the violation of Environmental Laws or permits and the storage, treatment, transportation or disposal of Substances.

  11.09 Change in Control.  No Change in Control of Operating Partnership or
        -----------------
Weeks Corporation shall occur, there shall be no transfer of any right, title or interest of Weeks Corporation's general partner interest in Operating Partnership, and no general partner shall be admitted to Operating Partnership other than Weeks Corporation, except for such Change in Control, conversion of general partnership interest, transfer of general partnership interest and admission of a general partner as may result from a restructuring consisting of Weeks Corporation's creation of two (2) wholly-owned Subsidiaries each constituting a "qualified REIT subsidiary" (as such term is defined in Section 856(i)(2) of the Code), the conversion of a portion of its general partnership interest in the Operating Partnership to a limited partnership interest, its transfer to one such Subsidiary of its then remaining general partnership interest in Operating Partnership, the admission of such Subsidiary as the sole general partner of Operating Partnership, and the transfer of its limited partnership interest to the other such Subsidiary, provided that (a) Weeks
                                                   --------
Corporation owns 100% of the ownership interests of each such Subsidiary, (b) each such Subsidiary becomes a party to this Agreement as a Guarantor pursuant to Section 16.16, and (c) each such Subsidiary enters into a valid and binding agreement in writing with Bank's Agent, Banks and Swing Lender not to incur or assume any unsecured or secured Indebtedness for Money Borrowed, so long as there are any outstanding Obligations or this Agreement is in effect.

  11.10 Advances, Loans and Other Restricted Investments. Neither Weeks
        ------------------------------------------------
Corporation nor any Borrower shall make any Restricted Investments, except (a) as permitted by Section 2.14, (b) other investments in Consolidated Entities, Non-Consolidated Subsidiaries and Weeks Ventures, (c) other loans, advances and extensions of credit constituting Intercompany Debt, (d) loans, advances or extensions of credit made under any incentive compensation plan approved by the Board of Directors of Weeks Corporation, (e) other loans, advances or extensions of credit to any Person, including its stockholders, partners, officers, or other executives, and other Restricted Investments that do not exceed in the aggregate the sum of $10,000,000 at any one time outstanding, and (f) deposits required by government agencies or public utilities.

  11.11 Liens.  Neither Weeks Corporation nor any Borrower shall create, incur,
        -----
assume or suffer to exist any Lien of any nature upon or with respect to any of its respective Properties, whether now owned or hereafter acquired, except for
(a) Permitted Encumbrances and (b) Mortgages securing Permitted Mortgage Debt.

                                   ARTICLE XII
                                  ------------

                              FINANCIAL COVENANTS
                              -------------------

  To induce Banks' Agent, Banks and Swing Lender to enter into this Agreement and to make Loans as contemplated hereby, Borrowers, Weeks Corporation and Operating Partnership covenant and agree with Banks' Agent, Banks and Swing Lender that from and after the date hereof, and so long as any amount remains outstanding on the Obligations or this Agreement remains in effect:

  12.01 Minimum Fixed Charge Coverage Ratio.  The Fixed Charge Coverage Ratio
        -----------------------------------
shall not be less than 2.00:1.00.

  12.02 Maximum Leverage.  The Leverage Ratio shall not exceed (a) on or before
        ----------------
June 30, 1997, 0.575:1.00, and (b) on or after July 1, 1997, 0.50:1.00.

  12.03 Maximum Unsecured Debt. The Total Unsecured Debt shall not exceed 55% of
        ----------------------
the Unencumbered Property Value.

  12.04 Maximum Secured Debt.  The Total Secured Debt shall not exceed (a) on or
        --------------------
before June 30, 1997, 40% of Total Asset Value, and (b) on or after July 1, 1997, 35% of Total Asset Value.

  12.05 Maximum Debt Yield.  At any Measurement Date, Total Annualized NOI shall
        ------------------
not be less than 13% of Total Interest Bearing Debt.

  All accounting terms used but not defined herein shall be used as defined under GAAP. All references to financial information and results of operations are intended to apply to Weeks Corporation and the Consolidated Entities on a consolidated basis.

                                 ARTICLE XIII
                                 ------------

                                    DEFAULT
                                    -------

  Each of the following shall constitute a Default hereunder:

  13.01 Nonpayment of Obligations.  Failure of Borrowers to make any payment of
        -------------------------
principal or interest on the Obligations when due;

  13.02 Other Monetary Defaults of Weeks Corporation or Borrowers.  Failure of
        ---------------------------------------------------------
Weeks Corporation or any Borrower to make any payment when due, including payments of principal or interest (whether by acceleration or otherwise), or before the expiration of any applicable cure period, on any obligation of Weeks Corporation or such Borrower (other than the Obligations or any Permitted Mortgage Debt), the aggregate amount of which obligation (whether or not then due) exceeds $500,000, or there shall occur any event or condition which results in the acceleration of the maturity of such obligation (including, without limitation, any required mandatory prepayment or "put" to Weeks Corporation or such Borrower) or enables (with any requirement for the giving of notice or lapse of time or both having been satisfied) the holders of such obligation or any Person acting on their behalf to accelerate the maturity thereof (including, without limitation, any such mandatory prepayment or "put");

  13.03 Defaults of Weeks Ventures.   Failure of any Weeks Venture to make any
        --------------------------
payment when due, including payments of principal or interest (whether by acceleration or otherwise), or before the expiration of any applicable cure period, on any obligation of such Weeks Venture, the aggregate amount of which obligation (whether or not then due) exceeds $1,000,000, or there shall occur any event or condition which results in the acceleration of the maturity of such obligation (including, without limitation, any required mandatory prepayment or "put" to such Weeks Venture or to Weeks Corporation or any Borrower) or enables (with any requirement for the giving of notice or lapse of time or both having been satisfied) the holders of such obligation or any Person acting on their behalf to accelerate the maturity thereof (including, without limitation, any such mandatory prepayment or "put") or there should occur a default by any Weeks Venture under any Mortgage securing any such obligation which default shall continue beyond any applicable cure period;

  13.04 Breach of Warranty or Representation.  Any representation or warranty
        ------------------------------------
made by any Borrower or Weeks Corporation in the Loan Documents, or any other statement furnished at any time hereunder or in connection with the Loan Documents, is untrue in any material respect when made or furnished;

  13.05 Breach of Covenants.  Default by any Borrower or Weeks Corporation
        -------------------
under, or in the observance or performance of any of the covenants contained in, this Agreement or the other Loan Documents;

  13.06 Weeks Realty Partnership Agreement Defaults.  There shall occur a
        -------------------------------------------
material default by Weeks Corporation in the performance of any of its obligations under the Weeks Realty, L.P. Partnership Agreement and such default shall continue beyond any applicable cure period;

  13.07 Permitted Mortgage Debt Defaults.  Default by Weeks Corporation or any
        --------------------------------
Borrower under any Permitted Mortgage Debt or any Mortgage securing any Permitted Mortgage Debt which default shall continue beyond any applicable cure period and the aggregate amount of which Permitted Mortgage Debt (whether or not then due) exceeds $2,500,000, or there shall occur any event or condition which results in the acceleration of the maturity of such Permitted Mortgage Debt (including, without limitation, any required mandatory prepayment or "put" to Weeks Corporation or such Borrower) or enables (with any requirement for the giving of notice or lapse of time or both having been satisfied) the holders of such Permitted Mortgage Debt or any Person acting on their behalf to accelerate the maturity thereof (including, without limitation, any such mandatory prepayment or "put");

  13.08 Voluntary Insolvency Proceedings.  The filing by Weeks Corporation, any
        --------------------------------
Borrower or any Weeks Venture of a petition under any chapter of the Federal Bankruptcy Code, as amended, or of any proceeding seeking any relief under any other insolvency or debtor relief act or law, state or federal, now or hereafter existing;

  13.09 Involuntary Insolvency Proceedings.  The filing against Weeks
        ----------------------------------
Corporation, any Borrower or any Weeks Venture of a petition under any chapter of the Federal Bankruptcy Code, as amended, or of any proceeding seeking any relief under any other insolvency or debtor relief act or law, state or federal, now or hereafter existing;

  13.10 Voluntary Receivership.  The application by Weeks Corporation, any
        ----------------------
Borrower or any Weeks Venture for or the consent or acquiescence of such Person in the appointment of a receiver or trustee for all or a substantial part of any of their respective properties;

  13.11 Involuntary Receivership.  The involuntary appointment of a receiver or
        ------------------------
trustee for all or a substantial part of any property or assets of Weeks Corporation, any Borrower or any Weeks Venture, or the issuance of a warrant, attachment, execution or similar process against a substantial part of the property of any such Person;

  13.12 Assignment for the Benefit of Creditors.  The making by Weeks
        ---------------------------------------
Corporation, any Borrower, any Consolidated Entity, any Non-Consolidated Subsidiary or any Weeks Venture of a general assignment for the benefit of creditors;

  13.13 Insolvency.  The inability of Weeks Corporation, any Consolidated Entity
        ----------
or Non-Consolidated Subsidiary or any Weeks Venture, or the admission of any such Person in writing of its inability to pay such Person's debts generally as they mature;

  13.14 Termination of Agency.  Termination, revocation or cancellation, for any
        ---------------------
reason, of the power of attorney and agency granted by Borrowers to Operating Partnership pursuant to the provisions of Article IV hereof; or

  13.15 Interest Rate Agreements.  Default by Weeks Corporation or any Borrower
        ------------------------
under any interest rate agreement or similar agreement between any such Person and Banks' Agent, Banks or Swing Lender relating to this Agreement shall occur and such default shall continue beyond any applicable cure period.

  13.16 Weeks Guaranties.  The termination or revocation of any Weeks Guaranty,
        ----------------
the denial or disaffirmation by any Guarantor of its obligations under a Weeks Guaranty or any provision of a Weeks Guaranty, or if any Weeks Guaranty shall otherwise cease to be in full force or effect.

                                   ARTICLE XIV
                                  ------------

                              RIGHTS AND REMEDIES
                              -------------------

  14.01 Prior to Default.  Before or after the occurrence of a Default:  Banks'
        ----------------
Agent, Banks and Swing Lender may examine, audit or inspect any Borrower's or Weeks Corporation's books and records at any reasonable time or times and may enter upon their respective premises for such purposes. Borrowers and Weeks Corporation shall assist Banks' Agent, Banks and Swing Lender in whatever way reasonably necessary to make each such examination, audit and inspection.

  14.02 Upon Default.  Upon the occurrence of any Default and the expiration of
        ------------
any applicable cure period: Banks' Agent shall, at the request of the Required Banks (a) terminate this Agreement and declare the Obligations, notwithstanding any provisions thereof, without demand or notice of any kind, immediately due and payable, whereupon the Obligations shall become immediately due and payable and may be collected forthwith; (b) perform any agreement of Borrower or Weeks Corporation hereunder or under any of the Loan Documents which such party shall fail to perform, and Borrowers and Weeks Corporation agree to reimburse forthwith Banks' Agent, Banks and Swing Lender for all expenses of Banks' Agent, Banks and Swing Lender in connection with the foregoing, together with interest thereon at the Floating Rate from the date incurred until reimbursed; and (c) exercise from time to time any other rights and remedies available to it, the Banks and Swing Lender under the Loan Documents and applicable law.

  14.03 Cure of Defaults.  Anything herein contained to the contrary
        ----------------
notwithstanding, the provisions of this Section 14.03 shall not apply to any Default consisting of a failure to comply with any Sections of Articles XI or XII, to any Default consisting of a failure to repay the Syndicated Master Notes or the Swing Loan

Note on the maturity date thereof, to any Default consisting of a failure to make any payment of principal on the Obligations when due, or to any Default that is specifically excluded from any provision for cure of defaults pursuant to the terms of any other of the Loan Documents. In the event of the occurrence of a Default which consists of failure to make a payment of interest on the Obligations when due, neither Banks' Agent nor any Bank nor Swing Lender will, on account of said Default, accelerate the maturity of any Obligations, exercise any other rights or remedies under the Loan Documents, or institute any court action under this Agreement or any of the Loan Documents if, within three (3) Domestic Business Days after the date of occurrence of said Default, Borrowers make such payment to Banks' Agent. In the event of the occurrence of a Default of a type set forth in Section 13.05 pertaining to covenants set forth in this Agreement or in the other Loan Documents, other than those covenants set forth in Articles XI and XII hereof, neither Banks' Agent nor any Bank nor Swing Lender will, on account of said Default, accelerate the maturity of any Obligations, exercise any other rights or remedies under the Loan Documents, or institute any court action under this Agreement or any of the Loan Documents if
(a) within thirty (30) days after the earlier to occur of (i) the date written notice thereof has been given to Borrowers' Agent by Banks' Agent, or (ii) the date a Key Executive otherwise has actual knowledge of any such Default, or (b) in the case of any covenants set forth in the other Loan Documents, within any applicable grace period provided for therein, Borrowers fully cure said Default. Except as specifically set forth in this Section 14.03, no default notice or cure period shall be applicable with respect to the breach by Borrowers, Operating Partnership, Borrowers' Agent or Weeks Corporation of any of their respective obligations under this Agreement or under any of the Loan Documents. This Section 14.03 shall not be applicable during the pendency of any bankruptcy proceedings affecting any Borrower or Guarantor.

  14.04 Costs of Collection.  Borrowers agree to pay all costs of Banks' Agent
        -------------------
and Banks of collection of the Obligations and enforcement or rights hereunder, and, if collected by or through an attorney, reasonable attorneys' fees and also other legal and court expenses.

  14.05 Setoff.  Borrowers and Weeks Corporation hereby agree that Banks' Agent
        ------
and any Bank may, upon the occurrence of a Default and during the continuance thereof, without notice, apply any balances, credits, deposits, accounts, monies or other indebtedness now or hereafter owing by any Bank or Swing Lender to any Borrower or Weeks Corporation in satisfaction of any Obligation then due and payable; provided, however, that nothing herein contained shall authorize or
         --------  -------
entitle Banks' Agent or any Bank or Swing Lender to exercise any right of setoff against any accounts, monies, government securities, or other properties held by such Person under any escrow, trust, special purpose account, or similar arrangement established with such Person by Weeks Corporation or any Borrower or Guarantor for the purpose of (a) implementing a defeasance or "in substance" defeasance of Debt of Weeks Corporation or any Borrower or Guarantor, or (b) maintaining security deposits of tenants of any of the Properties.

  14.06 Sharing of Collections.  Each Bank and Swing Lender agrees that if it
        ----------------------
shall, by exercising any right of setoff or counterclaim or resort to collateral security or otherwise, receive payment of a proportion of the aggregate amount of principal and interest owing with respect to the Note held by it which is greater than the proportion received by any other Bank and/or by Swing Lender, as the case may be, in respect of the aggregate amount of all principal and interest owing with respect to the Note held by such other Bank and/or Swing Lender, the Bank or Swing Lender receiving such proportionately greater payment shall purchase such participations in the Notes held by the other Banks or by Swing Lender, if applicable, owing to such other Banks and/or Swing Lender, and such other adjustments shall be made, as may be required so that all such payments of principal and interest with respect to the Notes held by the Banks and/or Swing Lender owing to such other Banks and/or Swing Lender shall be shared by the Banks and/or Swing Lender pro rata; provided that if all or any
                                                  --------
portion of such payment received by the purchasing Bank or Swing Lender, as the case may be, is thereafter recovered from such purchasing Bank or Swing Lender, as the case may be, such purchase from each other Bank and/or Swing Lender shall be rescinded and such other Bank and/or Swing Lender shall repay to the purchasing Bank or Swing Lender, as the case may be, the purchase price of such participation to the extent of such recovery, together with an amount equal to such other Bank's or Swing Lender's ratable share (according to the proportion of (a) the amount of such other Bank's or Swing Lender's required repayment to
(b) the total amount so recovered from the purchasing Bank or Swing Lender) of any interest or other amount paid or payable by the purchasing Bank or Swing Lender in respect of the total amount so recovered. Borrowers agree, to the fullest extent they may effectively do so under Applicable Law, that any holder of a participation in a Note, whether or not acquired pursuant to the foregoing arrangements, may exercise rights of setoff or counterclaim and other rights with respect to such participation as fully as if such holder of a participation were a direct creditor of Borrowers in the amount of such participation.

                                 ARTICLE XV
                                 ----------

                       FEES AND EXPENSES; INDEMNIFICATION
                       ----------------------------------

  15.01 Fees and Expenses.  Borrowers and Weeks Corporation shall provide, at
        -----------------
their expense, to Banks' Agent all documents, instruments, assurances, and certificates as Banks' Agent may reasonably deem necessary to consummate the transactions contemplated hereby. Borrowers and Weeks Corporation shall be obligated, jointly and severally, to Banks' Agent to pay all reasonable fees, expenses and costs incurred by Banks' Agent in connection with the preparation, negotiation, and entering into of this Agreement and the other Loan Documents and the administration of the Loans, including any amendments or modifications thereto, whether incurred before, on or after the date of this Agreement, including, but not limited to, reasonable attorneys' fees and expenses. All the foregoing costs and expenses may, at the discretion of Banks' Agent and upon notice to Borrower's Agent, be charged to the Syndicated Master Notes as advances thereunder. In the event Banks' Agent pays any of the costs or expenses under this Section 15.01, Borrowers and Weeks Corporation shall reimburse Banks' Agent promptly upon demand, and all such sums shall bear interest at the Default Rate set forth in the Syndicated Master Notes.

  15.02 Agent's Administration Fee.  In addition to the fees and expenses
        --------------------------
payable by Borrower pursuant to Section 15.01 and any other provision of this Agreement or the other Loan Documents, Borrowers agree to pay to Banks' Agent, for its sole account, in consideration of its structuring the transactions evidenced by this Agreement and its performance of services hereunder, those fees provided for and calculated as set forth in the Mandate Letter, including an annual Banks' Agent's Administration Fee. The Bank's Agent's Administration Fee shall be due and payable in advance, for each year (or part thereof) during which any of the Obligations are outstanding, on the date of this Agreement and on each anniversary date thereof, and shall be fully earned and nonrefundable when paid.

  15.03 Amendment, Waiver and Prepayment Fees.  In addition to the fees and
        -------------------------------------
expenses payable by Borrower pursuant to Section 15.01 and any other provision of this Agreement or the other Loan Documents, Borrower agrees to pay to Banks' Agent, for its sole account, as compensation for administrative and other services in connection therewith, (a) a fee in the minimum amount of $5,000 (or such greater reasonable amount as may be charged by Banks' Agent) upon each request by Weeks Corporation, Borrowers' Agent or any Borrower for any amendment to, or waiver of, any term or condition set forth in this Agreement or any of the other Loan Documents, except for such a request, if any, which Banks' Agent shall determine in good faith shall impose no more than an insignificant administrative, financial or other burden on Banks' Agent, and (b) a fee in such reasonable amount as may be charged by Banks' Agent (not to exceed $3,000) upon any prepayment of a LIBOR Rate Loan made pursuant to the provisions of Section
2.15 which fees shall be due and payable upon the making of any such prepayment and shall be fully earned and nonrefundable when paid.

  15.04 Indemnification.  At all times prior to and after the consummation of
        ---------------
the transactions contemplated by this Agreement, Borrowers and Weeks Corporation, jointly and severally, agree to hold harmless Banks, Swing Lender, Banks' Agent, their respective directors, officers, employees, agents, affiliates, successors and assigns from and indemnify Banks, Swing Lender, Banks' Agent, their respective directors, officers, employees, agents, affiliates, successors and assigns, against all demands, loss, damages, judgments, costs and expenses (including, without limitation, reasonable attorneys' fees and expenses) actually incurred by any of the foregoing, whether direct or indirect, as a result of or arising from or relating to any claim for relief or cause of action made, brought, asserted or threatened by any entity, asserting a claim for any legal or equitable remedy against any person under any statute, or regulation or as a matter of law, including, without limitation, any federal or state securities laws or under any common law or equitable case or otherwise, arising from or in connection with this Agreement, the other Loan Documents, any of the transactions contemplated by this Agreement, or use of any proceeds of the Loans, except to the extent such losses, damages, costs or expenses are due to the wilful misconduct or gross negligence of, or breach of this Agreement by Banks' Agent, Banks, Swing Lender or any such indemnitee. At the request of Banks' Agent, Banks and Swing Lender, Borrowers and Weeks Corporation, jointly and severally, will indemnify any assignee to whom Banks or Swing Lender transfers or sells all or any portion of its interest in the Loans or participations therein on terms substantially similar to the terms set forth above. Banks' Agent, Banks and Swing Lender shall not be responsible or liable to any entity for consequential damages which may be alleged as a result of this Agreement or any of the transactions contemplated hereby.

                                  ARTICLE XVI
                                  -----------

                                 MISCELLANEOUS
                                 -------------

  16.01 Cumulative Rights; Non-waiver.  No delay or omission by Banks' Agent,
        -----------------------------
Banks or Swing Lender to exercise any right, power or remedy accruing upon any Default shall exhaust or impair any such right, power or remedy or shall be construed to be a waiver of any such Default, or acquiescence therein, and every right, power and remedy given by this Agreement to Banks' Agent, Banks or Swing Lender may be exercised from time to time and as often as may be deemed expedient by Banks' Agent, Banks or Swing Lender. No consent or waiver, expressed or implied, by Banks' Agent, Banks or Swing Lender to or of any Default shall be deemed or construed to be a consent or waiver to or of any other Default. No delay, indulgence, departure, act or omission by Banks' Agent, Banks or Swing Lender or any holder of any of the Notes shall release, discharge, modify, change or otherwise affect the original liability under the Notes or any other obligation of Borrowers, or any maker, surety or Guarantor, or preclude Banks' Agent, Banks or Swing Lender from exercising any right, privilege or power granted herein or alter the security title, security interest or lien hereof. Banks' Agent, Banks or Swing Lender may at any time, without notice to or further consent from Borrowers, surrender or substitute any property or other security of any kind or nature whatsoever securing the Obligations or release any Guarantor, and no such action will release Borrowers' obligations hereunder or alter the effect hereof. No right, power or remedy conferred upon or reserved to Banks' Agent, Banks or Swing Lender hereunder is intended to be exclusive of any other right, power or remedy, but each and every such right, power and remedy shall be cumulative and concurrent and shall be in addition to any other right, power and remedy given hereunder or under the other Loan Documents or now or hereafter existing at law, in equity or by statute.

  16.02 No Obligation to Third Parties.  The Loan Documents are made solely for
        ------------------------------
the benefit of Weeks Corporation, Borrowers' Agent, Borrowers, Banks' Agent, each Bank and Swing Lender, their respective successors and assigns. No other party whatsoever shall have standing to bring any action as the result of the Loan Documents, or to assume that Banks' Agent, any Bank or Swing Lender will exercise any remedies provided herein, and no party other than Banks' Agent, each Bank and Swing Lender, their respective successors and assigns, shall be deemed to be a beneficiary of any right or remedy provided by the Loan Documents in favor of such parties, any and all of which may be freely waived in whole or in part by Banks' Agent, Banks or Swing Lender, in accordance with the terms and conditions of this Agreement. Nothing contained in this Section 16.02 is intended to deprive Borrowers of the benefit of any covenant by Banks' Agent, each Bank and Swing Lender in favor of Borrowers contained in the Loan Documents.

  16.03 Successors and Assigns.
        ----------------------

        (a) The provisions of this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns;

provided that Borrowers may not assign or otherwise transfer any of their rights
--------
under this Agreement.

        (b) Any Bank or Swing Lender may at any time sell to one or more persons (each a "Participant") participation interests in any Loan owing to such Bank or
         -----------
Swing Lender, as the case may be, any Note held by such Bank or Swing Lender, any Commitment hereunder or any other interest of such Bank or Swing Lender hereunder. In the event of any such sale by a Bank or Swing Lender of a participation interest to a Participant, such Bank's or Swing Lender's obligations under this Agreement shall remain unchanged, such Bank or Swing Lender shall remain solely responsible for the performance thereof, such Bank or Swing Lender shall remain the holder of any such Note for all purposes under this Agreement, and Borrowers and Banks' Agent shall continue to deal solely and directly with such Bank or Swing Lender in connection with such Bank's or Swing Lender's rights and obligations under this Agreement. In no event shall a Bank or Swing Lender that sells a participation be obligated to the Participant to take or refrain from taking any action hereunder, except that such Bank or Swing Lender may agree that it will not (except as provided below), without the consent of the Participant, agree to
(i) the change of any date fixed for the payment of principal of or interest on the related Loan or Loans, (ii) the change of the amount of any principal, interest or fees due on any date fixed for the payment thereof with respect to the related Loan or Loans, (iii) the change of the principal of the related Loan or Loans, (iv) any change in the rate at which either interest is payable thereon or (if the Participant is entitled to any part thereof) fee is payable hereunder from the rate at which the Participant is entitled to receive interest or fee (as the case may be) in respect of such participation, (v) the release or substitution of all or any substantial part of the collateral (if any) held as security for the Loans, or (vi) the release of any Guaranty given to support payment of the Loans. Each Bank or Swing Lender selling a participation interest in any Loan, Note, Commitment or other interest under this Agreement shall, within ten (10) Domestic Business Days of such sale, provide Borrowers' Agent and Banks' Agent with written notification stating that such sale has occurred and identifying the Participant and the interest purchased by such Participant.


        (c) Any Bank or Swing Lender may at any time assign to one or more banks or financial institutions (each an "Assignee") all or a proportionate part of
                                    --------
its rights and obligations under this Agreement, the Notes and the other Loan Documents, and such Assignee shall assume all such rights and obligations, pursuant to an Assignment and Acceptance, executed by such Assignee, such transferor Bank and Banks' Agent, provided that (i) no interest may be sold by a
                                  --------
Bank pursuant to this paragraph (c) unless the Assignee shall agree to assume ratably equivalent portions of the transferor Bank's Commitment, (ii) no interest may be sold by a Bank pursuant to this paragraph (c) without the written consent of Banks' Agent, which consent shall not be unreasonably withheld, (iii) if a Bank is assigning only a portion of its Commitment, then the amount of the Commitment being assigned (determined as of the effective date of the assignment) shall be in an amount not less than $5,000,000, (iv) except during the continuance of a Default, no interest may be sold by a Bank pursuant to this paragraph (c) to any Assignee that is not then a Bank or an Affiliate of a Bank without the written consent of Borrowers' Agent, which consent shall not be unreasonably withheld, and (v) a Bank may not, at any one time, have more than two (2) Assignees that are not Banks immediately prior to such assignment. Upon (A) execution of the Assignment and Acceptance by such transferor Bank, such Assignee, Banks' Agent and Borrowers' Agent, (B) delivery of an executed copy of the Assignment and Acceptance to Borrowers' Agent and Banks' Agent, (C) payment by such Assignee to such transferor Bank of an amount equal to the purchase price agreed between such transferor

Bank and such Assignee, and (D) payment by the transferor Bank of a processing and recordation fee of $2,500 to Banks' Agent, for its sole account, such Assignee shall for all purposes be a Bank party to this Agreement and shall have all the rights and obligations of a Bank under this Agreement to the same extent as if it were an original party hereto with a Commitment as set forth in such instrument of assumption, and the transferor Bank shall be released from its obligations hereunder to a corresponding extent, and no further consent or action by Borrower, Banks or Banks' Agent shall be required. Upon the consummation of any transfer to an Assignee pursuant to this paragraph (c), the transferor Bank, the Banks' Agent and Borrower shall make appropriate arrangements so that, if required, a new Note is issued to each of such Assignee and such transferor Bank.

        (d) Borrowers authorize Banks' Agent, each Bank and Swing Lender to disclose to any Participant or Assignee(each a "Transferee") and any prospective
                                                ----------
Transferee any and all financial information in such Banks' Agent's, Bank's or Swing Lender's possession concerning Borrowers which has been delivered to such Banks' Agent, Bank or Swing Lender by Borrowers, Borrowers' Agent or Banks' Agent pursuant to this Agreement or which has been delivered to such Banks' Agent, Bank or Swing Lender by Borrowers or Borrowers' Agent in connection with such Banks' Agent's, Bank's or Swing Lender's credit evaluation prior to entering into this Agreement, provided that such Transferee or prospective
                              --------
Transferee agrees to take reasonable actions to preserve the confidentiality of any such confidential financial information disclosed.

        (e) Anything in this Section 16.03 to the contrary notwithstanding, any Bank or Swing Lender may assign and pledge all or any portion of the Loans and/or obligations owing to it to any Federal Reserve Bank or the United States Treasury as collateral security pursuant to Regulation A of the Board of Governors of the Federal Reserve System and any Operating Circular issued by such Federal Reserve Bank, provided that any payment in respect of such assigned
                           --------
Loans and/or obligations made by the Borrowers to the assigning and/or pledging Bank or Swing Lender in accordance with the terms of this Agreement shall satisfy Borrowers' obligations hereunder in respect of such assigned Loans and/or obligations to the extent of such payment. No such assignment shall release the assigning and/or pledging Bank or Swing Lender from its obligations hereunder.

  16.04 Governing Law.  This Agreement is entered into in the State of Georgia,
        -------------
and the rights and obligations of the parties hereunder shall be governed by, construed and interpreted in accordance with, the laws of the State of Georgia.

  16.05 Survival of Obligations.  All representations, warranties and covenants
        -----------------------
contained herein shall survive the

Closings and the execution and delivery of the Notes or any other documents contemplated hereby.

  16.06 Entire Agreement.  This Agreement (together with the provisions of the
        ----------------
Mandate Letter relating to fees payable to Banks' Agent) constitutes the entire agreement of the parties hereto with respect to the subject matter hereof.

  16.07 Invalidity.  Any provision of this Agreement that is prohibited or
        ----------
unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof or affecting the validity or enforceability of such provisions in any other jurisdiction.

  16.08 Headings.  Article and Section headings used in this Agreement are for
        --------
convenience of reference only and are not part of this Agreement for any other purpose.

  16.09 Changes in Forms.  Banks Agent reserves the right to make reasonable
        ----------------
changes in the forms of all certificates and other documents to be executed and delivered to Bank, Banks' Agent or Swing Lender by Borrowers' Agent, Borrowers or Weeks Corporation hereunder.

  16.10 Notices.  Any notice, payment, demand or communication required or
        -------
permitted to be given by the provisions of this Agreement shall be deemed to have been sufficiently given or served for all purposes if delivered personally to a party or to an officer of the party to whom the same is directed, or if sent by facsimile transmission or by United States Mail, first class postage and charges prepaid, addressed or transmitted to such party at the following address or facsimile number, or to such other address or facsimile number as shall be furnished in writing by any party to the other, pursuant to the provisions hereof:


  If to Borrowers, to:              WEEKS REALTY, L.P.
                                    as Borrowers' Agent
                                    c/o Weeks Corporation
                                    4497 Park Drive
                                    Norcross, Georgia  30093
                                    ATTN:  Chief Financial Officer
                                    Facsimile No.:  (770) 717-3310


  with a copy to:                   King & Spalding
                                    191 Peachtree Street, N.E.
                                    Atlanta, GA  30303-1740
                                    ATTN:  William B. Fryer, Esq.
                                    Facsimile No.:  (404) 572-5100
  and with a copy to:     Weeks Corporation
                          4497 Park Drive
                          Norcross, Georgia  30093
                          ATTN:  Elizabeth C. Belden, Esq.
                                 Corporate Counsel
                          Facsimile No.:  (770) 717-3310


  If to Weeks Corporation,
  to:                     WEEKS CORPORATION
                          4497 Park Drive
                          Norcross, Georgia  30093
                          ATTN:  Chief Financial Officer
                          Facsimile No.:  (770) 717-3310


  If to a Bank, to:       The address or facsimile number set forth
                          opposite its name on the signature pages hereof


  If to Banks' Agent,
  to:                     Wachovia Bank of Georgia, N.A.
                          191 Peachtree Street, N.E.
                          Atlanta, Georgia  30303
                          ATTN: Steven B. Wood
                                Vice President
                          Facsimile No.:  (404) 332-4066


  with a copy to:         Wachovia Corporate Services, Inc.
                          191 Peachtree Street, N.E.
                          Atlanta, Georgia  30303
                          ATTN: Corporate Finance Department
                          Facsimile No.:  (404) 332-4005


  and with a copy to:     Smith, Gambrell & Russell
                          Suite 3100, Promenade II
                          1230 Peachtree Street, N.E.
                          Atlanta, Georgia  30309
                          ATTN: Ronald E. Barab, Esq.
                          Facsimile No.:  (404) 815-3509


Any such notice shall be deemed given as of the date so delivered personally or sent by facsimile transmission (with confirmation of completed transmission), or five (5) days after the date on which same was deposited, first class postage prepaid, in a regularly maintained receptacle for the deposit of United States Mail, addressed as aforesaid.

  16.11 Amendments and Waivers.  (a) Any provision of this Agreement, the Notes
        ----------------------
or any other Loan Documents may be amended or waived if, but only if, such amendment or waiver is in writing and is signed ("signed," as used in this
Section 16.11, shall include, without limitation, signatures received by facsimile transmission followed by a signed original) by Borrower and the Required Banks (and, if the rights or duties of Banks' Agent are affected thereby, by Banks' Agent); provided that no such amendment or waiver shall,
                           --------
unless signed by all Banks and Swing Lender, (i) change the Commitment of any Bank or Swing Lender or subject any Bank or Swing Lender to any additional obligation (except as provided in Section 2.04), (ii) change the principal of or rate of interest on any Loans or any fees (other than fees payable solely to Banks' Agent) hereunder, (iii) change the date fixed for any payment of principal of or interest on any Loan or any fees hereunder, (iv) change the amount of principal, interest or fees due on any date fixed for the payment thereof, (v) change the percentage of the Commitments (except as provided in Section 2.04) or of the aggregate unpaid principal amount of the Notes, or the percentage of any Bank or Swing Lender which shall be required for Banks or Swing Lender or any of them to take any action under this Section 16.11 or any other provision of this Agreement, (vi) change the manner of application of any payments made under this Agreement or the Notes, (vii) release any Guarantee given to support payment of the Loans, (viii) change the definition of Required Banks, or (ix) change this Section 16.11.

        (b) Neither Weeks Corporation nor any Borrower will obtain from any Bank its written agreement to waive or amend any of the provisions of this Agreement except through Banks' Agent, and Banks' Agent shall be supplied by Weeks Corporation or such Borrower with sufficient information to enable Banks to make an informed decision with respect thereto. Executed or true and correct copies of any waiver or consent effected pursuant to the provisions of this Agreement shall be delivered by Borrowers to Banks' Agent forthwith following the date of which the same shall have been executed and delivered by the requisite percentage of Banks and Swing Lender. Borrower will not, directly or indirectly, pay or cause to be paid any remuneration, whether by way of supplemental or additional interest, fee or otherwise, to any Bank (in its capacity as such) as consideration for or as an inducement to the entering into by such Bank of any waiver or amendment of any of the terms and provisions of this Agreement, unless such remuneration is concurrently paid, on the same terms, ratably to all Banks, provided that the provisions of this Section
                             --------
16.11(b) shall not impair or in any way affect Borrowers' obligations to pay, and Banks' Agent's entitlement to collect, the fees provided for in Section
15.03 upon any request by Borrowers for a waiver or amendment.

  16.12 Time of the Essence.  Time is of the essence of this Agreement.
        -------------------

  16.13 Execution in Counterparts.  This Agreement and any amendment hereof or
        -------------------------
waiver of any provision hereof may be executed in multiple counterparts, each of which shall be treated as an original, but all of which shall constitute one and the same agreement, amendment or waiver, as the case may be.

  16.14 Joint and Several Liability.  Except as otherwise specifically set forth
        ---------------------------
in this Agreement, Borrowers shall be jointly and severally liable for all obligations contained in this Agreement and the other Loan Documents.

  16.15 Attorneys' Fees.  All references to attorneys' fees or reasonable
        ---------------
attorneys' fees in this Agreement or in any of the Loan Documents shall mean actual attorneys' fees incurred by Bank, Banks' Agent or Swing Lender without reference to any statutory presumption as to the amount thereof.

  16.16 Additional Parties.  Any Consolidated Entity or Non-Consolidated
        ------------------
Subsidiary may at any time become a party to this Agreement as a Borrower or a Guarantor (each such Consolidated Entity or Non-Consolidated Subsidiary an

"Additional Obligor") by assuming the rights and obligations of a Borrower or a
-------------------
Guarantor, respectively, under this Agreement, the Notes, and the other Loan Documents, pursuant to an Acceptance and Assumption, executed by such Additional Obligor, Borrowers' Agent and Banks' Agent. Upon (a) execution of the Acceptance and Assumption by such Additional Obligor, Borrowers' Agent and Banks' Agent, (b) execution of each Note as a maker, in the case of an Additional Obligor which is becoming a Borrower, or execution and delivery to Banks' Agent of a Guaranty, in the form of a Weeks Guaranty, in the case of an Additional Obligor which is becoming a Guarantor, (c) delivery of an executed counterpart of the Acceptance and Assumption to Borrowers' Agent and Banks' Agent, and (d) except in connection with the addition of two (2) Subsidiaries of Weeks Corporation as parties to this Agreement pursuant to the transactions contemplated in Section 11.09, payment by Borrowers of a processing and recordation fee of $5,000 to Banks' Agent, for its sole account, such Additional Obligor shall for all purposes be a party to this Agreement as a Borrower or a Guarantor, as the case may be, and shall, if a Guarantor, have the same obligations as Weeks Corporation under this Agreement to the same extent as if it were an original party hereto, and, in the case of a Borrower, shall have all of the rights and obligations of a Borrower under this Agreement to the same extent as if it were an original party hereto. Upon the addition of any Additional Obligor as a party to this Agreement as a Borrower pursuant to this
Section 16.16, Banks' Agent, Borrowers' Agent, Banks and Swing Lender shall make appropriate arrangements so that such Additional Obligor executes each Note as a maker.

  16.17 Confidentiality.  Each of Banks, Swing Lender, and Banks' Agent agrees
        ---------------
to exercise commercially reasonable efforts to keep any information delivered or made available to it by Weeks Corporation or any Borrower confidential from anyone other than persons employed or retained by it who are or expected to become engaged in evaluating, approving, structuring or administering the Loans;

provided that nothing herein shall prevent any Bank, Swing Lender or Banks'
--------
Agent from disclosing such information (a) to any other Bank, (b) upon the order of any court or administrative agency, (c) upon the request or demand of any regulatory agency or authority having jurisdiction over it, (d) which has been publicly disclosed without breach of these or any other applicable confidentiality provisions, (e) to the extent reasonably required in connection with any litigation to which any Bank, Swing Lender, or Banks may be a party,
(f) to the extent reasonably required in connection with the exercise of any remedy hereunder, (g) to its legal counsel and independent auditors (each of whom it agrees to advise as to the confidential nature of such information) and
(h) to any actual or proposed Transferee of all or a part of its rights hereunder which has agreed in writing to be bound by the provisions of this
Section 16.16; provided that should disclosure of any such confidential
               --------
information be required by virtue of the preceding clause (b) or clause (e), the relevant Bank, Swing Lender, or Banks' Agent shall promptly notify Borrowers' Agent of same; provided, further, that no Bank, Swing Lender or Banks' Agent
               --------  -------
shall be required to delay compliance with any directive to disclose any such information so as to allow Weeks Corporation or any Borrower to effect any action seeking to prevent such disclosure.

  16.18 Representations by Banks and Swing Lender.  Each of Banks and Swing
        -----------------------------------------
Lender hereby represents that (a) it is a commercial lender or financial institution which makes commercial loans in the ordinary course of its business and that it will make its Syndicated Loans or Swing Loans, as the case may be, for its own account in the ordinary course of such business; provided that,
                                                             --------
subject to Section 16.03, the disposition of the Note or Notes held by it shall at all times be within its exclusive control, and (b) no part of the funds to be used by it to fund the Syndicated Loans or Swing Loans, as the case may be, constitutes or will constitute (i) assets allocated to any separate account maintained by it in which any employee benefit plan (or its related trust) has any interest nor (ii) any other assets of any employee benefit plan. As used in this Section, the terms "employee benefit plan" and "separate account" shall have the respective meanings assigned to such terms in Section 3 of ERISA.

  16.19 Miscellaneous.  The Loan Documents shall inure to the benefit of and be
        -------------
binding upon Borrowers, Weeks Corporation and Banks, Banks' Agent and Swing Lender and their respective heirs, executors, legal representatives, successors, successors-in-title and assigns, subject to all restrictions on transfer herein or in the other Loan Documents. Neither the Loan Documents nor the

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


proceeds of the Loans contemplated by the Loan Documents may be assigned by Borrowers without the prior consent of Banks and Swing Lender, which may be given or withheld at the discretion of Banks or Swing Lender. The Loan Documents may be discharged or terminated only by an instrument in writing signed by the party against whom enforcement of such discharge or termination is sought. Nothing contained in the Loan Documents shall be construed to create an agency, partnership or joint venture between Borrowers and Banks and Swing Lender. All personal pronouns used in the Loan Documents whether used in the masculine, feminine or neuter gender, shall include all other genders; the singular shall include the plural, and vice versa. If more than one person or entity constitutes, collectively, Borrowers or Guarantor, all of the provisions of the Loan Documents referring to Borrowers or Guarantor shall be construed to refer to each such person or entity individually as well as collectively; and, if a Borrower or Guarantor is a partnership, all of the provisions of the Loan Documents referring to Borrowers or Guarantor shall be construed to apply to each of the general partners of each Borrower or Guarantor and of any and all further tiers of general partners in the structures of each Borrower or Guarantor. When anything is described or referred to in the Loan Documents in general terms and one or more examples or components of what has been described or referred to generally is associated with that description (whether or not following the word "including"), the examples or components shall be deemed illustrative only and shall not be construed as limiting the generality of the description or reference in any way. Wherever in the Loan Documents it is indicated that the approval, consent or determination of Banks or Swing Lender is to be given or made at the option or in the discretion or judgment of Banks, then such Banks or Swing Lenders, or any of them, may grant or withhold such approval or consent or make such determination without restriction in its sole and absolute discretion. The obligations of Borrowers under this Agreement and the Notes shall be subject to the limitation that payments of interest shall not be required to the extent that receipt thereof would be contrary to provisions of law applicable to Banks and Swing Lender limiting rates of interest which may be charged or collected by Banks or Swing Lender. In the event that any such payment in excess of the maximum rate of interest allowed by applicable law is inadvertently paid by any Borrower or inadvertently received by the Banks or Swing Lender, the amount in excess of the maximum rate of interest allowed by applicable law shall be credited as a payment of principal, unless the Borrower whose payment constitutes the amount in excess of the maximum rate of interest allowed (such Borrower to be determined by Banks and Swing Lender at Banks' and Swing Lender's sole discretion, based upon any reasonable method of accounting) shall notify the Banks and Swing Lender in writing that the Borrower elects to have such excess sum returned to it forthwith. All exhibits referred to in the Loan Documents are by such reference incorporated into the Loan Documents as if fully set forth therein.

  IN WITNESS WHEREOF, the parties have caused this Agreement to be executed and delivered in their names and on their behalf, and their seals to be affixed and attested, all as of the day and year first above written.

                                       BORROWERS:
                                       ---------

                                       WEEKS REALTY, L.P.

ATTEST:                                BY:  WEEKS CORPORATION, its sole
                                            General Partner
/s/ Elizabeth Belden
-----------------------                     By: /s/ David P. Stockert
              Secretary                         --------------------------
                                                Its: Senior Vice President and
                                                    ---------------------------
                                                    Chief Financial Officer
                                                    ---------------------------
   [CORPORATE SEAL]


ATTEST:                                WEEKS CONSTRUCTION SERVICES, INC.

/s/ Elizabeth Belden
-----------------------                By: /s/ David P. Stockert
              Secretary                    -------------------------------
                                           Its: Treasurer
                                               ---------------------------
   [CORPORATE SEAL]



ATTEST:                                WEEKS REALTY SERVICES, INC.
/s/ Elizabeth Belden
-----------------------                By: /s/ David P. Stockert
              Secretary                   --------------------------------
                                          Its: Treasurer
   [CORPORATE SEAL]                           ----------------------------


ATTEST:                                WEEKS DEVELOPMENT PARTNERSHIP
/s/ Elizabeth Belden
-----------------------                By: WEEKS REALTY SERVICES, INC.,
             Secretary                     as its Managing Partner

                                           By: /s/ David P. Stockert
                                              ----------------------------
                                              Its: Treasurer
                                                  ------------------------
   [CORPORATE SEAL]


                                       WEEKS FINANCING LIMITED PARTNERSHIP

                                       BY: WEEKS CORPORATION, its
                                           sole General Partner

ATTEST:                                    BY: WEEKS CORPORATION, its sole
                                               General Partner
/s/ Elizabeth Belden
-----------------------                        By: /s/ David P. Stockert
              Secretary                           -----------------------------
                                                 Its: Senior Vice President and
                                                     --------------------------
                                                      Chief Financial Officer
                                                     --------------------------
    [CORPORATE SEAL]

                      [SIGNATURES CONTINUED ON NEXT PAGE]

                                       GUARANTORS:
                                       ----------

ATTEST:                                WEEKS CORPORATION

/s/ Elizabeth Belden
-----------------------                By: /s/ David P. Stockert
              Secretary                   --------------------------------

                                          Its: Senior Vice President and
                                               ---------------------------
                                               Chief Financial Officer
                                               ---------------------------
    [CORPORATE SEAL]


ATTEST:                                WEEKS REALTY, L.P.

                                       BY: WEEKS CORPORATION, its sole
                                           General Partner
/s/ Elizabeth Belden
-----------------------                    By: /s/ David P. Stockert
              Secretary                       ----------------------------

                                          Its: Senior Vice President and
                                               ---------------------------
                                               Chief Financial Officer
                                               ---------------------------
   [CORPORATE SEAL]


                                       BORROWERS' AGENT:
                                       ----------------

ATTEST:                                WEEKS REALTY, L.P.

                                       BY: WEEKS CORPORATION, its sole
                                           General Partner
/s/ Elizabeth Belden
-----------------------                    By: /s/ David P. Stockert
              Secretary                       ------------------------------

                                              Its: Senior Vice President and
                                                  --------------------------
                                                   Chief Financial Officer
                                                  --------------------------
    [CORPORATE SEAL]


                                       BANKS' AGENT:
                                       ------------

                                       WACHOVIA BANK OF GEORIGA, N.A.,
                                       as Agent

                                       By: /s/ Steven B. Wood
                                          --------------------------------

                                          Its: Vice President
                                              ----------------------------
                                                             [BANK SEAL]


                      [SIGNATURES CONTINUED ON NEXT PAGE]

                                       BANKS:
                                       -----

Commitment Share:                      WACHOVIA BANK OF GEORGIA, N.A.
54.28571%

Address:                               By:  /s/ Steven B. Wood
191 Peachtree Street, N.E.                --------------------------------
Atlanta, Georgia  30303                   Its: Vice President
                                              ----------------------------
                                          Date: 9/25/96
                                                             [BANK SEAL]


Commitment Share:                      FIRST UNION NATIONAL BANK OF GEORGIA
28.57143%

Address:                               By: /s/ Susan T. Miller
999 Peachtree Street, N.E.                --------------------------------
Suite 610                                 Its: Senior Vice President
Atlanta, Georgia  30309                       ----------------------------
                                          Date:
                                                             [BANK SEAL]


Commitment Share:                      COMMERZBANK A.G. -
10.00000%                              ATLANTA AGENCY

Address:                               By: /s/ Harry Yergey
1230 Peachtree Street, N.E.               --------------------------------
Suite 3500                                Its: Vice President
Atlanta, Georgia  30309                       ----------------------------

                                       By: /s/ Mark J. Wortmann
                                          --------------------------------
                                          Its: Assistant Vice President
                                              ----------------------------
                                       Date:   9[23]96
                                                             [BANK SEAL]


Commitment Share:                      MELLON BANK, N.A.
7.14286%

Address:                               By: /s/ Michael J. Disanto
1735 Market Street, 4th Floor             --------------------------------
Philadelphia, PA  19103                   Its: Vice President
                                              ----------------------------
                                          Date: 9-25-96
                                                             [BANK SEAL]